Exhibit 10.17

1979 Milky Way, Verona, WI 53593

LICENSE AND

SUPPORT AGREEMENT

This License and Support Agreement (the “Agreement”) is made between Epic Systems Corporation, which is located at 1979 Milky Way, Verona, Wisconsin 53593 (“Epic”); and AHS Management Company, Inc., a company having its principal place of business at One Burton Hills Boulevard, Suite 250, Nashville, Tennessee 37215(“You”).

Epic and You agree as follows:

1.	DEFINITIONS

The definitions provided on Appendix A apply to this Agreement.

2.	LICENSE

a.

General. Epic hereby grants You a non-exclusive license to use the Program Property in the United States during the Term, subject to the terms and conditions of this Agreement and the Exhibits hereto. This license may be converted to a perpetual license at Your option as provided in Section 6(b) of this Agreement. You may provide access to the Program Property to Affiliates as described in Section 14, and the license is transferable as provided in Section 13.

b.

Rights to Copy Program Property. You may copy the Program Property as follows: (i) You may make copies of the Code to the extent such copies are required for backup, recovery, or system redundancy to ensure availability of the system to You or for training or testing purposes; (ii) You may copy Workstation Code onto any number of Your workstations for authorized Affiliate Users; (iii) You may create additional Production Directories if You notify Epic and pay Epic the applicable license and maintenance fees in the manner specified in Section 6(e); and (iv) You may modify and reproduce the Documentation and disseminate the Documentation to authorized Affiliate Users of the Program Property to the extent appropriate. You may not otherwise copy the Program Property and will not permit Your employees, agents or any other person under Your control to, or knowingly allow any other person to (and You will exercise good faith and cooperate with Epic if any such other person does), copy the Program Property.

c.

Ownership. The grant of this license does not confer on You any right of ownership to any form of the Program Property (whether Code or Documentation). All Program Property remains the property of Epic.

d.

Sublicense for Third Party Software. You agree to obtain a sublicense to and the maintenance for the Third Party Software and Data used in conjunction with the Program Property. [***] at Epic’s then standard fees for such sublicense and maintenance. [***] You are granted a sublicense to use the Third Party Software and Data as limited by the terms set forth in Exhibit 1(a) and the applicable Third Party Addendum. If “TBD” is listed for the applicable Third Party Software and Data on Exhibit 1(a), then no license is granted until a Third Party Tools Order has been signed by You and Epic and then the license is also subject to the terms of such Third Party Tools Order. Your license to Third Party Software and Data also is limited solely to use in conjunction with Your licensed use of the Program Property. If You would like to obtain a license to future versions and/or additional copies or expanded uses of any Third Party Software and Data, the parties may use a Third Party Tools Order with any changes to the terms of the addenda that apply to such versions or copies specified in the Third Party Tools Order.

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3.	DELIVERY

a.

General. Promptly following the date of the Agreement, Epic will deliver to You the Code and the Documentation published and generally released by Epic to its United States customers for the Program Property.

b.

Responsibility for Site. Epic does not sell hardware so that it can remain independent in advising You on Your hardware selection. Therefore, You will be responsible for providing hardware for use with the Program Property and establishing a site for the hardware, assuring reasonably appropriate operating methods and backup procedures, and implementing reasonably sufficient procedures and checks designed to assure data security and accuracy in both input and output and in the event of the need for restart or recovery from malfunction. [***] When You decide to implement a significant Update to the Program Property, [***] Since You may use the Program

Property in a manner that differs from other typical customers, Your actual hardware needs may vary.

4.	INSTALLATION AND TRAINING

a.

General. Epic will assist You in installing and implementing the Program Property and will assist in training Your employees, all in accordance with the Implementation Schedule, [***] Likewise, You will perform Your tasks and activities in the implementation in accordance with the Implementation Schedule, [***] The Implementation Schedule will outline the expected schedule for the implementation of the Program Property. [***]

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As part of the Implementation Item Services under this Agreement, [***] or other standard formats agreed upon by the parties, so long as Epic, in its reasonable discretion, does not believe such work will expose Epic to any trade secret, copyrighted material, or confidential information of a third party. [***] The Implementation Item Services do not include any customization services.

b.

Project Coordination. In order to facilitate communication, You will designate a project director and Epic will designate an implementation director to coordinate with each other concerning the implementation services [***]

[***] Epic will not be obligated to take any action with respect to any individual that would violate any applicable law or regulation.

c.	Personnel.

(i)	Personnel Generally. You recognize that Epic implementation staff will be comprised of [***] Epic will staff Your implementation team with [***] All individuals on Epic’s project team will be [***]

(ii)

Replacement of Personnel. You may notify Epic at any time during the implementation of the Program Property that You would like Epic to replace any implementation personnel for the lawful reasons stated in the notice, provided that You have had an opportunity that is reasonable under the circumstances to evaluate the individual’s performance. After receipt of such notice from You, Epic will have [***] in which to [***] In the event that [***] Notwithstanding anything to the contrary in this Section 4(c)(ii), in the event that [***]

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[***] You understand that multiple requests for removal of personnel or restricting personnel from access to Your premises and systems may result in project delays and You agree to use reasonable efforts to minimize such requests and restrictions.

(iii)	Continuity of Personnel. Epic and You acknowledge and agree that continuity of personnel is important to the success of the project. [***]
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d.

Training of Project Team. Your project team will attend standard training courses at Epic based on Epic’s then-current recommendations for training for Your project team. These courses utilize test data, with standard items and standard screens, and settings appropriate for project team members to learn the capabilities of the software. Any budget estimates Epic has provided assume a specific number of project team trainees at various sessions based on Epic’s typical experience for that type of project. You may decide to send additional project team staff for training as needed for Your implementation at the applicable standard training rates subject to Section 4(f).

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e.

Training of End Users. Epic will assist Your project team in developing Your end-user-training program as part of the implementation services [***] Except as otherwise agreed in the Implementation Schedule, typically Epic staff members will train Your initial class of physician end users for certain applications. For the next class of end users for those applications and for Your first class of end users for other applications, typically Your trainers will train the class with Epic staff members observing Your trainers and providing suggestions and assisting as needed. Thereafter, typically Your trainers will train the remainder of end-users for each class.

f.

Rates. All installation, implementation, and training services [***] provided by Epic will be at Epic’s standard rates for such services. The current standard rates for such services are listed on Exhibit 4 and will not increase during the first [***] months of this Agreement. [***]

g.

[***] Epic can amend or terminate the [***] at any time in its sole discretion. Notwithstanding the preceding sentence, the standard [***] that is current at the time that Your implementation of a particular Item begins will apply and remain in effect for that Item during the period in which You are actively installing such Item without material delay or suspension for reasons other than Epic’s failure to provide the implementation services in accordance with Section 4(a) of this Agreement. You have informed Epic that as of the date of the Agreement, You intend to implement the Program Property in accordance with Epic’s then-current [***]

h.	Implementation Item Amount; Reporting and Budget Assessment.

(i)

Implementation Item Amount. Based upon the timeline contemplated in the initially proposed implementation sequence attached as Exhibit 2(a), the tasks contemplated in the sample implementation schedule attached as Exhibit 2(b), and Epic’s experience with other customers, Epic has, in good faith, prepared and provided [***]

(ii)

Reporting. As part of Epic’s performance of the Implementation Item Services, Epic’s project team holds [***] During Your implementation of the Implementation Items as contemplated in the implementation sequence attached as Exhibit 2(a) as of the date of the Agreement (the “Initial Implementation”), Epic’s team will [***] During Your Initial Implementation, Epic’s team also will [***]

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[***] A sample of the types of [***] reports currently used by Epic for these reporting purposes is provided in Exhibit 11 and the [***] reports provided by Epic during Your Initial Implementation will contain substantially similar information as those contained in Exhibit 11. The [***] reports will [***]

(iii)

Budget Conferences. If You have any concerns about the activities or progress related to the implementation, or about the costs for the Implementation Item Services exceeding the Budgeted Implementation Amount, Epic and You will mutually develop, if appropriate, a plan of action to address such concerns, and if You do not feel the plan is effective to address Your concerns, You may escalate such concerns using the escalation process set forth in Section 21(b) of the Agreement to ensure that Epic and You are focused on and adequately addressing such concerns. [***]

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i.

Access to Server. You will provide Epic with access to the server(s) on which the Program Property is installed through an IP network connection as reasonably needed by Epic in connection with the performance of its services. This connection may be implemented over one of the following technologies at Your discretion: (1) a LAN-to-LAN IPSec tunnel terminated on [***] and a suitable hardware VPN device at Your site, or (2) comparable technology as agreed to by the parties. The connection between Your server(s) on which the Program Property is installed and an edge router of Your internet service provider will have a minimum available bandwidth of at least 56 Kilobits per second and a maximum average latency of 15 milliseconds. Collectively, the access technology requirement and the connection requirement are the “Minimum Access Requirements.” Each party will be responsible for all necessary hardware and software and line costs on its end, including configuration. Epic may reasonably revise the Minimum Access Requirements from time to time to ensure that access is still adequate given changes in technology. Epic will notify You of any such revisions to the Minimum Access Requirements. You agree to upgrade the access technology and/or connection, at Your sole cost, to meet the Minimum Access Requirements as soon as reasonably practicable, but not later than eighteen (18) months following receipt of written notice from Epic to You of any such change. You also grant to Epic the right of access to the Program Property as reasonably needed by Epic for support and to monitor and maintain efficient Program Property operations. After the First Live Use of an Item of Program Property, it will be Your responsibility to grant access to Your server(s) containing the Program Property or Your data by Epic employees using an appropriate, reasonable password protection system designated by You, and You will provide Epic employees access to Your server(s) only through such password protection system. [***]

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[***] If You unreasonably limit Epic’s access to the Program Property or the server(s) on which it is installed, You understand that Epic may not be able to provide the services as contemplated under the Agreement, and in such event any of Epic’s affected obligations under this Agreement will be excused, with Epic reserving the right to charge for any additional costs and fees reasonably incurred as a result.

j.	Requirement for Availability of Certain Interfaces Before First Live Use.

(i)

Claims Processing. If a [***] is licensed to You under the Agreement, You agree that You will not begin First Live Use of the [***] until the claims process mutually agreed to in [***] (whether a manual claims process or a process using an electronic claims interface) has been tested, is operating successfully for Your claims processing and has been approved in writing by both Your senior financial representative for Your claims processing and Epic’s implementation director. In addition, it is important that You use a claims processing clearinghouse in Your initial go-live for electronic claims, in lieu of direct-to-payor electronic claims interfaces. Use of a clearinghouse permits the parties to focus less attention on special claim issues during the period just before Your First Live Use of Resolute. The clearinghouse You use must be able to process HIPAA compliant claims transaction in the most current version of the ANSI X12 837 Professional and/or Institutional format(s). After Your electronic claims have been successfully processed for 6 months following Your First Live Use of the [***]

or earlier upon mutual agreement of the parties’ implementation teams to replace a number of Your pre-existing direct-to-payor interfaces, Epic will, at Your request, work with You to explore the development of electronic claims interfaces directly to payors.

(ii)

Lab Interfaces. If an [***] is licensed under this Agreement, You also agree that You will not begin First Live Use of the [***] until results of laboratory tests and procedures can be successfully entered into the database used by the [***] for results reporting (either because the lab interface(s) have been tested and are operating successfully or You are manually entering all results into the system).

(iii)

General. IF YOU PROCEED WITH FIRST LIVE USE OF A [***] OR AN [***] WITHOUT FIRST ACCOMPLISHING THE APPLICABLE STEPS IN THIS SECTION 4(J), THE WARRANTY PROVIDED IN SECTION 8 FOR THE APPLICABLE [***] OR [***] WILL BE VOID AND YOU WILL BE DEEMED TO HAVE IRREVOCABLY ACCEPTED THE APPLICABLE ITEM. UPON YOUR REQUEST, EPIC WILL VERIFY IF YOU HAVE ACCOMPLISHED THE APPLICABLE STEPS FOR PURPOSES OF THIS SECTION 4(J) PRIOR TO YOUR FIRST LIVE USE OF AN APPLICABLE ITEM.

k.

Regulatory Changes to Claims Forms and Formats. If, during the period that You are participating in the Maintenance Program with respect to Resolute and any other applicable Items or formats, Epic in good faith determines that a change is required to paper claim forms or electronic claims formats because of a change to a federal regulatory requirement, Epic will modify the Program Property to comply with the change and provide the modification to You [***] within a reasonable time to allow You to test the change before the requirement is effective, except that Epic will be allowed a reasonable period from the time Epic becomes aware of the changed requirement to develop and implement the modification in a subsequent release or other periodic Update. If You so request, a billable retrofit will be made available to You. The above procedure does not apply to changes that are due to a requirement of a clearinghouse or other third-party claims processing system or that are not directly a federal regulatory requirement (for example a technical or processing deficiency of that clearinghouse or third-party system).

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l.

Other Federal Regulatory Requirements. In addition to the provisions of Section 4(k) above, Epic will make modifications to the Program Property as provided in this Section 4(l) to comply with other changes in federal regulations if:

(i)	You have continuously participated in the Maintenance Program from the date of this Agreement with respect to the affected Item;

(ii)

the change in federal regulation directly relates to the functionality of Epic’s Program Property as it is described in the Documentation Manuals and would result in the operation of the Program Property as described in the Documentation Manuals violating such federal regulation; and

(iii)

in Epic’s good faith determination such change to the federal regulation requires modification of the Program Property and it would not be technically infeasible or commercially unreasonable to make such modification.

Modifications under this Section 4(l) will be made available in an Update of the applicable Item. Epic will deliver any modification made under this Section 4(l) prior to a reasonable period for testing before the effective date of such federal regulation if Epic becomes aware of the requirement within a reasonable period of time in advance of the effective date of the requirement in light of the nature of the requirement, the significance of the changes required to the Program Property and the status of the release cycle. If Epic in its good faith judgment determines that it cannot make a modification to the Program Property required by a change in federal regulation or cannot do so prior to the effective date of such regulation, then Epic will arrange a meeting of those of its customers for whom the change is relevant to determine if, and to what extent, using [***] combined resources [***] possible cost-sharing arrangements [***] the requirements of the federal regulation can be met. Nothing in this Section will require Epic to retrofit any modifications to a previous version of the Program Property. Epic’s modifications under this

Section may include changes to or the elimination of certain functionality of the Program Property. Epic will not, without Your [***] consent, materially reduce the functionality of the Program Property as licensed by You on the date of this Agreement.

m.

Meaningful Use. As of the date of the Agreement, the HITECH Act provides for certain requirements (including incentive payments and penalties) of healthcare providers making “meaningful use” of “Certified EHR Technology” (as that term is defined as of the date of the Agreement by 42 C.F.R § 495.4). ICSA Labs, recognized by the Office of the National Coordinator for Health Information Technology (ONC) as an Authorized Certification Body (ONC-ACB), has informed Epic that the [***] A certification notification for these two (2) Complete EHRs and four (4) Modular EHRs is attached as Exhibit 12 and provides additional information about the 2014 ONC Edition certifications that Epic has received. For the sake of clarity, in addition to the [***] You may need to license and use appropriate Ancillary Systems and Additional Tools.

On October 6, 2015, CMS released the Stage 3 Meaningful Use Final Rule (as defined as of the date of the Agreement, “Stage 3”) and ONC released a final rule outlining the new 2015 ONC Edition of health IT certification criteria (as defined as of the date of the agreement, the “2015 ONC Edition Criteria”). A subset of the 2015 ONC Edition Criteria are intended to support Meaningful Use (including Stage 3) and compose the above mentioned Certified EHR Technology (the “2015 ONC Edition MU Criteria”). As of the date of this Agreement, [***]

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[***] Epic also encourages You and other Epic customers to monitor and participate in the development of the Certified EHR Technology definition.

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(iii)	Copyrights, Etc. You hereby waive any copyrights, trade secret rights and other proprietary rights, if any, related to any [***] that You provide to Epic or the [***]

(iv)

Discontinuation of Participation. If You do not provide Epic with the Support Materials as required by this Section 4(n) or You otherwise choose to discontinue participation in the [***] then You will have no further access to the [***]

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5.	MODIFICATIONS

a.

General. You may request that Epic modify part of the Program Property or develop and provide You with Programming Points Code at any time more than three months after Your First Live Use of the Program Property by using a Change Order or Budget Allocation. You may choose either a fixed-price option or an hourly charge option with an estimate. Payments with respect to any fixed-price Change Order or Budget Allocation will be due upon Your execution of the Change Order or Budget Allocation. Work with respect to non-fixed-priced Change Orders or Budget Allocations will be invoiced as performed.

b.

Rates. Hourly rates will vary depending on the services to be performed. The current rates are listed on Exhibit 4 attached hereto. Such rates will not increase during the first twelve (12) months of this Agreement [***] Additional charges apply for retrofits and rush Change Orders or Budget Allocations as specified in the Change Order or Budget Allocation.

c.

Ownership. Epic tries to generalize requests for changes to the Program Property and then makes the modifications available to all customers as Updates under the Maintenance Program. In this way, You can obtain access to the changes requested and paid for by our many other customers without additional charge to You. For this reason and to allow Epic to properly manage its release process and provide appropriate support, Epic needs to retain ownership to all of the Code and Documentation that it develops. Therefore, the parties agree that Epic will own all Code, Documentation and modifications to the Code or Documentation that Epic develops, and all copyrights, trade secrets and other intellectual property rights with respect to any such Code or Documentation. As used in this Agreement, Epic “develops” Code when it writes the Code for such software and “develops” Documentation when it writes such Documentation.

d.

Retrofits. Modified Code will normally be made available to You through Epic’s standard Update release process unless otherwise agreed to on the Change Order or Budget Allocation. Retrofits are available only to the then current standard version of the Program Property upon Epic’s consent in the Change Order or Budget Allocation. A “retrofit” is a modification to the Code of a previously released version of the Program Property, rather than a modification that is made available in a subsequent release.

6.	PAYMENTS

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c.

Increasing the Licensed Volume. The Program Property license and maintenance fees specified in Exhibit 1(a) are based on the initial Licensed Volume and unless otherwise stated on Exhibit 1(a) are for a single Production Directory. If any Annual Volume exceeds any Licensed Volume, then You agree to pay Epic an additional license fee to increase the Licensed Volume at such time. If You discover that any Licensed Volume has been exceeded, You agree to notify Epic upon such discovery. The Licensed Volume must be increased to at least the standard Licensed Volume level offered by Epic that covers the greater of the Annual Volume for the then current license year or the estimated Annual Volume for the next license year. [***] the additional license fee due is equal to the difference between the then standard license fee for the new Licensed Volume after the increase less the then standard license fee for the Licensed Volume before the increase. Additional maintenance fees based on increased Licensed Volume will be due from the date that the Annual Volume exceeds the previous Licensed Volume. Epic’s standard fees for Licensed Volume for Affiliate Users may vary depending on the relationship You have with the applicable Affiliate User. You will permit Epic reasonable access to Your servers to check counters or run reports to determine the Annual Volume, [***]

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e.

Additional Production Directory Fees. Except as otherwise expressly stated in Exhibit 1(a), the license and maintenance fees specified in this Agreement assume that You are using only one Production Directory. If You would like to create or use one or more Production Directories in addition to Your initial Production Directory, You must [***] pay Epic the then-current standard license and maintenance fees charged by Epic with respect to such additional Production Directories. In order to allow for sufficient set-up time, You must notify Epic in writing that You plan to create or use an additional Production Directory at least sixty (60) days in advance of such creation or use and request [***] Epic’s then-current fee structure [***] for such additional Production Directory. Additional fees may also be required with respect to applicable Third Party Software and Data for any additional Production Directories. [***]

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i.

Third Party Fees. Except as otherwise stated in Exhibit 1(a), license fees for Third Party Software and Data will be due upon delivery, and maintenance fees for Third Party Software and Data are due annually in advance of the applicable maintenance period. Maintenance fees for Third Party Software and Data [***] are subject to change from time to time [***]

j.

Out-of-pocket Expenses. All travel and other reasonable, [***] out-of-pocket expenses sustained by Epic in connection with this Agreement will be billed to You separately as incurred and in accordance with the Epic travel policy attached as Exhibit 14. Any commissions relating to travel (i.e., the typical types of commissions retained by travel agents when booking travel) may be retained by Epic to offset its travel department overhead which is not billed to You. Travel will not be initiated by Epic without Your prior written approval, which will typically include the amount of expected airfare. If You are more than sixty (60) days past due for payment of any out-of-pocket expenses sustained by Epic [***] Epic may in its sole discretion require You to prepay such expenses.

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k.

Payment Date; Interest. You will pay all funds due to Epic by the later of: (i) [***] days after [***] the [***] (ii) the payment date specified in the invoice; or (iii) the date such payment is due as otherwise specified in this Agreement. If You owe Epic any Uncontested Amount after the date specified in the preceding sentence, then such Uncontested Amount will accrue interest until paid at the rate of the lesser of one percent (1%) per month or the maximum rate allowed by law. All overdue interest charges may be added to Your maintenance fees. All payments may be applied first to accrued and unpaid interest charges and then to other amounts due to Epic under this Agreement, as determined in Epic’s sole discretion. You agree that if any Uncontested Amounts that You owe to Epic remain unpaid more than [***] days after such amounts are due to Epic, Epic may, in its sole discretion and with [***] written notice to You, suspend the performance of Epic’s installation, training, customization and/or maintenance services under this Agreement until such amounts are paid in full. In addition, if You fail to pay any Uncontested Amount specified in this Agreement [***] due, You will have materially breached this Agreement if such payment remains unpaid for a period of sixty (60) days or more after [***] written notice of default from Epic to You.

l.

Payments Before First Live Use. You agree that You will begin First Live Use of each Item only if at such time there are no Uncontested Amounts due to Epic under this Agreement that are unpaid. Epic may require a license key number to be entered into the applicable Item of Program Property for use of such Item of Program Property for live, production purposes. You agree that Epic will not enable an Item of Program Property for such use by You if You are not current with Your payments [***] to Epic.

m.

Maintenance Fees. During the period You are participating in the Maintenance Program, You agree to pay Epic monthly maintenance fees for each Item for which the Maintenance Program is then in effect. The initial monthly maintenance fee for each Item at the initial Licensed Volume is set forth in

Exhibit 1(a) and is due [***] monthly in advance. Maintenance amounts will be increased if the Licensed Volume increases in the same manner as Your license fees. Except for expansions of Licensed Volume, the monthly maintenance fees for all Items will remain at the initial rates for a time period [***] twelve months after [***] the date of this Agreement. After that period, Epic may change the maintenance fees [***] but during the first [***] years of this Agreement the aggregate increases in maintenance fees (other than for expansions of Licensed Volume) for each Item [***] will not exceed the [***]

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7.	MAINTENANCE

a.

General. During the term of the Epic Maintenance Program, You will receive the maintenance and support specified in this Section 7. The Maintenance Program has three components: (1) Epic will provide You with consultation and assistance concerning the Program Property by telephone as specified in Section 7(b); (2) Epic will provide You with Updates as provided in Section 7(c); and (3) Epic will provide Program Property error-correction services as stated in Section 7(d).

b.

Consultation and Assistance. Epic will provide consultation and assistance to You by telephone concerning the live operation of the Program Property. Such consultation and assistance is provided by Epic’s technical services staff and will be available 24 hours per day, 7 days per week as provided in Exhibit 7 hereto.

c.	Updates. Epic will make all Updates available to You. You are responsible for the installation of all Updates. Epic will provide You with assistance concerning the Updates as described in Exhibit 7.

d.	Error Correction.

(i)	Epic will provide error correction services and respond to requests concerning the correction of any Program Errors, all in the manner set forth in Exhibit 8.

(ii)

When You report a problem that You believe is a Program Error or Suspected Program Error (as that term is defined in Exhibit 8), Epic will [***] If You repeatedly request Epic’s troubleshooting services to address Non-Program Property Errors that should have been readily diagnosed by Your staff, Epic will escalate its concerns in accordance with Section 21(b) of the Agreement. Once a reported problem has been mutually agreed upon as a Non-Program Property Error, Epic’s responsibility with respect to such Non-Program Property Error will be limited to (a) providing assistance and advice to enable You to determine appropriate remedial action to be taken by You or others, which assistance will include at Your reasonable request, [***] or (b) for third party software under maintenance with Epic, providing such other assistance as is described in Section 7(g), below. Epic will charge You for any associated consulting time for any Non-Program Property Error [***] (other than for assistance provided by Epic for third party software under maintenance with Epic pursuant to Section 7(g), below) at Epic’s then standard rates for such services.

e.

Maintenance Requests. You will designate a sufficient number of employees, who will be trained [***] and knowledgeable concerning the Program Property, to serve as a single, centralized help desk that is responsible for contacting Epic concerning requests for service under the Maintenance Program. If direct requests to Epic for services under the Maintenance Program are made by other persons and such requests are not isolated and have been repeated after Epic has informed You [***] of the problem, then Epic may charge You at its then standard rates for such requests.

f.	Term and Termination of Maintenance Program.

(i)

Term and Renewal. By execution of this Agreement, You have also contracted for the first full year of the Maintenance Program for each Item of Program Property. The first year of the Maintenance Program for each Item commences upon Your First Live Use of that Item. At the end of the first year and any subsequent renewal term, the Maintenance Program will automatically be renewed for an additional one-year period for that Item unless a party has terminated the Maintenance Program as provided in this Section 7(f). Epic will coordinate Your maintenance payments for all of Your Program Property so that each Item You license has the same maintenance year.

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(ii)

Termination. If You would like to terminate the Maintenance Program, You must notify Epic in writing of Your intention to terminate the Maintenance Program at least [***] days before the expiration of the then current term, [***] If You participate in the Maintenance Program for any Item, then You must participate for all Program Property that are available for use in Your system except Items for which maintenance has not yet commenced and Items to which Your access has been disabled as provided in the following sentence. You may terminate the Maintenance Program for a particular Item if You discontinue use of such Item and permit Epic to employ a key that disables Your access to that Item. If You terminate participation in the Maintenance Program for all Program Property, You must terminate maintenance for the Operating Environment and the Third Party Software and Data sublicensed through Epic. In addition, if Epic increases the maintenance fees for any Item of Program Property [***] You may terminate the Maintenance Program, [***] as to all Items of Program Property [***] by providing Epic with notice of such termination within [***] days after the earlier of the date Epic notifies You of or bills You for the increased fees. Such termination will become effective upon the later of [***] days after You notify Epic of the termination or the effective date of the maintenance fee increase. If You terminate the Maintenance Program because of a fee increase, then the increase will not become effective for the period prior to the termination.

(iii)

Re-Enrollment. If You terminate the Maintenance Program for any reason and You later seek to re-enroll, You will be subject to the then current re-enrollment fees and terms charged or required by Epic. If You do not participate in the Maintenance Program, then any services provided to You by Epic that are normally covered by the Maintenance Program will be billed to You at the then current rates Epic charges for such services to those Epic customers who do not participate in the Maintenance Program.

(iv)	Staying Current.

A.

During the Maintenance Program, You will continue to install and use: (1) the Current Version of each Item of Program Property; (2) the most current version of the operating system supported by such version for the hardware that You are using, and (3) the most current version of the Operating Environment software, the KB SQL software and, if applicable, the most current version of the Business Intelligence Software and the Clarity RDBMS Software supported by such version of the Program Property for the hardware that You are using, all subject to the Applicable Transition Period (“Staying Current”). As of the date of this Agreement, the “Applicable Transition Period” begins on the release date for the newer version and continues for 18 months unless You have licensed and begun First Live Use of both Inpatient Items and Ambulatory Items, in which case the Applicable Transition Period will instead continue for 24 months from the release date; provided that if the [***] Epic may modify the Applicable Transition Period from time to time in connection with changes to Epic’s standard release cycle, provided that (1) Epic will [***] and (2) [***]

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[***] If You are using the Superseded Version of any Item of Program Property during the Applicable Transition Period and You are otherwise Staying Current, Epic will continue to support Your Program Property as provided in this Section 7. However, once the Current Version is released, Epic will not provide any modification services with respect to the Superseded Version and will not retrofit changes to the Superseded Version except to the extent Epic determines a retrofit is necessary to correct a Substantive Program Error for which no Reasonable Workaround is available. If You are not Staying Current as described above, Epic may discontinue the Maintenance Program upon [***] days advance notice to You (during which time You may become current to avoid such termination). If You use a version of an Item of Program Property other than the Current Version beyond the Applicable Transition Period and You continue to participate in the Maintenance Program, Your monthly maintenance fees [***] be increased by ten percent (10%) plus five percent (5%) for every six additional months after the expiration of the Applicable Transition Period that You do not upgrade to the Current Version, until You install and begin using the Current Version.

B.

During the Maintenance Program, if You are more than [***] days delinquent on any Uncontested Amount due to Epic, You agree that Epic may suspend its performance of the maintenance services set forth in this Section 7 [***] until such time as You have become current in Your payments to Epic.

(v)

Epic agrees that it will make the Maintenance Program available for all Items of Program Property for at least ten (10) years after the date of this Agreement. Epic may terminate the Maintenance Program for any Item effective beginning no earlier than ten (10) years after the date of this Agreement, by providing You with notice of such termination at least [***] prior to the effective date of the termination.

(vi)	Termination of the Maintenance Program under this Section 7(f) does not terminate Your license to use the Program Property.

g.

Third Party Software Maintenance. With respect to Third Party Software and Data for which a maintenance fee is charged, the maintenance programs for such Third Party Software and Data begin thirty (30) days after delivery of such software to You, except as may otherwise be stated in Exhibit 1(a) or in the applicable Third Party Addendum or Third Party Tools Order. You will contact Epic with respect to any consultation or assistance requests relating to any of this Third Party Software and Data. During the maintenance period for such Third Party Software and Data, Epic will respond to inquiries either by consulting with and assisting You directly, if possible, or by contacting the owners/publishers of the applicable Third Party Software and Data to obtain any additional consultation or assistance that is necessary. You must participate in the software maintenance programs for all of this software during any period that You are participating in the Maintenance Program.

h.

Performance Monitoring. Epic may analyze usage and other trends to allow Epic to proactively suggest adjustments to enhance performance or avoid latent performance issues before they arise. Therefore, Epic may as part of the Maintenance Program monitor and collect Performance Data relating to Your use of the Program Property. Epic usually can efficiently collect this data by receiving automated e-mails from Your system and You and Epic agree to work together to establish this or other automated processes. You agree that Epic may use the Performance Data in any reasonable manner in connection with Epic’s operations, but will not disclose the Performance Data to others except in a manner that does not reasonably identify You as the source of the Performance Data. [***]

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8.	WARRANTY

a.

General. Epic warrants that [***] during the Warranty Period, You notify Epic (in the manner specified in Section 19) that an Item of Program Property contains a Substantive Program Error, and such notice specifically refers to this Section or states that it is providing notice of a warranty problem and describes each Substantive Program Error, then Epic will either correct such Substantive Program Error or provide a Reasonable Workaround for such Substantive Program Error as provided in Section 8(c). Epic also will use its best efforts to correct any Program Errors other than Substantive Program Errors that You report to Epic [***] during the Warranty Period [***]

b.	Responses to Warranty Service Requests. During the Warranty Period, Epic will respond to requests for warranty service as provided in Exhibit 8.

c.

Cure Periods. Epic will have an initial cure period of [***] days after [***] to correct or provide a Reasonable Workaround for any Substantive Program Error that is reported to Epic [***] You will have an additional thirty days from receipt of the correction or Reasonable Workaround to notify Epic of either: (i) any Substantive Program Errors in such Item that were reported to Epic [***] but which You believe have not been cured by Epic; or (ii) any new Substantive Program Errors in such Item arising out of the correction or Reasonable Workaround. Such notice will be provided in the manner specified in Section 19, will specifically refer to this Section or state that it is providing notice of a warranty problem and will describe each Substantive Program Error. Epic will then have an additional cure period of fifteen days after such notification to correct or provide a Reasonable Workaround for any Substantive Program Errors.

d.

Modified Code. If You select the fixed price and warranty option on the applicable Change Order or Budget Allocation, Epic also provides a warranty with respect to Substantive Program Errors in modified Code provided under that Change Order or Budget Allocation. Such warranty will have the same provisions as Sections 8(a) and 8(c), except that the warranty period will be the [***] day period after delivery of such modified code to You and Your remedy under Section 8(g) will relate solely to the modification and the fixed price under such Change Order or Budget Allocation.

e.

Correction of Program Errors After Warranty Period. After the Warranty Period (as long as You continue to participate in the Maintenance Program), the correction of Program Errors (other than those for which You notified Epic [***] pursuant to Sections 8(a), (c) and (d)) will be governed by the terms of the Maintenance Program as provided in Section 7 rather than the warranty specified in this Section 8.

f.

Limitations. In no event will Epic bear any responsibility for any errors or damages of any kind caused by or resulting from defects in the hardware [***] input errors, third party criminal acts or changes to the Program Property made by You [***] by anyone other than Epic [***] will relieve Epic of any and all obligations under this Section 8 and Section 9. [***]

[***]

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[***]

h.

Disabling Code. Epic warrants that the Program Property does not contain any Code designed by Epic to intentionally interfere with the normal operation of the Program Property after its First Live Use for the purpose of enforcing any of the provisions of this Agreement. After Your First Live Use of a particular Item of Program Property, Epic agrees that it will not disable Your use of such Item of Program Property for purposes of enforcing any provision of this Agreement without first obtaining an appropriate court order to do so.

i.

Ownership. Epic warrants that it is the lawful owner of the Program Property, or, to the extent Epic is not the lawful owner of the Program Property, it has all rights necessary for it to license the Program Property to You under this Agreement. [***]

[***]

[***]

[***]

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l.	Power and Authority. Each party warrants that it has the corporate right, power, and authority to enter into and fulfill the obligations set forth in this Agreement.

[***]

n.

NO OTHER WARRANTY. THE ABOVE EXPRESS LIMITED WARRANTIES ARE EXCLUSIVE AND ANY AND ALL OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, ARE HEREBY DISCLAIMED, INCLUDING WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR AGAINST INFRINGEMENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY NOT IN THIS AGREEMENT.

9.	TESTING AND ACCEPTANCE

a.

General. As is the case with very complex computer software, the Program Property is likely to contain some errors. Both Epic and You must test for errors both in the Program Property and in any Updates as delivered. You are responsible for all final testing of the Program Property for Your production system, including any customized Code. You should also instruct Your employees and Affiliate Users using the Program Property to be vigilant in identifying Program Errors and in reporting any Program Errors detected to Epic both during the Warranty Period and thereafter. Any procedures, rules or guidelines for medical treatment incorporated into or provided with EpicCare or any other Items of the Program Property are provided as examples only, and You must test and validate that any such procedures, rules, or guidelines are both medically correct and in accordance with Your requirements and procedures.

b.

Rejection. You may reject any Item of Program Property, but only if it contains a Substantive Program Error, by giving Epic explicit written notice of such rejection before the end of the Warranty Period for that Item of Program Property. Any notice of rejection must be provided to Epic in accordance with Section 19, contain a specific reference to this Section 9(b) or state that it is providing notice of a rejection, and describe each Substantive Program Error for which You are rejecting the Program Property. The same cure periods specified in Section 8(c) also apply to a cure under this Section 9(b). If an Item of Program Property is properly rejected and the Substantive Program Error is not cured within the applicable cure periods, then Your exclusive remedy will be as specified in Section 8(g) [***]. If an Item of Program Property is not properly and timely rejected as specified in this Section 9(b), then that Item of Program Property will be deemed to have been irrevocably accepted by You. Upon actual or deemed acceptance of an Item of Program Property, that Item will be deemed to conform to the requirements of this Agreement for the purposes of Sections 8 and 9.

10.	LIMITATIONS OF LIABILITY

a.	GENERAL.

(i)	NEITHER PARTY WILL BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR OTHER INDIRECT DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT OR RELATING TO ANY SERVICES, SOFTWARE, REPORTS, OR OTHER

20

MATERIALS OR INFORMATION PROVIDED BY EPIC TO YOU, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND [***] FOR THE SAKE OF ILLUSTRATION BUT NOT LIMITATION, THE FIRST SENTENCE OF SECTION 10(a)(i) WILL LIMIT DAMAGES CONSISTING OF MARKETING AND PUBLIC RELATIONS FEES AND EXPENSES IN THE EVENT OF A BREACH
OF EPIC’S NON-DISCLOSURE OBLIGATIONS IN EXHIBIT 5.

(ii)	UNDER NO CIRCUMSTANCES WILL EITHER PARTY’S MAXIMUM LIABILITY, IN TOTAL FOR ALL CLAIMS, EXCEED THE GREATER OF [***] (IN EITHER CASE WHETHER THE LIABILITY ARISES UNDER OR RELATES TO [***]

(iii)	THE LIMITATIONS IN THIS SECTION 10(a) will not apply to [***] OR [***] (INCLUDING, IF YOU USE THE [***] OR OTHER RESTRICTIONS SET FORTH IN THE AGREEMENT, [***]

b.

Force Majeure. No liability will result to You or Epic from delay in performance or nonperformance caused by circumstances beyond the reasonable control of You or Epic including, but not limited to, acts of God, fire, war, terrorism, acts of a common enemy, third party criminal acts, civil disturbance, embargo, any law or governmental regulations or labor dispute (other than labor disputes between the non-performing party and its own labor force) (any such circumstances a “Force Majeure Event”), and the period of performance will be deemed extended to reflect such delay as agreed upon by the parties hereto. The affected party will keep the other party reasonably informed about the status of the event and use all reasonable efforts under the circumstances to resume timely performance. In the event a Force Majeure Event prevents either party from complying with its obligations under this Agreement in a manner that would otherwise be considered a material breach for more than sixty

21

(60) days, and the other party then notifies the non-complying party that it is terminating the Agreement if such non-compliance is not remedied within sixty (60) days after such notice, and such non-compliance is not remedied within sixty (60) days after such notice, then the other party may terminate this Agreement upon notice to the non-complying party at the end of this period. This Section 10(b) will not excuse any delay in performance or nonperformance to the extent not caused by a Force Majeure Event.

c.

Timing of Actions. Neither party will commence any action before an arbitrator or arbitrators (if this Agreement provides for arbitration) or in a court of law for any matter arising under this Agreement or otherwise regarding or in any way related to any Item of the Program Property or services provided to You by Epic more than [***] after the date the applicable cause of action first arises; except that any Claim for contribution, defense or indemnification arising out of a Claim from a third party with respect to any action or claim brought by such third party will be commenced no more than [***] after the date of actual knowledge of such third-party Claim. For purposes of a cause of action that arises under Sections 8(a), (c) or (d) or Section 9(b), the applicable cause of action will be considered to have first arisen upon the earlier of written notice from You of the applicable Substantive Program Error and the end of the Warranty Period for the applicable Item. The passage of any [***] period will be tolled during all informal escalation processes exercised by the parties pursuant to Section 21(b) that are in any way related to the dispute that gives rise to the cause of action, such tolling period not to exceed the lesser of (i) the number of days during which the informal escalation process occurred, such process being deemed to end upon the earlier of the date the last meeting or discussion in the informal escalation process occurred or the date the party bringing the claim refused to reasonably schedule further discussions pursuant to the informal escalation process, or (ii) [***]

11.	PROGRAM PROPERTY PROTECTIONS

a.	General. You will not, and will not permit Your employees or agents, or any other person or party, to do any of the following:
(i)	Reverse engineer any of the Program Property or any part thereof; or

(ii)

Use the Program Property to create a second independently operating application or database using the Program Property so that any limitations on use, such as Your Licensed Volume, may be avoided (except as may be permitted for additional Production Directories if You pay applicable fees pursuant to Section 6(e)).

b.

Copyrights and Trademarks. You agree not to remove, modify or diminish any Epic or third party trademarks or copyright or trademark notices contained in any Program Property or any Third Party Software and Data. To the extent practical, You further agree to affix and maintain the copyright and trademark notices of Epic on all permitted backup or multiple use copies made of the Program Property. If You customize the appearance of any Program Property in Your system (including Epic’s MyChart, EpicCare Link, PlanLink, Radar, OutReach, Welcome or Hyperspace), You agree to display Epic’s logos and other trademarks in a manner, style and location that conforms to the requirements specified in Epic’s then-current Documentation for such Program Property.

c.

Confidentiality. You understand and agree that Epic Confidential Information (including the Program Property) contains certain confidential information protected by operation of law and this Agreement. Consistent with that understanding and to protect the rights of Epic, You agree that You will:

(i)

Maintain in confidence any Epic Confidential Information; except that to the extent disclosure of Epic Confidential Information is required by law or court order, You may disclose Epic Confidential Information; provided that You provide Epic with prior written notice of such required disclosure and reasonably cooperate with Epic to limit such disclosure.

(ii)	Limit access to the Program Property to Your Affiliate Users in the United States.

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(iii)

Store all copies of the Program Property in a secure place. You may create and use web-based and computer- based training curriculums to supplement the instructor-led training provided to end users. In providing web, computer, CD, DVD or other electronic access to materials containing descriptions of Epic software or its use, You will use Epic-approved security technology designed to ensure that access is provided only to the intended trainees and You will track access to such materials to ensure the access is limited to the intended trainees.

(iv)

Either: (1) require any person given access to the Program Property to execute a written agreement (which may be Your standard employee agreement if it applies these protections to the Epic Confidential Information) requiring non-disclosure of Epic Confidential Information, and limiting the use of such information to uses within the scope of the employee’s duties; or (2) inform all of such persons that You are obligated to keep Epic Confidential Information (or generically any vendor’s confidential information) confidential and that it is Your policy to keep all such information confidential.

(v)

If You discover that anyone who has access to any Program Property made available to You under this Agreement is assisting directly or indirectly in the development or enhancement of software that competes with, or is being developed to compete with, any Program Property, promptly discontinue such access to such person.

(vi)

Notify Epic promptly and fully in writing of any person, corporation or other entity that You know has copied or obtained possession of or access to any of the Program Property without authorization from Epic.

d.

Third Party Assistance. If You or any of Your Affiliates want a third party to provide assistance related to the use, implementation or maintenance of the Program Property (including without limitation business process outsourcing, staff augmentation, training, support or hosting) or otherwise want to provide it with access to Epic Confidential Information, You will not permit such third party to have access to the Program Property or other Epic Confidential Information unless such third party and any of its employees who have access have in place at the time of such access an agreement with Epic that at a minimum provides that such third party and employees will not develop, design or enhance or assist any other person or entity in developing, designing or enhancing any software that has or is intended to have a similar purpose to or overlapping functionality with, or that competes with or is intended to compete with, any software offered by Epic now or in the future, and that such third party will not hire current or recent employees of Epic customers who were involved in an active install for that customer or hire current or recent Epic employees. This Section 11(d) should not be construed as requiring an agreement that precludes such third party or its employees from providing implementation services for software that competes with any Epic software, as long as such third party and its employees do not assist in any way with the actual development, enhancement or design of the software as indicated in this Section 11(d).

12.	YOUR CONFIDENTIAL INFORMATION

a.

Confidentiality. Epic understands and agrees that Your Confidential Information (including Protected Information) contains certain confidential information protected by operation of law and this Agreement. Epic will not (i) disclose to any individual, entity, or other third party any of Your Confidential Information, except: (a) as required by law or court order (provided that Epic will provide You prior written notice of such required disclosure and reasonably cooperate with You to limit such disclosure) or (b) with Your consent; or (ii) use any of Your Confidential Information except in accordance with the exceptions in this Section 12(a) or in connection with the performance of Epic’s obligations or exercise of its rights under this Agreement.

b.

Business Associate Exhibit. In order to address the requirements of certain regulations promulgated under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), the parties agree to the terms of the Business Associate Exhibit that is attached as Exhibit 5 hereto.

13.	YOUR RIGHT TO TRANSFER THIS AGREEMENT

a.

General. You may assign this entire Agreement either to any Owned Entity or pursuant to a complete assignment in conjunction with the transfer by sale of substantially all of Your assets to a successor organization if the Owned Entity or successor organization accepts in writing an assignment of this Agreement and agrees to be bound by all of its terms and the Owned Entity or successor organization is not an Epic

23

competitor. You will remain liable for Your obligations under this Agreement if the Owned Entity or successor organization fails to satisfy such obligations. You will not otherwise assign, transfer, sublicense or timeshare Your license or this Agreement to or with any other person, except as expressly provided in this Section 13 or in Section 14.

b.

Divestiture. If, during the Term of this Agreement, an Owned Entity is no longer an Owned Entity by reason of sale, transfer, merger or otherwise (a “Divested Entity”), then at least thirty (30) days prior to the transfer, You will notify Epic in writing of the identity of the Divested Entity, the name of the entity purchasing or acquiring control of such entity (the “Purchaser”), if any, and its address, and the date of such transfer of control. You will also provide any additional information related to the transfer that is reasonably requested by Epic. For the avoidance of doubt, the identities of the Divested Entity and any Purchaser and any disclosed terms of such transaction shall be deemed Your Confidential Information unless otherwise excluded in any of clauses (a)-(e) of the definition of Your Confidential Information.

(i)

Transition Services. In the case of a Divested Entity that had begun First Live Use of the Program Property prior to its divestment but that does not enter into a Standalone Agreement with Epic (defined in Section 13(b)(ii) below), at [***]

In the case of a Divested Entity that will transition to a new system or will enter into a Standalone Agreement with Epic, [***] For the sake of clarity, [***]

[***]

During any Transition Period, You agree that: (a) You will maintain full control over access to and use of the Program Property; (b) Your Divested Entity will acquire no rights to the Program Property except those necessary for the limited purpose of organizational transition activities; (c) Your obligations related to the Program Property, including without limitation Your responsibility for payment of maintenance and support fees, will remain unchanged; and (d) You will require that the Divested Entity complies with the terms and conditions of this Agreement and You agree that You are responsible for all of the Divested Entity’s activities in connection with this Agreement, including without limitation its access and use of the Program Property and related services.

Upon the expiration of any Transition Period, (x) the Divested Entity will no longer have rights to use the Program Property, or receive services from Epic, under this Agreement; (y) upon Epic’s request, You will acknowledge in writing that such Divested Entity’s rights to use the Program Property, and to receive services under this Agreement, have terminated and, if requested by Epic, You will use reasonable efforts to procure from the Divested Entity a written acknowledgement of the same; and (z) Your obligations under this Agreement, including without limitation Your responsibility for payment of maintenance and service fees, will continue and remain unchanged (except as otherwise expressly provided in Section 13(b)(ii) below with respect to a prospective reduction in maintenance fees following a transfer of a portion of Your Licensed Volume to a purchaser of a Divested Entity).

[***]

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[***]
[***]

14.	USE OF PROGRAM PROPERTY BY AFFILIATES

a.	General. You may provide any Affiliate with access to and the right to use the Program Property, subject to the terms and conditions below and elsewhere in this Agreement:

(i)

To preserve Epic Confidential Information from competitors, You will not allow access to any individual or entity which licenses software to health care facilities (or any other potential competitor of Epic) without Epic’s prior consent.

(ii)

You will provide access only to Affiliates, including employees, who reasonably require access to the Program Property in order to make proper use of the accessed Program Property in Your and Your Affiliate Users’ health care delivery operations (and only to the extent such access is so required).

(iii)

You will grant access to a non-employee Affiliate only as an end user. You will not give any non-employee Affiliate access to any source or object code of the Program Property other than Workstation Code.

(iv)

Any rights of Affiliate Users will be subject to all of the restrictions, limitations and conditions provided in this Agreement. You will have the same responsibility to Epic for the actions and omissions of any Affiliate User as You would have if they were Your actions or omissions.

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b.	Single Licensee.

(i)

Except as may otherwise be provided in this Agreement or in the applicable fee quote with respect to additional Production Directories or Licensed Volume, for purposes of construing the terms and conditions imposed by this Agreement, all Affiliate Users will be combined with You and treated as a single licensee. For example, but without limitation: (1) except as provided in the definitions of Volume and Licensed Volume in Appendix A, all Volume with regard to You or any Affiliate User will be aggregated for determining whether You have exceeded the Licensed Volume; (2) no additional copies of the Program Property will be provided to any Affiliate Users (except applicable Workstation Code); (3) all maintenance, training, installation, support, requests for customization and the like will be conducted through the responsible employees designated by You to contact Epic; and (4) You will be responsible for all payments to be made to Epic with regard to the activities of any Affiliate User, including without limitation any increases in license fees or maintenance fees attributable to the Affiliate User’s Volume and any services provided by Epic directly or indirectly to any Affiliate User.

(ii)	Any termination of this Agreement or any license granted in this Agreement will also terminate the corresponding rights of any Affiliate User.

15.	INDEMNIFICATIONS

a.

Intellectual Property Indemnification. Epic agrees to defend or settle, and to indemnify and to hold Your Indemnitees harmless from, any Claim brought against any of Your Indemnitees to the extent that: (1) it is a Claim of infringement or misappropriation of any patent, copyright, trademark, trade secret (excluding trade secrets provided by Your Personnel to Epic), or other intellectual property right, in each case enforceable in the United States; (2) it is based on the Program Property in the form supplied to You by Epic; and (3) it is not based on the use of the Program Property in combination with other hardware or software except to the extent the use of the Program Property alone would constitute an infringement or misappropriation [***] You will promptly notify Epic in writing of the Claim, promptly provide Epic with the information reasonably required for the defense of the same, and grant to Epic exclusive control over its defense and settlement; provided, however, that [***] If such a Claim is brought by a third party, Epic may, at its sole option and expense, either:

(i)	procure the right for You to continue to use the infringing Item of Program Property; or

(ii)

modify or replace the infringing Item of Program Property or such portion thereof as is appropriate as long as such modified or replaced Program Property has substantially similar or better capabilities; or

(iii)

modify, replace or remove the infringing Item of Program Property or such portion thereof as is appropriate such that the resulting Program Property has capabilities substantially similar to or better than the last non-infringing release (including but not limited to replacing the infringing Item with such prior release or version of such Item);

or, if Epic determines that none of the foregoing is technically feasible or commercially practicable,

(iv)

modify the infringing Item of Program Property or such portion thereof as is appropriate to provide You with a product that may have less functionality but is non-infringing. Epic will use its best commercial efforts to minimize the elimination of functionality, and where commercially practicable to replace eliminated functionality with non-infringing substitute functionality or other workaround solutions. If there is a material reduction in functionality as a result of Epic’s use of the remedy in this Subsection, then You will have the option to terminate the license and Maintenance Program related to such Program Property; or, if Epic determines that none of the foregoing is technically feasible or commercially practicable,

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(v)

terminate Your license to the infringing Item of Program Property. Upon termination by either Epic or You, as applicable, in accordance with Subsection 15(a)(iv) or this Subsection 15(a)(v), You will cease use of the Program Property for which the license was terminated and will return such Program Property to Epic, Epic will repay to You the Attributed License Fee Paid for such Item of Program Property less depreciation calculated on a straight line basis over a ten (10) year period from the date of execution of this Agreement, the unpaid amount of the Total Term Payment Amount will be reduced by the Attributed License Fee Outstanding for that Item and the unpaid Perpetual License Conversion Fee will be reduced by the Attributed Perpetual License Conversion Fee Outstanding for that Item.

At Your option by notice to Epic at the same time that Your license to an infringing Item is terminated by Epic under Section 15(a)(v) or by You under Section 15(a)(iv) above, [***] and, upon such termination, such [***] will be treated in the same manner as the terminated infringing Item.

This Section 15(a) states the entire liability and obligation of Epic to Your Indemnitees with respect to infringement or misappropriation of any intellectual property rights.

b.

Clinical Products. The Program Property is a sophisticated tool for use only by trained personnel, and it is not a substitute for competent human intervention and discretionary thinking. Therefore, You and Your Personnel will do each of the following (collectively, the “Customer Responsibilities”):

(i)	Enter information into the Program Property accurately and completely.

(ii)	Read information displayed or transmitted by the Program Property accurately and completely.

(iii)	Ensure that Your Personnel are trained on and operating the Program Property in accordance with the Documentation Manuals.

(iv)

Be responsible for decisions in configuring the Program Property, including with respect to workflows and enabling or disabling features and functionality, and regarding Support and Other Materials, Third Party Products and other products and services in Your environment.

(v)

Confirm the accuracy of life threatening information and important results that are accessed or stored through or in the Program Property in the same manner that such information and results would be confirmed or verified if they were in paper form and as would otherwise be confirmed or verified if Your Personnel were using applicable standards of good medical practice. For example, Your Personnel must verify allergies, current medications, relevant histories and problems with the patient and confirm questionable results (including lab pathology and radiology results) with the applicable department using applicable standards of good medical practice to no less a degree than if Your Personnel were using paper records.

(vi)

Report to Epic promptly all Program Errors and suspected Program Errors and other problems related to the Program Property that Your Personnel know or should know could adversely affect patient care. If any of Your Personnel are alerted to such a problem, Your Personnel will immediately alert all of Your Personnel whom Your Personnel know or should know could be affected by the problem; educate Your Personnel about the problem, including affected workflows, known workarounds and potential impacts; take all measures reasonably likely to avoid or mitigate such impacts, including implementing additional safeguard procedures, deploying other available workflows or functionality and turning off the Program Property functionality related to the problem; and promptly install an Update that helps avoid or mitigate any impact on patient care promptly following the Update being made available.

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(vii)

Test the Program Property in Your environment before release into production (including validating all Support and Other Materials, Third Party Products and other products and services in Your environment), and You will not permit use until You have reasonably assured Yourself of accuracy, completeness and appropriateness for Your environment.

(viii)

Maintain disaster recovery and system unavailability policies and procedures for any systems related to Your operation and use of the Program Property that will permit You and Your Personnel to provide patient care in the event of a disaster or system unavailability, train Your Personnel on such policies and procedures and promptly utilize them if You encounter any event that results in unavailability for any such system.

(ix)	Use the Program Property only in accordance with applicable standards of good medical practice.

While software such as the Program Property might improve the quality of service that Your Personnel offer to patients, many factors, including the provider-patient relationship, can affect a patient outcome and claims related to that outcome, and with intricate and interdependent technologies and complex decision-making it is often difficult or impossible to accurately determine what the factors were and in what proportion they affected an outcome. In light of the difficulties, complexities and uncertainties inherent in healthcare information technology and the patient care process, You agree to indemnify, hold harmless and defend Epic Indemnitees from any Claim by or on behalf of any patient of Your Personnel, or by or on behalf of any other third party or person claiming damage by virtue of a familial or financial relationship with such a patient, regardless of the cause (including Epic Indemnitee negligence, except as provided below), if such Claim in any way arises out of or relates to patient care or outcomes (including as may be affected by the operation of the Program Property).

Each party will notify the other as soon as reasonably practicable of any Claim of which it becomes aware that is reasonably likely to be subject to this Section 15(b). Upon notice of any such Claim, the parties agree to meet and confer in good faith as soon as reasonably practicable to cooperatively discuss and assess the Claim, underlying facts related to the Claim and potential defenses to and/or settlements of such Claim (taking into account each party’s privilege-related concerns). [***]

[***] You must obtain Epic’s prior written consent to any settlement or judgment in which You agree to any action or forbearance by an Epic Indemnitee or any finding of fault of an Epic Indemnitee (or any defect in the Program Property or Epic Indemnitee services).

The indemnification under this Section 15(b) will not apply to a Claim if both: (1) the [***] and (2) Your Personnel have, in connection with this Claim, (A) satisfied each of the Customer Responsibilities and (B) operated the Program Property only in accordance with the Documentation Manuals (or each such failure to do (A) or (B) is not a cause of the Claim) (the “Indemnification Exception”).

[***]

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If You settle a Claim that is covered by the indemnification outlined in this Section 15(b), and You and Epic do not agree that Epic should pay part of the settlement or You and Epic do not agree on the amount that Epic should pay, then at Your written request within sixty (60) days after You have settled the Claim, the parties will [***]

In the event a matter is submitted to arbitration pursuant to this Section 15(b), the parties will [***]

This Section 15(b) states Your entire liability and obligation to Epic Indemnitees with respect to any Claim brought against an Epic Indemnitee that is subject to this Section 15(b).

c.

Misuse of Third Party Product. You agree that You will use Third Party Products only in accordance with the permitted or licensed use of such Third Party Products and You agree to defend, indemnify and hold Epic Indemnitees harmless from any Claim by or on behalf of any third party which is brought against Epic Indemnitees arising out of (i) any use by You in violation of any Third Party Product license agreement or this Agreement or the applicable third party addendum attached to this Agreement, or (ii) unless such activity is licensed to You under this Agreement or the agreement between You and the applicable third party with respect to the applicable Third Party Product, any infringement of any third party’s rights with respect to such unlicensed use, copying, modification, distribution, display or other activity relating to any Third Party Product

d.

General Tort Indemnity. Each party agrees to defend or settle, and to indemnify and to hold the other party and its Indemnitees harmless from, any Claim brought by a third party for death, bodily injury or damage to tangible personal property, all to the extent (i) such death, injury or damage is proximately caused by negligence, recklessness or willful misconduct by the Indemnifying Party (as defined below), and (ii) the Claim is not specifically related to the operation (including without limitation the design, programming, implementation, maintenance or use) of the Program Property. The party requesting indemnification (the “Indemnified Party”) will promptly notify the other party (the “Indemnifying Party”) in writing of any Claim subject to this indemnification, promptly provide the Indemnifying Party with the information reasonably required for the defense of the same, and grant to Indemnifying Party exclusive control over its defense and settlement; provided, however, that the Indemnifying Party may not make any admission on behalf of the Indemnified Party without its consent.

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16.	TAXES

Except for Epic’s income and employment taxes all taxes (including sales, use, excise, property and other similar taxes) arising out of this Agreement (including the license, use, implementation and maintenance of the Program Property) will be Your responsibility. If Epic pays or is required to pay any such taxes or related penalties or interest, You will promptly pay to Epic all such amounts. You have advised Epic that none of the transactions related to this Agreement are exempt from all taxes. You agree to provide Epic with evidence reasonably satisfactory to the relevant tax authorities and documentation reasonably requested by Epic to substantiate any exempt status, confirm Your payment of taxes or facilitate Epic’s collection of taxes. You also agree to inform Epic in a timely manner by e-mail to finance@epic.com of any change in the tax status of any transactions relating to this Agreement. Code will be considered to have been delivered whenever first made available to You, whether physically or by e-mail, internet access, electronic download or other means, and Your license rights to the Program Property will pass to You (subject to the terms and conditions of the Agreement) upon receipt by You at Your facility.

17.	TERM AND TERMINATION

a.

General. This Agreement and the licenses granted hereunder will continue in effect until the end of the Term unless and until this Agreement or the applicable license is terminated solely as provided in this Section 17 or in Sections 8, 9 or 15(a) or as expressly provided in another section of this Agreement.

b.

Termination Upon Bankruptcy, Insolvency and the Like. Subject to applicable bankruptcy and insolvency laws, if either party (i) ceases the active conduct of business; (ii) voluntarily becomes subject to any bankruptcy or insolvency proceeding under federal or state statute; (iii) has filed against it an involuntary petition for bankruptcy that is not dismissed within sixty (60) days of filing; (iv) becomes insolvent or subject to direct control by a trustee, receiver, or similar authority; or (v) winds up or liquidates its business, voluntarily or otherwise, then the other party may, at its sole option, terminate this Agreement immediately upon notice to the other party. All licenses granted to the Program Property under this Agreement by Epic to You are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code. If You continue to meet Your obligations under the Agreement, the parties agree that You, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of Your rights and elections under the Code, in the manner provided in the Code and subject to the requirements specified in the Code and the terms of this Agreement. The parties further agree that, in the event of the commencement of bankruptcy proceedings by or against Epic under the Code, if You continue to meet Your obligations under the Agreement, You shall be entitled to retain all of Your rights under this Agreement, subject to the terms of this Agreement and the requirements of the Code and applicable law.

c.

Termination Upon Material Breach; Cure Periods. A party (the “Notifying Party”) may terminate this Agreement for a material breach by the other party (the “Breaching Party”), but only if the Notifying Party first provides written notice of such breach to the Breaching Party as provided herein and the breach has not been cured within [***] days after the Breaching Party receives such notice. The notice will be provided in the manner specified in Section 19, will reference this Section 17(c) or state that it is a notice of material breach, and will describe each material breach of the Agreement in reasonably sufficient detail to permit the Breaching Party to cure the breach. Neither party may terminate this Agreement for a material breach until the foregoing periods have expired. Termination and cure periods with respect to the provisions of Sections 8, 9 and 15(a) are covered under such Sections and this Section 17(c) will not apply to those sections.

d.	Effect of Termination.

(i)

If this Agreement or the license to any Item of Program Property is terminated for any reason, then You will return all copies of the applicable Program Property (including the Code and the Documentation) to Epic, or destroy such copies and certify to Epic that such actions have occurred, within thirty (30) days of the effective date of termination or, if applicable, upon the expiration of the Termination Transition Period (as defined in Section 17(d)(ii)). In addition, upon the termination of this Agreement for any reason and following the end of the Termination Transition Period if any, Epic will [***] or [***] provided that to the extent such [***]

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[***] Epic will continue to extend the obligations of [***] set forth in this Agreement to such of [***] but will not be permitted to use such [***] for any purpose.

(ii)

Transition Assistance. Except for termination of this Agreement as a result of Your material breach, if either party terminates this Agreement in accordance with the terms herein, Epic will, [***] and [***] The “Termination Transition Period” means the [***] period from the effective date of the termination if the Agreement is terminated for any other reason than Your uncured material breach. During any Termination Transition Period, You may use the Program Property in accordance with this Agreement and Your use as of the effective date of such termination, but You may not extend or increase the use of any Item of Program Property or receive any customizations, retrofits or other special changes to any Item of Program Property. In addition, during the Termination Transition Period, You may continue to take part in the Maintenance Program assuming full payment of all maintenance fees and other fees, but [***] You agree to provide Epic with reasonable advance written notice of any requests for cooperation, and the parties will in good faith seek to agree on a timeline for Epic to perform such services, taking into account Epic’s available resources, current development projects and commitments and the scope and nature of the services required. Epic will provide the services hereunder at Epic’s [***] for such services.

(iii)

In the event of termination of this Agreement for any reason, without limiting Epic’s other remedies, You will remain liable to Epic for all Uncontested Amounts for fees and service charges accrued prior to such termination [***]

e.

Survival. The provisions of Sections 2(c); 4(n)(iii) and (v); 5(c); 6 (to the extent applicable relating to use or obligations prior to termination [***] 7(h) (for Performance Data collected before termination and [***] 8(f),(g),(i) and (n); 10-12; 15-16; 17(b), (d) and (e); and 18-21 will survive termination or expiration of this Agreement.

18.	SOURCE CODE; EXTENSIONS

a.

Delivery and Use. Epic will provide You with a copy of the source Code for the Program Property, as well as descriptions of proprietary data structures and program service calls that are not published for public use. You may use the source Code, proprietary data structures and non-public program service calls only for Your internal maintenance of the Program Property. You will not use, transform, modify or adapt any of the above for any other purpose or to assist in the development or functioning of any software that is competitive, in part or in whole, with any existing or reasonably anticipated Epic software. Likewise, since You have access to the source Code, descriptions of proprietary data structures and other Epic Confidential Information, You will not, without Epic’s prior written consent, develop or assist any third party in developing any software that competes with or potentially could compete with any Epic software unless none of Your employees or agents and no employees or agents of the third party, if applicable, who are involved in any manner in the development of such competitive software had access to or were otherwise provided, directly or indirectly, with

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information relating to any of the source Code or any descriptions of the data structures used by the Program Property and You have established and followed reasonable procedures designed to prevent such access. For such purposes, “development” includes without limitation not only writing software code or script, but participating in any way in the development of the code or script or functional specifications or requirements for the competing software or assisting anyone else with any of these activities. Notwithstanding any other provisions of this Agreement, if You make changes to the source Code [***] then all of Epic’s warranty, acceptance, support, and maintenance obligations will cease. [***] The development by You of Programming Points Code will not be considered by itself to be a change to the source Code. You agree that You will not modify the source Code in any way that will affect the Program Property’s ability to count Volume or the accuracy of such counts.

b.

Extensions. Since Epic provides its source Code, data structures and other Epic Confidential Information to its customers, it is possible that customers could develop extensions to the Program Property and obtain intellectual property rights relating to such extensions. Epic needs to be able to continue to develop the Program Property for the benefit of all of its customers without being blocked by intellectual property rights arising from such extensions. Therefore, You agree neither You nor any Affiliate Users will enforce any Extension IP Right against Epic or its direct or indirect customers or sublicensees with respect to any software developed or licensed by Epic relating to or for use in conjunction with the Program Property. You also agree that neither You nor any Affiliate User will assign any such

Extension IP Right to another party unless such third party agrees not to enforce such right against Epic or its direct or indirect customers or sublicensees as provided above.

c.

Unlicensed Software. Epic’s various items of software are integrated for the benefit of Epic’s customers. For Your and Epic’s convenience, Epic may provide You with object and/ or source code for items of software that are not licensed under this Agreement. In such event, Epic will normally deactivate the object and source code for the unlicensed items. You agree that You will not modify the source code or configuration of such items or of any of the Program Property in a manner that would allow You or anyone else to use the unlicensed object or source code. You agree not to use such unlicensed source or object code. You also agree not to copy such unlicensed source or object code other than as is incidental and necessary for any properly licensed copying of the licensed Program Property. In addition, although such code is not Program Property under this Agreement, the non-Program Property code and any Documentation relating to it will also be subject to the restrictions on the use, confidentiality, and safekeeping under Section 11, the restrictions on copying of Program Property under Section 2(b), and the restrictions on source code in Section 18(a).

19.	NOTICE

a.

General. No notice required to be provided in this Agreement will be effective unless it is in writing; is delivered to the other party by either reputable overnight courier; U.S. mail by registered, certified or overnight delivery service, with all postage prepaid and return receipt requested, or by personal delivery; and is addressed to:

If to Epic:

Judith R. Faulkner

CEO

Epic Systems Corporation

1979 Milky Way

Verona, WI 53593

with a copy to:

General Counsel

Epic Systems Corporation

1979 Milky Way

Verona, WI 53593

or to such other address as Epic may designate by written notice to You; and

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If to You:

Stephen C. Petrovich, Esq.

Executive Vice President

General Counsel

Ardent Health Services

One Burton Hills Blvd, Suite 250

Nashville, TN 37215

with a copy to:

Robert L. Brewer, Esq.

Bass, Berry & Sims PLC

150 3rd Avenue South, Suite 2800

Nashville, TN 37201

or to such other address as You may designate by written notice to Epic.

b.	Invoices. Invoices should be sent by e-mail to:

Accounts.PayableAHS@ardenthealth.com

with a copy to:

james.grimes@ardenthealth.com

or to such other e-mail address as You may designate by e-mail to finance@epic.com.

c.	Payments. Payments should be made payable to Epic Systems Corporation, and should be sent to:

Epic Systems Corporation

Box 88314

Milwaukee, WI 53288-0314

or to such other address as Epic may designate by written notice to You.

20.	RECORDS AND REGULATORY REQUIREMENTS

a.

To the extent of applicability of 42 U.S.C. s 1395x(v)(1)(I) as amended from time-to-time, and regulations promulgated under such provision, Epic agrees that until the expiration of four (4) years after furnishing services and/or products under this Agreement, it will make available, upon written request of the Secretary of the Department of Health and Human Services (the “Secretary”), or upon request of the Comptroller General of the United States, or any of their duly authorized representatives, this Agreement and the books, documents, and records of Epic that are necessary to certify the nature and extent of the costs for which You seek reimbursement.

b.

Epic further agrees that if it carries out any of the duties of this Agreement through a subcontract with a value or cost of ten thousand dollars ($10,000) or more over a twelve (12) month period, with a related organization, such subcontract will contain a clause that until the expiration of four (4) years after the furnishing of such services under such subcontract, the related organization will make available, upon written request of the Secretary or Comptroller General, or any of their duly authorized representatives, the subcontract, and books, documents, and records of such organization that are necessary to verify the nature and extent of such costs.

c.

[***] As used herein, “Ineligible Person” means an individual or entity who (i) is currently excluded, debarred, suspended, or otherwise ineligible to participate in the Medicare, Medicaid, CHAMPUS/TRICARE and other federal health care programs or in federal procurement or non-procurement programs; or (ii) has been convicted of a criminal offense that falls within the scope of 42 USC § 1320a-7(a) but has not yet been excluded, debarred, suspended or otherwise declared ineligible. [***]

21.	MISCELLANEOUS

a.

Governing Law, Forum and Jurisdiction. The validity, construction and enforcement of this Agreement will be determined in accordance with the laws of the Jurisdictional State and any action (whether by arbitration or in court) arising under this Agreement will be brought exclusively in the Jurisdictional State. If Epic institutes the applicable action, then the “Jurisdictional State” for such action and all

33

counterclaims to such action will be the State of Tennessee, and the exclusive venue and forum for any such action will be the state and federal courts located in Davidson County, Tennessee. If You institute the applicable legal action, then the “Jurisdictional State” for such action and all counterclaims to such action will be the State of Wisconsin, and the exclusive venue and forum for such action will be the state and federal courts located in Dane County, Wisconsin. Epic and You consent to the personal jurisdiction and venue of the state and federal courts located in the Jurisdictional State, provided the action is instituted in accordance with this Section 21(a).

b.

Escalation. Both You and Epic wish to work together to assure an effective and efficient implementation and to resolve any issues relating to this Agreement as they may arise. The parties agree that, in the event of an alleged breach or other dispute, they will work together in good faith to resolve the matter internally by escalating it to higher levels of management prior to resorting to litigation, other than for disputes involving confidentiality, infringement of intellectual property rights, restrictions on use of the Program Property, or indemnification obligations (in any which case either party will be free to seek available remedies in any forum at any time, subject to Section 21(a)). The goal of the escalation procedures will be to resolve the specific issue as quickly as possible. At each stage of this process, the individuals occupying the positions listed below (or their functional equivalents, e.g., if titles have changed) will discuss and attempt to resolve the relevant issues. Escalation at each step of this process will occur based on a party’s determination that the existing level of involvement by the other party is not satisfactorily resolving the problem. The escalation path is as follows:

Epic:	You:
Implementation Executive or Technical Manager	Primary Contact

Director, Implementation or Director, Technical Support	Chief Information Officer

Vice President or Division Lead	Executive Vice President, General Counsel

President	Chief Financial Officer

Chief Executive Officer	Chief Executive Officer

c.

Severability. The provisions of this Agreement will be considered as severable, so that the invalidity or unenforceability of any provisions will not affect the validity or enforceability of the remaining provisions; provided that no such severability will be effective if it materially changes the economic benefit of this Agreement to either party.

d.

No Waiver. The failure of either party to require the performance of any item or obligation of this Agreement, or the waiver by either party of any breach of this Agreement will not act as a bar to subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

e.

Purchase Orders. Your purchase orders will be accepted by Epic for accounting convenience only. No terms or conditions contained in any purchase order will amend this Agreement, or will otherwise constitute an agreement between the parties.

f.

Entire Agreement. This Agreement is the entire agreement between the parties with regard to the subject matter of this Agreement and supersedes and incorporates all prior or contemporaneous representations, understandings or agreements, and may not be modified or amended except by an agreement in writing signed between the parties hereto. Each party represents that the individual signing below on behalf of the party has the authorization to bind the party indicated to this Agreement.

g.	Subcontracting and Assignment by Epic.

(i)	Subcontracting to Epic Owned Entities. Epic may subcontract any services to be performed under this Agreement to any Epic Owned Entity at any time.

(ii)

Subcontracting to Non-Epic Subcontractors. Epic also may subcontract services to be performed under this Agreement to one or more other subcontractors. If Epic wishes to do so, Epic will inform You of the proposed subcontractor and the services being subcontracted. You will have the right to reject the particular proposed subcontractor, in which event Epic may propose a different subcontractor or Epic or Epic Owned Entity personnel.

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(iii)

General Subcontracting Provisions. Epic will be responsible to You for the work performed by the subcontractor to the same extent that Epic would be if it were Epic’s own work. All other provisions of this Agreement will apply to the work of the subcontractor in the same manner and to the same extent as if the work were performed by Epic hereunder. All source code, object code and associated documentation provided to You by the subcontractor pursuant to this Agreement will be owned by Epic and subject to all applicable confidentiality and use restrictions as if such code or documentation had been provided by Epic. Epic may provide the subcontractor with a copy of those sections of this Agreement with which the subcontractor must comply. If the subcontractor needs access to Your Confidential Information to perform the subcontracted services, Epic may provide such access if the subcontractor first agrees in writing to comply with all confidentiality provisions contained in this Agreement that apply to such information.

(iv)

Assignment. Epic may assign this Agreement either to any Owned Entity or pursuant to a complete assignment in conjunction with the transfer by sale of substantially all of Epic’s assets to a successor organization if the Owned Entity or successor organization accepts in writing an assignment of this Agreement and agrees to be bound by all of its terms. Epic will remain liable for Epic’s obligations under this Agreement if the Owned Entity or successor organization fails to satisfy such obligations.

h.

Restriction on Offers of Employment. Epic and You will not during, or within twelve (12) months of the termination of, an employee’s employment with the other party, solicit, discuss the terms of prospective employment with, or hire (directly as employees or indirectly as contractors or subcontractors, or in any other capacity) any employee of the other party who has worked on the development, installation or maintenance of Epic software, unless the hiring party has the prior written consent of the other party. [***] Epic may choose not to work with or provide training for any former Epic employee employed by You or working with You as an employee of a consultant hired by You if such employee is hired less than 12 months after the date of the termination of such former employee’s employment with Epic.

i.

Publicity. Except as permitted below or with the other party’s prior written consent, neither party will use the name(s), symbols, trademarks or service marks (collectively, the “Marks”) of the other party in any press or news release, advertising, promotional materials, or similar publicity. The foregoing restriction does not apply to or prohibit: (A) Epic from (i) using Your name in direct communications with customers or prospective customers (such as in a response to an RFP or another direct communication), (ii) including You and a list of the Program Property that You license in marketing materials that contain a list of Epic customers, or (iii) disclosing the information described in clause (e) of the definition of Your Confidential Information or providing such written information directly to customers or prospective customers; or (B) You from including Epic’s name in a list of Your vendors.

j.

Insurance. Beginning on the date of this Agreement and continuing during the term of the Maintenance Program, except as otherwise provided in the second to last sentence of this Section 21(j), Epic will maintain in force, at Epic’s own expense: (i) professional liability (errors and omissions) coverage for Epic and Epic’s employees and agents, inclusive of coverage that will respond to a claim for expenses/damages from a privacy or security breach caused by Epic or Epic’s employees and/or agents, of not less than [***] for aggregate claims during a twelve (12) month period; (ii) general liability insurance in an amount of coverage not less than [***] for a single claim and [***] for aggregate claims during a twelve (12) month period; (iii) workers compensation coverage for its employees in statutory amounts, and employers’ liability coverage in the minimum amount of [***] for a single claim and [***] for aggregate claims during a twelve (12) month period; and (iv) automobile liability insurance with a minimum combined single limit of [***] per accident for bodily injury and property damage liability. Epic may maintain the above coverages through a combination of commercial general liability, umbrella or excess liability insurance policies or self-

35

insurance. Epic shall notify You at least fifteen (15) days prior to any non-renewal or cancellation of said insurance. Epic intends to maintain professional liability insurance with the limits stated in clause (i) for the period described in the first sentence of this Section as long as Epic determines reasonable coverage is available at commercially reasonable rates and terms. Upon You request, which may be made no more frequently than annually, Epic shall deliver to You certificates of insurance evidencing the coverage described above.

k.

Government Rights. The Program Property, and the Third Party Software and Data, are “Commercial Items” as that term is defined at 48 C.F.R. §2.101. Consistent with 48 C.F.R. §12.212 or 48 C.F.R. §227.7202-1 through 227.7202-4, as applicable, and notwithstanding anything to the contrary in this Agreement or any other agreement, the Program Property

(and other Epic Confidential Information), and the Third Party Software and Data, are being licensed (i) only as Commercial Items and (ii) with only those rights as are granted pursuant to the terms and conditions herein. All other rights are retained by Epic.

l.

Incorporation of Appendices, Exhibits, Change Orders and Budget Allocations. All appendices and exhibits attached to this Agreement and all fully executed Change Orders and Budget Allocations are incorporated into and form a part of this Agreement.

m.	Headings. Headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning and interpretation of this Agreement.

- SIGNATURE PAGE FOLLOWS -

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THIS AGREEMENT HAS BEEN ENTERED INTO AS OF THE EXECUTION DATE INDICATED BY YOUR SIGNATURE BELOW.

[***]

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APPENDIX A

DEFINITIONS

1.	[***]

2.

“Additional Tools” means third party tools and content such as medication data files (such as Medi-Span or FDB), encryption tools, e-prescribing clearinghouses (such as Surescripts), reporting tools (such as Crystal Reports), terminology sets (such as SNOMED, LOINC, CPT, and RxNORM), and external systems and repositories (such as state immunization registries and syndromic surveillance agencies), as well as the applicable interfaces for such tools, content, and external systems and repositories.

3.

“Affiliate” means any of Your Owned Entities; any hospital or physician organization with fewer than [***] licensed beds and an expected Annual Volume (calculated based on that organization’s operations as if each Item were fully implemented) of fewer than [***] Ambulatory Visits without Epic’s consent, and larger organizations with Epic’s consent, in each case so long as the organization is within Your service area, shares Your Production Directory and shares or is reasonably likely to share patients with You; or, anyone else approved as an Affiliate by Epic in writing. “Affiliates” include Your and each of the above entities’ employees and medical staff.

4.	“Affiliate User” means any Affiliate granted access to or the right to use the Program Property pursuant to Section 14.

5.	“Ambulatory Item” means each Item either listed as an Ambulatory Item in the comment section of Exhibit 1(a) or for which the term “ambulatory” is used in the Item’s name on Exhibit 1(a).

6.

“Ambulatory Use” means use of the applicable Item with respect to patients who are not admitted to a hospital as an inpatient at such time. “Ambulatory Use” with respect to [***] also includes: (a) the viewing of an inpatient’s ambulatory record (i.e., information stored with respect to a patient’s ambulatory visit) by providers while they are in an inpatient setting; and (b) the entering of information into the patient’s ambulatory record solely for purposes of updating information in the ambulatory record. “Ambulatory Use” does not include the viewing of inpatient information while in an inpatient setting or caregivers providing inpatient care entering information into the patient’s record relating to their inpatient stay.

7.

“Ancillary Systems” means systems such as a registration system (such as [***]), scheduling system (such as [***]), laboratory system (such as [***]), billing or claims processing system (such as [***]), radiology information system (such as [***]), oncology system (such as [***]), cardiology system (such as [***]), anesthesia system (such as [***]), inpatient pharmacy system (such as [***]), and master patient index (such as [***]), as well as the applicable interfaces for such systems. Depending on Epic’s standard licensing practices, You may need to license and use one or more of Epic’s applicable Ancillary Systems.

8.

“Annual Volume” means the applicable aggregate Volume for the Program Property during the twelve-month period beginning on the date of this Agreement and for each succeeding twelve-month period thereafter (whether or not You have increased the Licensed Volume).

[***]

1

[***]

[***]

[***]

[***]

[***]

15.

“Budget Allocation” means the form attached to this Agreement as Exhibit 3(a) or such appropriate substitute form designated by Epic. Typically a Budget Allocation is used when the amount estimated in the form was previously included in budgetary estimates provided by Epic to You.

16.

“Business Intelligence Software” means either the software published by [***] that is identified on Exhibit 1(a) or otherwise specified by Epic or such other business intelligence software that Epic may specify from time to time.

17.

“Change Order” means the form attached to this Agreement as Exhibit 3(b) or such appropriate substitute form designated by Epic. Typically, the Change Order is used when the amount specified in the form was not previously included in budgetary estimates provided by Epic to You.

18.	“Claims” includes without limitation all claims, demands, actions, liabilities, damages and expenses relating thereto, including, without limitation, settlement costs, and reasonable attorney’s fees.

19.	“Clarity RDBMS Software” means the relational database management system software specified by Epic from time to time for use with the Clarity and Analyst Reporting Package.

20.	“Closely Linked Item” means with respect to a particular Major Item any other Item listed in the same group below with that Major Item:

a.	Inpatient Clinicals Group: [***]

b.	Patient Scheduling Group: [***]

c.	Professional Billing Group: [***]

d.	Hospital Revenue Cycle Group: [***]

e.	Ambulatory Clinicals Group: [***]

21.

“Code” means the object code and source code of the Program Property, including all Updates and other modifications to the Program Property, and all other object and source code provided by Epic to You pursuant to this Agreement. “Code” includes without limitation the object code and source code of the Program Property provided to You in the master patient index environment or a system with training data.

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22.

“Contested Amount” means the amount of a charge from Epic to You that You dispute in writing in good faith, if the written notice of the dispute specifies the nature of the dispute and is provided to Epic within [***] of the payment due date and You have paid all other undisputed amounts due under this Agreement.

23.

“Current Version” means the most recent release of the particular Item. As of the date of the Agreement, major releases are typically made available approximately once per year. If You are operating the most recent release, including subsequent special updates to that release, then You will be deemed to be operating the Current Version.

24.

“Documentation” means the Documentation Manuals and any instructions, manuals, training materials, or other documents or materials, including any technical data associated with the Program Property, in paper, electronic, recorded or other format, relating to the functionality, operation, use, source code, data structures, implementation, or maintenance of the Program Property or other Epic software, which are (i) provided by Epic to You, or (ii) created by You (or on Your behalf) to the extent constituting or revealing any Epic Confidential Information.

25.

“Documentation Manuals” means the “Setup and Support Guides” and corresponding “Release Notes” for the applicable Program Property that are available via Epic’s [***] or other distribution mechanism specifically identified for such purpose by Epic in the future. “Documentation Manuals” do not include other guides, documents, or tools and materials, including any that may be concurrently made available to You, such as data models, data dictionaries, or objects listings.

26.

“ECI” means the Employment Cost Index for total compensation (not seasonally adjusted) for private industry workers, management, professional and related occupations, excluding incentive paid occupations, December 2005 = 100, compiled by the U.S. Department of Labor, Bureau of Labor Statistics. The most recently published ECI prior to the date of this Agreement will be the base for measuring any changes in the ECI, unless otherwise specified in this Agreement. If publication of the ECI is discontinued, a similar cost index will be substituted for use for the purposes that the ECI is used in this Agreement.

27.	“Enterprise Item” means each Item listed as an Enterprise Item in the comment section of Exhibit 1(a).

28.	[***]

29.	[***] HL7, [***]

30.	[***]

31.	“EpicCare Item” means any Item on Exhibit 1(a) with “EpicCare” contained in its name.

32.

“Epic Confidential Information” means, except as provided below, any information concerning the functionality, operation, use, source code, data structures, implementation, or maintenance of the Program Property or other Epic software, including the terms of this Agreement. “Epic Confidential Information” excludes, without limitation, any information that: (a) is now or subsequently becomes generally available to the public through no fault or breach on the part of You or Your Affiliate Users, (b) is known by You on a non-confidential basis at the time of the receipt of such information

3

from Epic or Your or Your Affiliate User’s access to the Program Property or Documentation thereof; (c) is independently developed by You without the use of any otherwise Epic Confidential Information; or (d) is rightfully obtained by You from a third party who has the right to transfer and disclose it on a non-confidential basis.

33.

“Extension IP Right” means any patent or copyright or any trade secret disclosed to Epic, in all cases relating to or claiming any software, code, functionality, or interface that is or could be an extension of, or is intended to work, with any Program Property.

34.	“First Live Use” of an Item of Program Property occurs when You first use such Item to process actual patient data for production purposes.

35.	“HITECH Act” means the Health Information Technology for Economic and Clinical Health Act.

36.	“Implementation Item” means each Item (and only the Items) specified on Exhibit 1(a) as an “Implementation Item,” [***]

37.

“Implementation Item Amount” means the amount specified on Exhibit 1(a) as the “Implementation Item Amount”. This amount is the estimated amount as of the date of the [***] It includes assistance for [***]

38.	“Implementation Item Services” means the installation, implementation and training services provided by Epic from the date of this Agreement until the Reconciliation Date with respect to the implementation of the Implementation Items in [***] “Implementation Item Services” excludes without limitation: (a) any travel and other out-of-pocket expenses; (b) any programming modifications to the Implementation Items under Section 5 of the Agreement; [***]

39.

“Implementation Schedule” means the implementation schedule agreed to by the parties’ implementation teams during the implementation as revised from time to time upon the mutual agreement of such implementation teams, but no such revision will amend other terms and conditions of this Agreement other the Implementation Schedule itself. A sample implementation schedule is attached hereto as Exhibit 2(b).

40.

“Indemnitees” means the applicable party hereto, its Owned Entities, all employees, officers, directors and contractors of the applicable party and its Owned Entities, and, for Your Indemnitees, all Affiliate Users. Thus, “Your Indemnitees” means You and each of these persons or entities that are related to You, and “Epic Indemnitees” means Epic and each of these persons or entities that are related to Epic.

41.	“Initial Payment Amount” means the amount specified on Exhibit 1(a) as the “Initial Payment Amount”. [***]

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42.	“Inpatient Item” means each Item listed as an Inpatient Item in the comment section of Exhibit 1(a) or for which the term “inpatient” or “hospital” is used in the Item’s name on Exhibit 1(a).

43.	“Inpatient Use” means use of the applicable Item with respect to patients who are admitted to a hospital as an inpatient at such time where such use does not qualify as Other Area Use.

44.

“Item” means each individual line item of Program Property specified on Exhibit 1(a). An Update is not a new Item, but will be deemed to be the same Item as the earlier version of Program Property upon which the Update is based.

45.

“Licensed Volume” means the limitation(s) on the Annual Volume for the Program Property as initially specified in Exhibit 1(a) and increased pursuant to Section 6(c). You represent to Epic that You reasonably calculated the expected Annual Volume for each Item based on Your and Your Owned Entities’ current operations as if each Item were fully implemented and that the expected Annual Volume does not exceed the initial Licensed Volume for the Program Property as provided in Exhibit 1(a). Certain Affiliate Users may be assigned separate Licensed Volumes.

46.	“Maintenance Program” means the program of maintenance and support available to You from Epic under the terms specified in Section 7.

47.	“Major Item” means any of the following Items: [***]

48.

“Non-Program Property Error” means any apparent or real defect, error, or other anomaly arising during Your use of or otherwise relating to Program Property that is reasonably determined by Epic, after reasonable inquiry and investigation, either not to have originated from the Program Property (e.g., incorrect use of the Program Property or Your hardware; input errors; or errors or defects originating in Your hardware, Your communications equipment, the operating systems, the Operating Environment software, the KB SQL software, the Business Intelligence Software, the Programming Points Code

or other code developed by You or anyone other than Epic or Epic’s authorized designee or in any application software other than the Program Property) or to have resulted from the design, configuration, presentation formats, or the general flow and function of the Program Property, or from modifications of the Program Property by anyone other than Epic. As used herein, “incorrect use of the Program Property” means data processing procedures that do not comply with the procedures described in the Documentation Manuals for the Program Property. In no event will a Non-Program Property Error be considered to be a Program Error.

49.	“Operating Environment” means the [***] identified on Exhibit 1(a) or such other operating environment software that Epic may specify from time to time.

50.	[***]

51.

“Other Area Use” means use of the Item in a clinic or other area that typically has clinical encounters with both patients who are admitted to a hospital at such time and patients who are not admitted to a hospital at such time, if such clinic or area both is open and has patients in such clinics or areas for less than 24 hours per day.

52.	“Outgoing Public Health Reporting from [***]

53.

“Owned Entities” means an entity that (a) directly or indirectly owns or controls more than fifty percent of the applicable party, or (b) is more than fifty percent owned or controlled, directly or indirectly, by the applicable party or an entity described in clause (a).

54.

“Performance Data” means the following with respect to Your use of the Program Property: operating system metrics (such as CPU utilization), Operating Environment metrics (such as database accesses per second), Program Property activity metrics (such as number of appointments created) and other similar types of performance data.

5

55.	“Perpetual License Conversion Fee” means the amount specified on Exhibit 1(a) as the “Perpetual License Conversion Fee”. [***]

56.

“Production Directory” means and includes both: (i) each [***] processed by the same server Code copy of Program Property. For example, if You use [***] Further, if You use [***] Directories used solely for testing or training; backup systems or hot site copies used solely for disaster recovery; [***]

57.

“Program Error” means a reproducible error or defect in the Code that results in the failure of the Program Property to operate or to produce output [***] conformity to descriptions of such operation or output in the Documentation Manuals for the Program Property.

58.	“Programming Points Code” means [***]

59.	“Program Property” means each of the following with respect to each computer program listed as an Item of Program Property on Exhibit 1(a): [***]

60.

“Protected Information” means all confidential patient data accessed or stored using the Program Property, including but not limited to PHI (as defined in the Business Associate Agreement attached as Exhibit 5).

61.	“Reasonable Workaround” means a workaround of a Program Error that does not materially decrease the general utility and functionality of the Program Property.

[***]

[***]

[***]

65.	“Resolute Item” means any Item on Exhibit 1(a) with “Resolute” contained in its name.

66.	“Substantive Program Error” means any Program Error that materially and adversely affects Your operations. [***]

6

67.	“Superseded Version” means the second most recent release of an Item.

68.	“Support Materials” means the following types of formats, data and forms: [***]

69.

“Term” means the period commencing on the date of this Agreement and ending sixty-four (64) months after the date of this Agreement, except that if You elect to convert the license to a perpetual license pursuant to Section 6(b), then the Term will be extended to be perpetual.

70.

“Third Party Product” means any equipment, software, data, code sets, or other information or material used with or by or loaded into the Program Property, whether or not provided by or licensed by Epic.

71.

“Third Party Software and Data” means the items of software and data specified in the “Additional Billing Information” section of Exhibit 1(a). The term Third Party Software and Data does not include the software or data listed in the “Certain Other 3rd Party Software or Data” section of Exhibit 1(a) (such items are licensed directly by the vendor to You under separate agreements and the information on Exhibit 1(a) is provided for Your convenience only).

72.	“Third Party Tools Order” means the form attached to this Agreement as Exhibit 3(c) or such appropriate substitute form designated by Epic.

73.	“Total Term Payment Amount” means the amount specified on Exhibit 1(a) as the “Total Term Payment Amount”. [***]
[***]

75.	“Uncontested Amount” means an amount charged by Epic to You that is not then a Contested Amount

76.

“Update” means a release or version of the Program Property containing functional enhancements, extensions, error corrections or fixes if such release or version is generally made available free of charge to Epic’s similarly situated customers who are then participating in Epic’s Maintenance Program. An Update will include the Code and its associated Documentation.

77.	“Volume” means the actual level of use of the Program Property under this Agreement determined as provided in Exhibit 6 and Section 14(b)(i)(1). [***]

78.

“Warranty Period” means, for each Item of the Program Property, the period beginning on the date that the Code for that Item is first delivered to You and ending on the later of one year after such delivery date or ninety days after the date of the First Live Use of such Item.

79.	“Workstation Code” means components of the object Code, if any, which are designed to operate on personal computers for the purpose of accessing the object Code on Your server(s).

7

80.

“Your Confidential Information” means, except as provided below, Protected Information, Your confidential information concerning Your business strategies, and Your confidential financial information. “Your Confidential Information” excludes, without limitation, any information that (a) is now or subsequently becomes generally available to the public through no fault or breach on the part of Epic, (b) is known by Epic on a non-confidential basis at the time of the receipt of such information from You or applicable access provided by You; (c) is independently developed by Epic without the use of any otherwise Your Confidential Information; (d) is rightfully obtained by Epic from a third party who has the right to transfer and disclose it on a non-confidential basis or (e) relates to the identity of Program Property modules that have been licensed by You, the types and configuration of hardware or operating systems on which the Program Property operates for You, the identity of any software or hardware systems with which the Program Property interfaces for You, the sites at which Epic either is implementing, interfacing or supporting the Program Property or expects to implement, interface or support the Program Property, or any development work relating to the Program Property.

81.

“Your Expected Type of Use” of an Item of Program Property is the Typical Type of Use except as otherwise stated on Exhibit 1(a) or to the extent You have expanded Your Expected Type of Use for such Item as provided in Section 6(f).

82.

“Your Personnel” means You, all Affiliate Users, all of Your or any Affiliate User’s employees and agents, and all physicians, physician’s assistants, nurse practitioners, nurses, other medical professionals or other persons involved in any way in the care of any patient involving the Program Property.

83.	“Your Policies” has the meaning set forth in Section 4(i).

8

List of Exhibits

EXHIBIT	DESCRIPTION

1(a)	List of All Licensed Program Property, Additional Billing Information, and Applicable Limitations

1(b)	Standard Interfaces

1(c)	[***]

1(d)	[***]

1(e)	[***]

2(a)	Preliminary Implementation Sequence

2(b)	Sample Implementation Schedule

3(a)	Budget Allocation Form

3(b)	Change Order Form

3(c)	Third Party Tools Order

4	Epic’s Current Standard Hourly Rates

5	Business Associate Exhibit

6	Definition of “Volume”

7	Epic’s Support Policies

8	Epic Error Correction Services

9	Hardware Configuration

10	Good Install Program

11	Sample Reports

12	2014 Certification Notification

13	ECL Online Agreement

14	Epic Travel Policy

15	Litigation

Addendum	Care Everywhere Addendum

Addendum	ACC-NCDR® Registry Communication Module Addendum

Addendum	InterSystems Addendum: Terms of Intersystems Sublicense

Addendum	SQL Addendum: Terms of KB Systems’ KB_SQL Sublicense

Addendum	Business Objects Addendum

Addendum	CPT Addendum

Addendum	Dr. Schmitt Pediatric Content Addendum

Addendum	Dr. Thompson Adult Medical Content Addendum

Addendum	Diagnostic Data Addendum

Addendum	BI-RADS Atlas Addendum

Addendum	Illustration Addendum

Addendum	Miscellaneous Assessment Tool Collection Addendum

Addendum	Academy of Nutrition and Dietetics Addendum

2

Exhibit 1(a)

Enterprise Software

Epic Program Property:	Initial Monthly Maintenance Fee[1]:	Comments:
EpicCare Inpatient Clinical System [***]	[***]	[***]
EpicCare Ambulatory Electronic Health Record [***]	[***]	[***]
Beaker Laboratory [***]	[***]	[***]
Beacon Oncology	[***]	[***]
Cupid Cardiology	[***]	[***]
EpicCare Home Health and Hospice	[***]	[***]
EpicCare Orthopaedics	[***]	[***]
Kaleidoscope Ophthalmology	[***]	[***]
OpTime Operating Room Management System [***]	[***]	[***]
Phoenix Transplant [***]	[***]	[***]
Radiant Radiology	[***]	[***]
Stork Obstetrics	[***]	[***]
Willow Ambulatory Pharmacy [***]	[***]	[***]
Wisdom General Dentistry	[***]	[***]
Resolute Hospital Billing and Patient Accounting [***]	[***]	[***]
Resolute Professional Billing and Patient Accounting [***]	[***]	[***]
Tapestry Managed Care Administration for Providers [***]	[***]	[***]
Cadence Enterprise Scheduling [***]	[***]	[***]
Grand Central ADT and Prelude Inpatient Registration[4]	[***]	[***]
Nurse Triage	[***]	[***]
Call Management / Customer Relationship Management	[***]	[***]
Health Information Management – Chart Tracking	[***]	[***]

1

Epic Program Property:	Initial Monthly Maintenance Fee[1]:	Comments:
EpicCare Link	[***]	[***]
Blood Product Administration Module [***]	[***]	[***]
Remote Monitoring[6]	[***]	[***]
Cogito Enterprise Intelligence [***]	[***]	[***]
Interfaces[8]	[***]	[***]
Bridges EDI Developer’s License[9]	[***]	[***]
Charge Router[10]	[***]	[***]
Identity Embedded Master Person Index[11]	[***]	[***]
Patient Abstractor[12,13]	[***]	[***]
Pulse[13]	[***]	[***]
System Pulse[13]	[***]	[***]

Limitations and Notes

Each Item of Program Property is licensed solely for use in accordance with the Documentation Manuals with the other Items of Program Property included in this Exhibit 1(a) at the Licensed Volume specified for the Program Property.

If Your Licensed Volume increases or additional Epic software is licensed, additional fees will apply.

No terms or conditions in any pricing proposal or disclosure that is not a part of the Agreement will amend this Agreement or otherwise constitute an agreement between the parties.

Meaningful Use certification guidelines require the following additional details about certification status:

http://www.epic.com/Docs/MUCertification.pdf

[***]

[***]

[***]	[***]
[***]	[***]

Total Term Payment Amount:	$19,631,336
[***]	[***]
[***]	[***]

[***]

2

[***]

3

[***]

4

Other Program Property

Program Property	License Fee (US $)	Initial Monthly Mtnc. Fee (US $)	Comments/Licensed Volumes[1]
Star Data Warehouse	[***]		[***] [***]

Healthy Planet [***]	[***]		[***]

5

Program Property	License Fee (US $)	Initial Monthly Mtnc. Fee (US $)	Comments/Licensed Volumes[1]

MyChart Shared Patient Record	[***]		[***]

MyChart Bedside	[***]		[***]

Haiku Server	[***]		[***]

6

Program Property	License Fee (US $)	Initial Monthly Mtnc. Fee (US $)	Comments/Licensed Volumes[1]
Push Notifications	[***]		[***]
Welcome Patient Kiosk	[***]		[***]
Care Everywhere	[***]		[***]

ACC-NCDR® Registry Communication Module	[***]		[***]

Limitations and Notes

Each Item of Program Property is licensed solely for use in accordance with the Documentation Manuals with the other Items of Program Property included in this Exhibit 1(a).

[***]

7

[***]

8

Additional Billing Information – Description (Third Party Software and Data; not Program Property)	License Fee[1] (US $)	Initial Monthly Mtnc. Fees[1,2] (US $)	Comments/Licensed Levels

InterSystems Caché – Single Server, Platform Specific with Shadow	[***]	[***]	[***]

InterSystems Caché – Small Non-Production License	[***]	[***]	[***]

KB Systems SQL	[***]	[***]	[***]

PKWARE SecureZIP	[***]	[***]	[***]

Business Objects Enterprise Professional / Crystal Report Professional	[***]	[***]	[***]

CPT Code License – iSWTD only	[***]		[***]

Dr. Schmitt’s Pediatric Telephone Triage Protocols – Office Hours Version[3,4]	[***]		[***]

9

Additional Billing Information – Description (Third Party Software and Data; not Program Property)	License Fee[1] (US $)	Initial Monthly Mtnc. Fees[1,2] (US $)	Comments/Licensed Levels
Dr. Schmitt’s Pediatric Telephone Triage Algorithms – After Hours Version[3,4]	[***]		[***]

Dr. Thompson’s Adult Telephone Triage Protocols – Office Hours Version [3,4]	[***]		[***]

Dr. Thompson’s Adult Telephone Triage Algorithms – After Hours Version [3,4]	[***]		[***]

Diagnostic Data	[***]	[***]	[***]

BI-RADS® ATLAS	[***]	[***]	[***]

Images from the Sourcebook of Medical Illustration	[***]	[***]	[***]

Miscellaneous Assessment Tools Collection	[***]	[***]	[***]

Academy of Nutrition and Dietetics Terminology	[***]	[***]	[***]

Limitations and Notes

Licensed levels are designated above in Comments/Licensed Levels column. Each item of Third Party Software and Data is licensed solely for use at the specified licensed levels with the Items of Program Property included in this Exhibit 1(a) at the Licensed Volume specified for the Program Property.

Additional fees will apply if license levels or Licensed Volumes increase or if applications are added.

[1]	Prices for Third Party Software and Data are as of April 21, 2016, and are subject to change if delivery does not occur within 60 days of such date.

[***]

10

[***]

11

Certain Other 3rd Party Software and/or Data[1] (not Program Property ) (not Third Party Software and Data)	License Fee (US $)	Initial Monthly Mtnc. (US $)	Comments/Licensed Levels[2]
Health Language	[***]		[***]

Experian Health—LCD/NCD	[***]		[***]

Experian Health - Correct Coding Initiative Rules	[***]		[***]

ACR Select	[***]		[***]

Limitations and Notes

Licensed levels are designated above in Comments/Licensed Levels column and/or in and subject to the separate agreements. This Certain Other 3rd Party Software and/or Data is licensed solely for use at the specified licensed levels with the Items of Program Property included in this Exhibit 1(a) at the Licensed Volume specified for the Program Property.

Additional fees will apply if license levels or Licensed Volumes increase or if applications are added.

[1]

This Certain Other 3rd Party Software and/or Data is not sublicensed to You by Epic. The amounts shown here are only estimates of prices as of April 21, 2016. You must sign a license agreement directly with the applicable third party vendor. Epic will provide You with a copy of the applicable agreements.

[***]

12

[***]

13

[***]

14

Exhibit 1(b)

Standard Interfaces

The tables below list Epic’s unique standard interfaces as of February 15, 2016. An updated list of currently available standard interfaces can be provided upon request. Implementation, customization and other hourly services related to interfaces will be billed at Epic’s then-current hourly rates.

#	Epic Standard Interfaces	Available Formats
1	Incoming Patient Administration	HL7 v2
2	Outgoing Patient Administration	HL7 v2
3	Outgoing Syndromic Data	HL7 v2
4	Incoming Financial Transactions[1]	HL7 v2
5	Outgoing Financial Transactions	HL7 v2
6	Incoming Appointment Scheduling	HL7 v2
7	Outgoing Appointment Scheduling	HL7 v2
8	Incoming Schedule Query	HL7 v2
9	Incoming Ancillary Results and Orders	HL7 v2
10	Outgoing Ancillary Orders	HL7 v2
11	Outgoing Imaging Results and Orders	HL7 v2
12	Outgoing Dietary Orders	HL7 v2
13	Outgoing Clinical Results	HL7 v2
14	Incoming Transcriptions	HL7 v2
15	Incoming Scanned Document Link	HL7 v2
16	Outgoing Scanned Document Link Maintenance	HL7 v2
17	Incoming Deficiency Tracking	HL7 v2
18	Incoming EOB Scanning	HL7 v2
19	Outgoing Documentation	HL7 v2
20	Outgoing Medication Orders to Retail Pharmacies[2]	NCPDP v8.1; NCPDP v10.6
21	Incoming Refill Requests from Retail Pharmacies[2]	NCPDP v8.1; NCPDP v10.6
22	Outgoing Pharmacy Benefit Eligibility Query—270/271[2,3]	X12
23	Outgoing Medication Dispense History Query[2]	NCPDP v8.1; NCPDP v10.6
24	Outgoing Prescription Prior Authorization Request and Response	NCPDP v2013101
25	Incoming Medication Dispenses from ADS to Willow Inpatient	HL7 v2
26	Incoming Load/Unload from ADS to Willow Inpatient	HL7 v2
27	Outgoing Verified Medication Orders from Willow Inpatient	HL7 v2
28	Outgoing Formulary Information to ADS from Willow Inpatient	HL7 v2
29	Outgoing Medication Stock Transfer Request and Response	HL7 v2
30	Incoming Medication Orders to Willow Ambulatory[4]	NCPDP v10.6
31	Outgoing Refill Requests from Willow Ambulatory[4]	NCPDP v10.6
32	Incoming Fill Status from Automated Fill System to Willow Ambulatory	HL7 v2
33	Outgoing Fills to Automated Fill System from Willow Ambulatory	HL7 v2
34	Outgoing Pharmacy Benefit Claim Adjudication Query	NCPDP v5.1; NCPDP vD.0
35	Incoming Medication Orders to EpicCare Ambulatory	HL7 v2
36	Outgoing Medication Orders from EpicCare Ambulatory	HL7 v2
37	Incoming Medication Administration Notification[5]	HL7 v2
38	Outgoing Medication Administration Notification[5]	HL7 v2
39	Incoming Device Data	HL7 v2
40	Incoming Injectable Medication Documentation[6]	HL7 v2
41	Incoming Clinical Documentation Flowsheet Data	HL7 v2
42	Outgoing Clinical Documentation Flowsheet Data	HL7 v2
43	Incoming Clinical Observations	HL7 v2

#	Epic Standard Interfaces (Continued)	Available Formats
44	Incoming Procedure Log Data	HL7 v2
45	Outgoing Procedure Log Data	XML
46	Incoming Vaccination Administration[7]	HL7 v2
47	Outgoing Vaccination Administration[7]	HL7 v2
48	Outgoing Vaccination History Query[7]	HL7 v2
49	Incoming Materials Management	HL7 v2
50	Outgoing Inventory Depletion	HL7 v2
51	Incoming Surgical Instrument Data	HL7 v2
52	Incoming Surgical Cart Tracking	HL7 v2
53	Incoming Procedural Supply Usage	HL7 v2
54	Incoming Surgical Case Tracking	HL7 v2
55	Outgoing Surgical Case Scheduling	HL7 v2
56	Incoming Results from Lab Instruments	HL7 v2
57	Outgoing Orders to Lab Instruments	HL7 v2
58	Incoming Orders from CPOE Systems	HL7 v2
59	Outgoing Lab Results and Orders to External Providers	HL7 v2
60	Outgoing Cancer Reporting[8]	HL7 CDA
61	Outgoing IRIS Ophthalmology Encounter Summary[9]	Custom
62	Outgoing Dialysis Update to CMS	XML
63	Incoming Provider Information	HL7 v2; Web Service
64	Outgoing Provider Information	HL7 v2
65	Incoming Personnel Management	HL7 v2; Web Service
66	Incoming Location and Department Information	HL7 v2
67	Incoming Problem List	HL7 v2
68	Outgoing Problem List	HL7 v2
69	Incoming Real-Time Location System Updates (bidirectional)	HL7 v3
70	Research Study Management and Enrollment (bidirectional)	HL7 v3 (RPE, CRPC profiles)
71	Outgoing Clinical Trials Forms Submission	HL7 v3 (RFD profile)
72	Outgoing Birth Registry Reporting IHE BFDR Profile	HL7 v3 (RFD profile or Direct)
73	Incoming MPI and Demographics Query[10]	HL7 v2
74	Outgoing MPI and Demographics Query	HL7 v2
75	Incoming IVR Account and Demographics Query	HL7 v2
76	Incoming Coding Query and Response	HL7 v2
77	Incoming Patient Education	HL7 v2
78	Outgoing Patient Education	HL7 v2
79	Incoming Family Medical History	XML
80	Outgoing Family Medical History	XML
81	Incoming Flowsheet Data from Home Device Data Concentrator	HL7 v2
82	Outgoing Registration to Home Device Data Concentrator	HL7 v2
83	Outgoing Referral Notification	HL7 v2
84	Coding (bidirectional)[11]	HL7 v2
85	Data Exchange with 3M Core Grouping Software[12]	Custom
86	Outgoing Claim Scrubber Query	HL7 v2; Custom (OptumInsight)
87	Outgoing Address Verification Query	HL7 v2
88	Outgoing Eligibility Verification Query—270/271 (bidirectional)[3,13]	X12
89	Outgoing Claim Status Request—276/277 (bidirectional)[3,13]	X12

#	Epic Standard Interfaces (Continued)	Available Formats
90	Outgoing Health Care Services Authorization Query—278/278 (bidirectional)[3,13]	X12
91	Outgoing Admission Notification—278/278 (bidirectional)[3,13]	X12
92	Tapestry Incoming Health Care Services Authorization Notification—278/278	X12
(bidirectional)[3,13]
93	Tapestry Outgoing Health Care Services Authorization Notification—278/278	X12
(bidirectional)[3,13]
94	Tapestry Incoming Health Care Services Review Request (Health Plan)—278/278	X12
(bidirectional)[3,13]
95	Tapestry Outgoing Health Care Services Unsolicited—278/278[3,13]	X12
96	Tapestry Incoming Additional Information for Health Care Services Authorization	X12
Notification—275/275 (bidirectional)[3,13]
97	Tapestry Outgoing Additional Information for Health Care Services Authorization	X12
Notification—275/275 (bidirectional)[3,13]
98	Tapestry Incoming Eligibility, Coverage or Benefit Inquiry—270/271 (bidirectional)[3]	X12
99	Tapestry Incoming Payment Order/Remittance Advice—820 (batch)[3]	X12
100	Tapestry Incoming Health Care Claim Status Request—276 (batch)[3]	X12
101	Tapestry Outgoing Health Care Claim Status Response—277 (batch response to 276)[3]	X12
102	Tapestry Outgoing Health Care Claim Acknowledgement—277CA (batch response to	X12
103	Tapestry Outgoing Health Care Claim Pending Status Notification—277P3	X12
104	Tapestry Incoming Benefit Enrollment and Maintenance—834 (batch)[3]	X12
105	Tapestry Outgoing Benefit Enrollment and Maintenance—834 (batch)[3]	X12
106	Tapestry Outgoing Health Care Claim Payment/Advice—835 (batch)[3]	X12
107	Tapestry Incoming Health Care Claim: Institutional—837 (batch)[3]	X12
108	Tapestry Outgoing Health Care Claim: Institutional—837 (batch)[3]	X12
109	Tapestry Incoming Health Care Claim: Professional—837 (batch)[3]	X12
110	Tapestry Outgoing Health Care Claim: Professional—837 (batch)[3]	X12
111	Tapestry Incoming Health Care Claim: Professional with Dental Support—837 (batch)[3]	X12
112	Tapestry Grouper/Pricer (OptumInsight)	Custom
113	Tapestry Grouper/Pricer (Generic)	Custom
114	Tapestry Code Editor	Custom

Notes:

[***]

[5]	Please discuss with Your Epic representative before implementing to ensure the interface is appropriate to meet the needs of Your intended workflow.

[***]

Notes Continued:

[***]

10.	Using HL7 version 2.4 Chapter 3 MPI Specifications

[11]	Interface to/from a supported encoding vendor product in Epic and encoding vendor supported configuration (front-end, back-end). Supports HIM coding in a supported third party encoder system. [***]

[***]

#	Other Standard Interfaces Not Licensed as Interface Units	Available Formats
1	Incoming Infusion Documentation to [Vendor][1]	HL7 v2
2	Outgoing Infusion Orders from [Vendor][1]	HL7 v2
(Including Incoming Infusion Verification from [Vendor])
3	ECG Integration Module (with MidMark)[2]	Custom
4	Spirometry Integration Module (with MidMark)[2]	Custom
5	Holter Integration Module (with MidMark)[2]	Custom

Notes:

[1]	Please discuss with Your Epic representative before implementing to ensure this interface is available for Your particular [***]

[***]

These interfaces and notes are subject to change.

The information in this document is proprietary and must be treated accordingly.

Exhibit 1(c)

[***]

66

Exhibit 1(d)

[***]

Exhibit 1(e)

[***]

[***]

Exhibit 2(b)

Sample Implementation Schedule

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EXHIBIT 3(a)

Date Prepared: February 22, 2019

	BA#:	XWR #:

	SLG#:	TLP #:
Budget Allocation

Customer:

Project:

Description:	Described Herein ☐	Specs Attached ☐
Schedule:	Standard ☐	Rush ☐
Release:	Next General ☐	Special ☐
When Release:	Business Hours (7:00 AM – 8:00 PM) ☐	After Hours ☐
Retrofit: (only available if on the current version of Epic software) Yes ☐		No ☐

[***]

Type of Quotation:	Estimate Only (actual cost may be higher or lower)	☐
	Fixed Price (fixed cost for work - custom program includes 30-day warranty)	☐

Approval of Enhancement During Implementation or Retrofit	N/A ☐

Epic Authorized Signature                                                                                        Date:

Enhancement requests made prior to 3 months after first live use of a product require the approval of Epic’s VP of R&D or President.

Retrofits require the approval of Epic’s VP of R&D or President (except those related to Electronic Claims and Interfaces may be signed by the Division Manager)

Quotation

Details	Time

Total Time and Cost:	$ (US$)

Percentage of Total Cost for Monthly Maintenance (not applied to release time):
Custom Programming [***]	☐	Enhancement to the Application [***]	☐
Third party product (Please refer to the details above)	☐	Other [***]	☐

Maintenance Charged: Upon Delivery ☐ Next Billing Period ☐ After 30 Day Warranty (Fixed Price Only) ☐
Performance (Advisory Only): Epic estimates that the requested change will affect system performance as follows:

                             Minimal impact  ☐        Small impact  ☐        Moderate impact  ☐        Significant impact  ☐

Estimated Customer Testing Time:	Epic estimates that the requested change will require customer hours of testing.
This estimate is based on normal expectations of an acceptance tester.

Epic Division Manager Signature:                                                                                   Date:

Acceptance

I authorize the work to begin as specified above. I understand that (a) if specifications change, prices may change, (b) if this Budget Allocation is over 60 days old, Epic may bill for the work at the then current rate or revise the quotation, (c) the actual hourly rate depends on the services performed and the person performing the services and (d) that the terms of the license agreement between Epic and Customer apply to this Budget Allocation. Except as otherwise provided in the license agreement, work associated with this Budget Allocation will be billed as incurred. I have authority on behalf of the Customer to authorize and sign this Budget Allocation.

I understand that the charges associated with this project will be charged against the existing budget.

Customer Signature: _________________________________________________________ Date: __________________________

Print Name: ________________________________________________________________

P.O. Number: _______________________________________________________________ (If applicable)

EXHIBIT 3(b)

Date Prepared: Requestor:

	CO#:	XWR #:

	SLG#:	TLP #:
Change Order

Customer:
Project:

Description:	Described Herein ☐	Specs Attached ☐
Schedule:	Standard ☐	Rush ☐
Release:	Next General ☐	Special ☐
When Release:	Business Hours (7:00 AM – 8:00 PM) ☐	After Hours ☐
Retrofit: (only available if on the current version of Epic software) Yes ☐		No ☐

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Type of Quotation:	Estimate Only (actual cost may be higher or lower)	☐
	Fixed Price (fixed cost for work - custom program includes 30-day warranty)	☐

Approval of Enhancement During Implementation or Retrofit	N/A ☐

Epic Authorized Signature:                                                                                        Date:

Any enhancement request made prior to or within 3 months after live, or Retrofits, requires the approval of the Clinical Products R&D Lead, the Billing/Access Products R&D Lead, or the Vice-President of Research & Development (except those related to Electronic Claims and Interfaces may be signed by the Division Manager).

Quotation

Details	Time

Total Time and Cost:	$ (US$)

Percentage of Total Cost for Monthly Maintenance (not applied to release time):
Custom Programming [***]	☐	Enhancement to the Application [***]	☐
Third party product (Please refer to the details above)	☐	Other [***]	☐

Maintenance Charged: Upon Delivery ☐ Next Billing Period ☐ After 30 Day Warranty (Fixed Price Only) ☐
Performance (Advisory Only): Epic estimates that the requested change will affect system performance as follows:

                             Minimal impact  ☐        Small impact  ☐        Moderate impact  ☐        Significant impact  ☐

Estimated Customer Testing Time:	Epic estimates that the requested change will require customer hours of testing.
This estimate is based on normal expectations of an acceptance tester.

Epic Division Manager Signature:                                                                                   Date:

Acceptance

I authorize the work to begin as specified above. I understand that (a) if specifications change, prices may change, (b) if this Change Order is over 60 days old, Epic may bill for the work at the then current rate or revise the quotation, (c) the actual hourly rate depends on the services performed and the person performing the services and (d) that the terms of the license agreement between Epic and Customer apply to this Change Order. Maintenance covers the system architecture the enhancement or other change was originally developed in. Converting the enhancement or change to other system architectures may require additional chargeable services. Except as otherwise provided in the license agreement, work associated with this Change Order will be billed as incurred. I have authority on behalf of the Customer to authorize and sign this Change Order.

I understand that the charges associated with this project are in addition to any previous budget.

Customer Signature: _________________________________________________________ Date: __________________________

Print Name: ________________________________________________________________

P.O. Number: _______________________________________________________________ (If applicable)

Exhibit 3(c)

Date Prepared:
Order #:

Third-Party Tools Order

Customer:

Project:

Description:	Described Herein ☐	Specs Attached ☐

Type of Quotation:	Estimate Only (actual cost may be higher or lower)	☐
	Fixed Price	☐

Quotation

Details	Costs

Total Cost:	$	(US$	)

Maintenance Charged:         Upon Delivery  ☐        Next Billing Period  ☐        After 30 Day Warranty (Fixed Price Only)  ☐

Epic Signature: _______________________________________________________ Date: ____________________________

Acceptance

I authorize the work to begin as specified above. I understand that (a) if specifications change, prices may change, (b) if this Order is over 60 days old, Epic may bill for the work at the then current rate or revise the quotation, (c) the actual hourly rate depends on the services performed and the person performing the services and (d) that the terms of the license agreement between Epic and Customer apply to this Order. Except as otherwise provided in the license agreement, work associated with this Order will be billed as incurred. I have authority on behalf of the Customer to authorize and sign this Order.

I understand that the charges associated with this project are in addition to any previous budget.

Customer Signature: _____________________________________________________ Date: __________________________

Print Name: _____________________________________________________

P.O. Number: ______________________________________________________ (If applicable)

EXHIBIT 4

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Exhibit 5

BUSINESS ASSOCIATE EXHIBIT

Business Associate Addendum

This Business Associate Addendum (the “Addendum”) is incorporated into that certain License and Support Agreement (the “Agreement”) by and between AHS Management Company, Inc. (“Covered Entity”) and Epic Systems Corporation (“Business Associate”).

WHEREAS, Business Associate may maintain, transmit create or receive data for or from Covered Entity that constitutes Protected Health Information (as defined at 45 CFR §160.103) to perform tasks on behalf of Covered Entity;

WHEREAS, Covered Entity is or may be subject to the requirements of 42 U.S.C. 1320d et seq. enacted by the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act (“HITECH”) and the implementing regulations set forth at 45 CFR Parts 160 and 164, Subparts A, C, D, and E as in effect on the effective date of the Agreement (“HIPAA Regulations”). As used herein, “PHI” refers to Protected Health Information maintained, transmitted, created or received by Business Associate for or from Covered Entity;

WHEREAS, to the extent required by the HIPAA Regulations and applicable state law, Business Associate is or may be directly subject to certain privacy and security obligations and penalty provisions of HIPAA, HITECH, the HIPAA Regulations and state law; and

WHEREAS, Business Associate owns and operates a web-based personal health records service, currently known as Lucy, (the “PHR Service”) that can be made available to patients of Covered Entity by way of a link provided on Covered Entity’s patient portal website. The PHR Service allows patients to initiate transfers of data from Covered Entity to the PHR Service.

NOW, THEREFORE, the parties agree as follows:

1. Business Associate may use and disclose PHI only as expressly permitted by this Addendum or as required by law. Business Associate may use and disclose PHI as required to satisfy its obligations under the Agreement, provided that such use or disclosure of PHI would not violate the HIPAA Regulations if done by Covered Entity. Without limiting the generality of the foregoing, Business Associate shall not sell PHI or use or disclose PHI for purposes of marketing or fundraising in violation of 45 CFR §§ 164.502(a)(5)(ii) and 164.508(a)(3). Business Associate shall make reasonable efforts to limit its uses and disclosures of, and requests for, PHI (i) when practical, to the information making up a limited data set (as set forth at 45 CFR § 164.514(e)(2)); and (ii) in all other cases subject to the requirements of 45 CFR §164.502(b), to the minimum amount of PHI necessary to accomplish the intended purpose of the use, disclosure or request. To the extent Business Associate is to carry out an obligation of Covered Entity under Subpart E of 45 CFR § 164 of the HIPAA Regulations, Business Associate shall comply with the requirements of the Subpart E of 45 CFR § 164 of the HIPAA Regulations that apply to Covered Entity in the performance of such obligation.

2. Business Associate agrees to use and maintain reasonable and appropriate administrative, technical and physical safeguards to protect PHI from uses or disclosures not permitted by this Addendum. In addition, Business Associate agrees to comply with the applicable requirements of 45 CFR Part 164, subpart C of the HIPAA Regulations with respect to electronic PHI. Business Associate technical support representatives are currently trained to encrypt files that contain Protected Health

Information using [***] and to only share the passphrases or keys with those who need access to the information. [***]

3. To the extent Business Associate becomes aware of or discovers any use or disclosure of PHI in violation of this Addendum, any Security Incident (as defined at 45 CFR §164.304) , and any Breach of Unsecured Protected Health Information (both as defined at 45 CFR §164.402), Business Associate shall promptly report such use, disclosure, incident, or Breach to Covered Entity. All reports of Breaches of Unsecured Protected Health Information shall be made as soon as reasonaly practicable and without unreasonable delay, but in no event later than sixty (60) days after the date on which Business Associate discovers the Breach. A Breach shall be treated as “discovered” by Business Associate as of the first day on which such breach is known to Business Associate or, by exercising reasonable diligence, would have been known to Business Associate. A Breach is deemed “known” to Business Associate if the Breach is known, or by exercising reasonable diligence, would have been known to any person, other than the person committing the Breach, who is an employee, officer, or other agent of Business Associate. Business Associate shall, unless Business Associate and Covered Entity agree otherwise, train its employees regarding its policies and procedures pertaining to use and disclosure of Protected Health Information and to the detection and reporting of Breaches of Unsecured Protected Health Information, which policies direct Business Associate’s employees to report any Breaches of Unsecured Protected Health Information directly to Business Associate’s Security Officer or through internal reporting processes put in place and monitored by Business Associate’s Security Officer. Business Associate’s report to Covered Entity shall include the information specified at 45 CFR § 164.410 to the extent known by Business Associate. Business Associate shall mitigate, to the extent practicable, any harmful effect known to it of a use or disclosure of PHI by Business Associate not permitted by this Addendum.

With regard only to Breaches of Unsecured Protected Health Information that occur in connection with the PHR Service affecting individuals with whom Business Associate has a relationship by virtue of the PHR Service, [***]

4. In accordance with 45 CFR §§ 164.308(b)(2) and 164.502(e)(1)(i), Business Associate shall ensure that each subcontractor or agent that creates, receives, maintains, or transmits PHI on behalf of Business Associate agrees in writing to be bound by restrictions, terms and conditions that are at least as restrictive as those that apply to Business Associate pursuant to this Addendum.

5. In accordance with 45 CFR §164.524 and within fifteen (15) days of a request by Covered Entity for access to PHI about an individual contained in a Designated Record Set (as defined at 45 CFR §164.501), Business Associate shall make available to Covered Entity such PHI. In the event that any individual requests access to PHI directly from Business Associate, Business Associate shall within ten (10) days of receiving such request forward the request to Covered Entity. Any denials of access to the PHI requested shall be the responsibility of Covered Entity.

6. If Business Associate maintains PHI in a Designated Record Set for Covered Entity, in accordance with 45 CFR §164.526 and within fifteen (15) days of receipt of a request from Covered Entity for the amendment of an individual’s PHI contained in a Designated Record Set (for so long as the PHI is maintained in the Designated Record Set), Business Associate shall provide such information to Covered Entity for amendment and incorporate any such amendments in the PHI. In the event a request for an amendment is delivered directly to Business Associate, Business Associate shall within ten (10) days of receiving such request forward the request to Covered Entity.

7. Except for disclosures of PHI by Business Associate that are excluded from the accounting obligation as set forth at 45 CFR §164.528 or regulations issued pursuant to HITECH, Business Associate shall record for each disclosure the information required to be recorded by covered entities pursuant to 45 CFR §164.528. In accordance with 45 CFR §164.528 and within twenty (20) days of notice by Covered Entity to Business Associate that it has received a request for an accounting of disclosures of PHI, Business Associate shall make available to Covered Entity the information required to be maintained pursuant to this Section 7. In the event a request for an accounting is delivered directly to Business Associate, Business Associate shall within ten (10) days of receiving such request forward the request to Covered Entity.

8. At Covered Entity’s or HHS’ request, Business Associate shall make its internal practices, books and records relating to the use and disclosure of PHI available to HHS for purposes of determining Covered Entity’s compliance with the HIPAA Regulations.

9. Business Associate is not authorized to use or disclose PHI in a manner that would violate the HIPAA Regulations if done by Covered Entity, provided that Business Associate may:

a. use the PHI for its proper management and administration and to carry out its legal responsibilities;

b. disclose PHI for its proper management and administration and to carry out its legal responsibilities, provided that disclosures are required by law, or Business Associate obtains reasonable assurances from the recipient that the PHI will remain confidential and used or further disclosed only as required by law or for the purpose for which it was disclosed to the recipient, and the recipient notifies Business Associate of any instances of which it is aware in which the confidentiality of the information has been breached;

c. use and disclose PHI to report violations of law to appropriate Federal and State authorities, consistent with 45 CFR § 164.502(j)(1);

d. aggregate the PHI in its possession with the PHI of other covered entities that Business Associate has in its possession through its capacity as a business associate to other covered entities, provided that the purpose of such aggregation is to provide Covered Entity with data analysis relating to the health care operations of Covered Entity; and

e. use PHI to create de-identified information, provided that the de-identification conforms to the requirements of 45 CFR § 164.514(b).

10. OMITTED.

11. This Addendum shall be effective as of the effective date of the Agreement and shall remain in effect until termination of the Agreement. Covered Entity may terminate this Addendum and the provisions of the Agreement that require or permit Business Associate to access Protected Health Information (or perform any other activity that would make Business Associate meet the definition of a Business Associate provided in 45 CFR § 160.103) effective immediately if it determines that Business Associate has materially breached this Addendum and failed to cure such breach within thirty (30) days of being notified by Covered Entity of the breach. If Covered Entity reasonably determines that cure of such breach is not possible, Covered Entity may terminate this Addendum and the provisions of the Agreement that require or permit Business Associate to access Protected Health Information effective immediately upon written notice to Business Associate. The parties understand and agree that termination of this Addendum by Covered Entity due to Business Associate’s uncured material breach shall constitute a material breach by Business Associate under the Agreement.

12. Upon termination of this Addendum, Business Associate shall either return or destroy all PHI that Business Associate still maintains in any form. Business Associate shall not retain any copies of such PHI. Notwithstanding the foregoing, to the extent that it is not feasible to return or destroy PHI, Business Associate may retain such PHI, provided that the terms and provisions of this Addendum shall survive termination of this Addendum and Business Associate shall only use or disclose such PHI solely for such purpose or purposes which prevented the return or destruction of such PHI. If the provisions of the Agreement that require or permit Business Associate to access Protected Health Information are terminated pursuant to any provision in Section 11 above, then the maintenance program under the Agreement will also terminate. Upon such termination, Business Associate will [***] Except as provided herein, any termination of the maintenance program or provisions of the Agreement that permit Business Associate to access Protected Health Information will not affect the parties’ other obligations or rights under the Agreement.

13. Nothing in this Addendum shall be construed to create any rights or remedies in any third parties or any agency relationship between the parties. The terms and conditions of this Addendum shall override and control any conflicting term or condition of the Agreement with regard to PHI. All non-conflicting terms and conditions of the Agreement (including without limitation Section 10) shall remain in full force and effect.

14. If the HIPAA Regulations are amended in a manner that would alter the parties’ rights or obligations as set forth in this Addendum, then the parties shall negotiate in good faith to amend the Addendum seeking to permit both parties to comply with the HIPAA Regulations.

15. Covered Entity does not intend to send unencrypted PHI to Business Associate in any form, including via email or on mobile devices such as USB drives. Should Covered Entity send any PHI that has not been encrypted, Covered Entity agrees that Business Associate is not responsible for any damages arising out of or relating to unencrypted PHI that Covered Entity sends to Business Associate in any form.

16. The respective rights and obligations of Business Associate under Section 12 of this Addendum survive the termination of this Addendum.

Exhibit 6

Enterprise Volume Definitions

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Exhibit 7

Epic Support Policies

Support Available 24 x 7

Epic provides telephone consultation and assistance support to You through its technical services staff at any time, 24 hours per day and 7 days per week.

Where to Call

For all calls, whether during the Daytime Support Hours or the Nighttime Support Hours, call Epic’s general telephone number at (608) 271-9000. The “Daytime Support Hours” are 7 a.m. to 8:00 p.m., Monday through Friday, Central Time, excluding holidays (currently New Year’s Day, Good Friday, Memorial Day, July 4, Labor Day, Thanksgiving, Christmas Eve, Christmas, and New Year’s Eve). “Nighttime Support Hours” are all other times.

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EXHIBIT 8

EPIC ERROR CORRECTION SERVICES

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EXHIBIT 8

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EXHIBIT 8

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Attachment A to Exhibit 9

Epic

Instructions for Hardware Configuration Worksheet

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Exhibit 10

Current Good Install Program

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Exhibit 11

Sample Reports

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Exhibit 12

2014 Certification Notification

Meaningful Use

Certification Details

April 11, 2016

Epic Systems Corporation

Epic | 1979 Milky Way | Verona WI 53593 | 608.271.9000 | www.epic.com

© 2016 Epic Systems Corporation.

Contents
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EXHIBIT 14

Epic Travel Policies

General

Before traveling to Your facilities, Epic must receive written authorization from You for the travel as provided in the Agreement. Epic will complete a travel authorization form which, unless agreed otherwise, will include the names of everyone who will be billing his or her travel expenses to You, the on-site dates for the personnel, and an estimate for all expenses. At Your option, You may approve a blanket travel authorization rather than an individual travel authorization for each trip. A blanket travel authorization includes a range of trips, reducing the number of travel authorizations submitted to You for approval. Epic will, where possible and in coordination with You, use reasonable efforts to plan its trips in sufficient enough time as available to pre-book fourteen days in advance to use economy flights. The following document outlines Epic’s current guidelines that it may revise from time to time.

Certain Reimbursable Expenses

Transportation:

Air: Coach-class seats generally are to be booked. Optional upgrades will not be reimbursed. Flights are chosen based on price and schedule. Epic will choose the most cost effective flight that otherwise satisfies its booking criteria (e.g. no double connections, fits any reasonable time constraints). If a charter would be of equal cost to or less expensive than commercial airfare due to the number of traveling staff, Epic may use a charter.

Ground: You will reimburse Epic for tolls, parking fees, a standard amount for mileage to and from the outbound airport, airport shuttle service, and taxi fares. Personal car mileage is based on the IRS set rate.    Epic will normally rent cars from a national car rental chain to take advantage of its national discounted rates whenever feasible. Generally, Epic rents cars that will comfortably accommodate 3 or 4 employees with luggage and laptop computers rather than renting vehicles for each employee. Epic employees will make reasonable efforts to refuel rental cars prior to returning the cars.

Accommodations: You will reimburse Epic for the single occupancy cost of a standard room at an Epic standard hotel. If You have corporate discounts with preferred hotels that meet Epic standard hotel accommodations, Epic’s travel department will work with You to have Epic travelers stay at such hotels. In the event lodging at such a hotel or any other approved hotel is not available, travelers are expected to make reasonable efforts to utilize lodging with similar amenities and rates. Epic standard hotels are hotels that serve business travelers with suitable internet connections, business centers, safety (internally and in the surrounding locale), cleanliness, on-site or nearby food service, and on-site or nearby gathering areas to accommodate groups for work-related meetings, as well as short commuting distances and sufficient vacancies to accommodate the Epic staff on that trip.

Meals and Incidental Expenses. Epic’s current internal policies prohibit reimbursement for alcohol. Business-related expenses such as meals, cabs, tips, tolls, vending, phone, Internet, etc. will be reviewed by Epic’s accounting department for accuracy and be reimbursable. Employees are expected to exercise good judgment when leaving tips. Generally, a sensible tip of 15-20% is appropriate and will be reimbursable.

Non-Reimbursable Expenses

You will not reimburse Epic for the following expenses:

•	Hotel movies

•	Entertainment

•	Sightseeing

•	Alcoholic beverages

•	Child or pet care

•	Damages to an employee’s personal vehicle

•	Lost or stolen funds or personal property

•	Parking tickets, speeding tickets, etc.

•	Travel insurance or rental car insurance offered by rental car companies

•	Insurance in connection with personal automobiles

•	Hotel health club memberships

•	Laundry service (unless Epic staff is on site for six consecutive days or more)

•	Personal services and personal supplies

•	Meals in Madison or the Madison area (other than at the Madison airport)

•	Any expense which is not bona fide for federal income tax purposes

Documentation of Travel Expenses

Epic travelers generally are required to provide Epic with receipts for their travel expenses. Lodging receipts should include the name and location of the lodging, dates of stay and separate amounts for charges such as meals. Meal receipts should include the date, location, business purpose, and name of the person. On the occasion a receipt is lost or misplaced, Epic’s accounting department will obtain documentation from the traveler for the applicable expenses. Epic’s accounting department will monitor these instances to help keep them to a minimum.

Sharing Expenses with Other Organizations

Occasionally, it may be possible to combine travel to Your site with travel to or from another Epic customer site, and in such case, expenses can be shared with the other organizations. Epic employees are responsible for seeking reimbursement for expenses payable by others. If an Epic employee is taking a trip payable jointly by You and another entity, You will reimburse Your share of the actual expenses necessary for Your business. In no case may the reimbursement to the Epic employee from all sources exceed the total expenses incurred by the employee.

EXHIBIT 15

Litigation

1.	Uniloc USA, Inc. et al v. Epic Systems Corporation. Civil Action No. 6:2014-CV-00626 in the United States District Court for the Eastern District of Texas.

2.	Preservation Wellness Technologies LLC v. Epic Systems Corporation. Civil Action No. 2:2015-cv-01561 in the United States District Court for the Eastern District of Texas.

Care Everywhere Addendum

The following provisions apply to Your use of Care Everywhere to exchange patient information with Epic systems of other Care Everywhere Customers (as that term is defined in the Rules of the Road) and to exchange basic continuity of care information meeting the supported form with non-Epic systems, except as otherwise noted below. For the sake of clarity, the subset of Care Everywhere functionality supporting such exchanges between Epic systems was previously referred to as “Care Epic” and the subset of Care Everywhere functionality supporting such exchanges between Epic and non-Epic systems was previously referred to as “Care Elsewhere.” References to Care Epic or Care Elsewhere in the Rules of the Road and Governing Council Procedures will be read in that context.

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ACC-NCDR® Registry Communication Module Addendum

The following provisions apply to Your use of the ACC-NCDR® Registry Communication Module.

I.	DEFINITIONS.

All capitalized terms used in this Addendum and not defined herein but defined in the Agreement shall have the meanings assigned to such terms in the Agreement.

“ACCF” means the American College of Cardiology Foundation.

“ACC-NCDR® Benchmarks” means the aggregate information derived by an ACC-NCDR® Registry from data submitted to such ACC-NCDR® Registry.

“ACC-NCDR® Registry” means any one of the supported registries maintained by the ACCF to which You may submit pertinent data using the ACC-NCDR® Registry Communication Module.

“Application Specifications” means the requirements for the data submitted to an ACC-NCDR® Registry using the ACC-NCDR® Registry Communication Module.

“Participant” means an institution or practice (or a defined and consistent grouping within such an institution or practice) that is enrolled in one or more ACC-NCDR® Registries and eligible to submit pertinent data to such registry or registries.

II.	LICENSE.

A. Participant Requirement. Each of Your or Your Affiliates’ institutions or practices (or a defined and consistent grouping within such institutions or practices) (each a “Site”) that accesses or uses the ACC-NCDR® Registry Communication Module must be a Participant in the ACC-NCDR® Registry or Registries to which such Site submits data, and You will limit access to the ACC-NCDR® Registry Communication Module only to such Sites. In addition, prior to Epic activating the license key for the ACC-NCDR® Registry Communication Module for use with the applicable ACC-NCDR® Registry, You will provide to Epic evidence satisfactory to Epic of such enrollment by those Sites in that ACC-NCDR® Registry to which such Sites will submit data using the ACC-NCDR® Registry Communication Module. If at any time during a Subscription Year (as defined below), any Site that accesses or uses the ACC-NCDR® Registry Communication Module is no longer a Participant or stops participating in an ACC-NCDR® Registry, You shall immediately provide Epic with written notice, and You shall, or shall permit Epic to, deactivate such Site’s access to such ACC-NCDR® Registry.

B. Benchmark Data. You will not enter the ACC-NCDR® Benchmarks into the Program Property (including without limitation the ACC-NCDR® Registry Communication Module) for reporting purposes.

C. Updates. You understand that the ACCF specifies the Application Specifications. If the ACCF modifies the Application Specifications You will install any upgrades to the ACC-NCDR® Registry Communication Module Epic provides to You to address the changes to the Application Specifications prior to the time the ACCF requires Participants to utilize such updated specifications to submit data. You acknowledge that if You do not upgrade to an updated ACC-NCDR® Registry Communication Module You may not be able to submit data to ACC-NCDR® Registries.

D. Ownership. Epic does not own any right, title, or interest in the any data stored by or entered into the ACC-NCDR® Registry Communication Module.

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III.	TERM.

A. Term and Subscription Fees. The subscription year for the ACC-NCDR® Registry Communication Module is from January 1 to December 31 (a “Subscription Year”). For each Subscription Year, You will pay Epic the then-current annual subscription fee with respect to Your use of the ACC-NCDR® Registry Communication Module with the applicable ACC-NCDR® Registry. The initial annual subscription fee for use of the ACC-NCDR® Registry Communication Module with the applicable ACC-NCDR® Registry shall be prorated from the date Epic first activates the license key for the ACC-NCDR® Registry Communication Module for use with that ACC-NCDR® Registry to December 31 of that Subscription Year. In subsequent Subscription Years, the full annual subscription fee for such use will be due each January 31. Notwithstanding anything in the Agreement, subscription fees are subject to annual increases and increases due to increases in Your Licensed Volume. If Your Licensed Volume increases, any incremental annual subscription fees for the ACC-NCDR® Registry Communication Module will be due beginning as of the date the previous Licensed Volume was exceeded. If there is any change in the then-current annual subscription fee (other than for increases in Your Licensed Volume), Epic will provide You with written notice of such new fee on or before December 15 of the then current Subscription Year. Notwithstanding anything contained herein to the contrary, if at any time none of the Sites is a Participant or is participating in any ACC-NCDR® Registries, then You shall immediately provide Epic with written notice, Your license to the ACC-NCDR® Registry Communication Module shall immediately terminate, and You shall permit Epic to deactivate the ACC-NCDR® Registry Communication Module.

B. Amendment to Addendum. Epic reserves the right to amend this Addendum in order to comply with the contractual requirements of the ACCF related to Epic’s licensing of the ACC-NCDR® Registry Communication Module. Epic will provide You with written notice of its intent to amend this Addendum and shall provide You with the proposed amendment by December 15 of the current Subscription Year.

C. Right to Terminate. Upon receipt of a notice under Section III.A. (regarding a change in the annual subscription fee) or under Section III.B. (regarding an amendment of this Addendum), You will have fifteen (15) days to provide Epic with written notice terminating Your use of the ACC-NCDR® Registry Communication Module if You are not willing to accept the change in the annual subscription fee or amendment(s) to the Addendum.

IV.	NOTICE.

The ACC-NCDR® Registry Communication Module incorporates aspects of the ACCF Specifications, including data forms, formats, definitions, codes, and codebooks, file specifications, file transfer protocols, procedural guides, application specifications, and publications and reports developed by the ACCF in support of the operation of the ACC-NCDR® Registries which are the sole and exclusive property of the ACCF.

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INTERSYSTEMS CACHÉ SOFTWARE ADDENDUM

STANDARD ADDENDUM—INTERSYSTEMS

A part of the software supplied to You by Epic consists of the software (either M or Caché, as applicable) from InterSystems Corporation of Cambridge, Massachusetts. The following terms and conditions apply to the sublicense of the Sublicensed Software from Epic to You, the User, as required and authorized by InterSystems.

1.	REPRESENTATION OR WARRANTIES OF INTERSYSTEMS

EXCEPT AS EXPRESSLY PROVIDED HEREIN, INTERSYSTEMS DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, TITLE, DESIGN, OPERATION OR FITNESS FOR A PARTICULAR PURPOSE OF THE SUBLICENSED SOFTWARE OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE SUBLICENSED SOFTWARE.

a.	InterSystems hereby represents and warrants as follows:

(i)

InterSystems has (a) valid title to the Sublicensed Software, free of all liens, encumbrances, restrictions and claims of others, (b) the right to license the same to Epic, and (c) the right to license Epic to grant sublicenses of the type granted to User by Epic.

(ii)

Any Sublicensed Software services performed hereunder or under any Sublicensed Software maintenance agreement between InterSystems and Epic shall be performed by highly skilled personnel qualified to perform such services and such services shall be performed in a professional and workmanlike manner in accordance with the then prevailing standards of the computer services industry.

(iii)

The Sublicensed Software and its use do not and will not violate or infringe upon any currently issued United States patent or any copyright, trade secret or other property right (whether conferred by statute, code, common law, or otherwise) of any other person or entity that is valid or enforceable in the United States or in any country in which Epic now maintains or hereafter maintains any office, property or data processing services.

(iv)

The Sublicensed Software, as delivered by InterSystems, is free from material defects in manufacturing and materials and shall operate substantially in conformance with the Applicable Specifications relating to such Sublicensed Software until thirty (30) days after the later of (a) initial delivery of the Sublicensed Software to User, and (b) the date when User first uses the Epic Program Property, whether for testing, training, processing of patient data or other purpose (the “Software Warranty Period”).

b.

During the Software Warranty Period, InterSystems shall promptly provide, through Epic and at no charge to User, corrections, modifications or additions to the Sublicensed Software in the event that Epic notifies InterSystems in writing of any substantive errors in the Sublicensed Software. User shall assist Epic and, upon request, InterSystems, in identifying the circumstances in which any such substantive errors are discovered and, if requested by Epic or InterSystems, shall document the existence of the same. In no event shall InterSystems have any responsibility to correct any data base errors or errors or damages caused by or arising out of hardware defects or input errors or resulting from changes to or modifications of the Sublicensed Software made by Epic or User without the express written approval of InterSystems.

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c.	All warranty claims or other claims pursuant to this section shall be made to InterSystems through Epic.

d.	The foregoing representations and warranties are by InterSystems only. Epic makes no representations or warranties pursuant to, and Epic shall have no liability arising out of, this section.

2.	INDEMNIFICATION OF INTERSYSTEMS

a.

InterSystems shall, and hereby agrees to, indemnify, defend, and hold harmless User and its officers, employees, agents, and representatives, from and against any and all third-party claims, actions damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ fees and expenses arising out of the defense of any claim, whether proven or not) arising from or based upon a breach by InterSystems of any of its representations or warranties in Section 1(a)(i) or 1(a)(iii) above.

b.	(i)

The indemnities specified in Section 2(a) above shall not apply to a specific claim, action, or allegation unless User shall have provided written notice of such claim, action, or allegation to InterSystems as soon as practicable, and shall have granted InterSystems full opportunity to control the response thereto and the defense thereof, including without limitation any agreement relating to the settlement thereof; provided, however, that User shall have the right to monitor, at its own expense, InterSystems’ defense of any such claim, action, or allegation and, if necessary, to preclude a default judgment or other loss of rights, to file pleadings on its behalf in the event InterSystems fails to fulfill its obligation to defend User pursuant to this Section 2.

(ii)

In the case of a claim based on a breach of the representation and warranty contained in Section 1(a)(iii) above, the indemnity specified in Section 2(a) shall not apply to any claim, action, or allegation (or any judgment or order related thereto) based upon: (a) the use by User of the Sublicensed Software in combination with other hardware or software not supplied by InterSystems, where the use of the Sublicensed Software alone is not claimed or alleged to be an infringement; (b) the modification or alteration of the Sublicensed Software in a manner that is not approved by InterSystems; or (c) the failure by User to implement a release or engineer change order for the Sublicensed Software issued by InterSystems and supplied to User by Epic (which release or change order does not preclude the Sublicensed Software from meeting the standards specified in Section 1(b)).

c.

In the event that the Sublicensed Software (or any component or part thereof) becomes the subject of any claim, action, or allegation of the type specified in Section 1(a)(iii), InterSystems shall promptly use all reasonable efforts at its expense: (a) to procure for User the right to continue using the Sublicensed Software (or applicable component or part thereof); or (b) if such continued use cannot be so procured, to modify it to become non-infringing; or (c) if such modification cannot be so implemented, to provide substitute hardware, software, or other products, components or parts of similar capability acceptable to and approved by User, which approval shall not be unreasonably withheld or delayed.

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d.	THE FOREGOING STATES THE ENTIRE OBLIGATION OF INTERSYSTEMS WITH RESPECT TO THE INFRINGEMENT OF PATENTS, COPYRIGHTS, AND OTHER PROPRIETARY RIGHTS.

e.	The foregoing indemnification is by InterSystems only. Epic makes no indemnification pursuant to, and Epic shall have no liability arising out of, this section.

3.	LIMITATION OF LIABILITY

Except as specifically set forth in Sections 1 and 2 above, InterSystems shall have no liability of any kind to the User, whether direct or indirect, for any loss or damage suffered by the User or its employees, agents or representatives, or customers or patients using the facilities or retaining the services of the User, as a result of or arising out of the Sublicensed Software.

The liability of InterSystems for any loss or damage directly or indirectly suffered by User as a result of any defects in the Sublicensed Software or any acts of omission of InterSystems or its officers, employees, agents, or representatives hereunder shall in no event exceed any amount equal to the license fees paid or owed to InterSystems by Epic in respect of the specific Sublicensed Software or services on account of which User has suffered loss or damage. The foregoing shall not apply to claims of property damage or bodily injury or those claims based on the willful misconduct of InterSystems.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN NO EVENT SHALL INTERSYSTEMS BE LIABLE FOR SPECIAL, INCIDENTAL, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT TORT, OR ANY OTHER LEGAL THEORY EVEN IF INTERSYSTEMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUCH DAMAGES SHALL INCLUDE, WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF SAVINGS OR REVENUE, LOSS OF USE OF THE LICENSED SOFTWARE OR ANY ASSOCIATED EQUIPMENT OR SOFTWARE, COST OF CAPITAL, COST OF ANY SUBSTITUTE EQUIPMENT, FACILITIES OR SERVICES, DOWNTIME, THE CLAIMS OF THIRD PARTIES (INCLUDING, WITHOUT LIMITATION, CUSTOMERS OR OTHER PERSONS USING THE FACILITIES OF THE USER), AND PROPERTY DAMAGE.

4.	PROPRIETARY RIGHTS AND CONFIDENTIALITY

a.

The Sublicensed Software and related materials (including, without limitation, the System Documentation) are and shall remain, the sole property of InterSystems or one or more of its affiliates. No right to print or copy, in whole or in part, any such Sublicensed Software, System Documentation or related materials is granted hereunder except as herein expressly provided. The Sublicensed Software is licensed for a specific Platform (a “Platform” is a family of computers that use the same operating system and have a software compatible CPU instruction set and architecture; Platform information is available on the InterSystems’ website). Except in the case of Platform Independent Licenses, a transfer fee is charged by InterSystems if the license is transferred from one Platform to another.

b.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE USER AGREES NOT TO (i) DECOMPILE, DISASSEMBLE OR REVERSE ENGINEER THE LICENSED SOFTWARE OR (ii) USE OR DISCLOSE OR DIVULGE TO OTHERS ANY DATA OR INFORMATION RELATING TO THE LICENSED SOFTWARE AND/OR THE TECHNOLOGY, IDEAS, CONCEPTS, KNOW-HOW AND TECHNIQUES EMBODIED THEREIN.

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c.

The obligations of confidentiality and non-use described in Section 4(b) above shall not be deemed to include disclosure or other use of such data or information to the extent that the User can prove the same is or becomes publicly known within the public domain (other than by acts attributable to the User or any of its officers, agents, shareholders of privately-held companies, employees or representatives). Information shall not be deemed to be in the public domain by reason of the general licensing and other commercial disposition of the Sublicensed Software by InterSystems in the ordinary course of its business. The existence of a copyright notice shall not cause, or be deemed or construed as causing, the Sublicensed Software or System Documentation to be published copyright work or to be in the public domain.

d.	Nothing contained in this Section shall prohibit the User or any of its officers, agents, shareholders, employees or representatives from:

(i)	using his or its general technical skills when not otherwise inconsistent with the terms hereof; or

(ii)

disclosing data or information pursuant to any enforceable administrative or judicial order, provided, however, that the User first notifies InterSystems of the entry or existence of such order and of the User’s intention to comply with its terms. Data or information shall not be deemed to be in the public domain solely by reason of any such order.

e.	The User further agrees:

(i)

except for back-up security purposes, not to copy, reproduce or duplicate, or allow to be copied, reproduced or duplicated, in whole or in part, the Sublicensed Software, System Documentation or any related materials without the prior written consent of InterSystems;

(ii)

not to provide or otherwise make available any Sublicensed Software, System Documentation or related materials in any form to any other person or organization, without the prior written consent of InterSystems; and

(iii)

that it will take appropriate action with its officers, agents, shareholders, employees or representatives, by instruction, agreement or otherwise, to satisfy its obligations under this Agreement with respect to use, copying, modification, and protection and security of the Sublicensed Software, System Documentation and related materials. Without limiting the generality of the foregoing, the User shall in any event devote the same degree of care to protecting the Sublicensed Software and System Documentation as it devotes to the protection of its own confidential and proprietary information.

f.

In the event of any breach or threatened breach of the provisions of this Section, InterSystems shall, in addition to all other rights and remedies available to it at law or in equity, be entitled to a temporary or permanent decree or order restraining and enjoining such breach and the User shall not plead in defense thereto that there would be an adequate remedy at law, it being hereby expressly acknowledged and understood that damages at law will be an inadequate remedy in the event of such a breach or threatened breach.

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g.

If, having complied with the foregoing provisions of this Section, the User has actual notice of any unauthorized possession, use or knowledge of any part of the Sublicensed Software or physical embodiment thereof, or of the System Documentation or any other information made available pursuant to this Agreement by anyone else other than persons authorized by this Agreement to have such possession, use or knowledge, the User agrees to notify InterSystems promptly of the circumstances surrounding such unauthorized possession, use or knowledge.

h.

The User shall not remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Sublicensed Software or any related materials or System Documentation in the User’s possession.

i.

Subject to other restrictions contained herein, User shall have the right to grant access to the Sublicensed Software to its employees. In addition, the Sublicensed Software may also be used, solely to run Epic’s Program Property (and not to develop or run other applications), by other organizations to whom the User provides access to Epic’s Program Property, unless the providing of such access is the primary relationship between the User and other said organizations.

j.

User shall use the Sublicensed Software only to run the Epic Program Property or applications developed by the User to be run in conjunction with the Epic Program Property, but the primary use must be to run the Epic Program Property.

5.	DEFINITIONS

For the purposes of this Addendum only, the following definitions apply to the capitalized terms as follows.

“Applicable Specifications” means, in the case of any Sublicensed Software, the functional, performance and operational characteristics of such Sublicensed Software as set forth in the System Documentation.

”Sublicensed Software” means the computer programs (which, unless otherwise determined by InterSystems in its sole discretion, shall be in Object Code version only) licensed by InterSystems through Epic to You hereunder, which are more fully identified as InterSystems software in Exhibit 1(a) to the Epic Standard License Agreement of which this is a part, together with any enhancements and related items which InterSystems may announce while the Agreement is in effect.

”System Documentation” means the documentation, reference manuals, user guides and other standard visually readable materials relating to the Sublicensed Software furnished by InterSystems to Epic and licensed by Epic to You hereunder.

“User” and “You” mean the licensee in the Epic License and Support Agreement to which this Intersystems Software Addendum is a part.

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SQL ADDENDUM

This is a software license (the “Sublicense and Limited Warranty”) authorized by Knowledge Based Systems, Inc. (“KBS”), a Virginia corporation, with its mailing address at 43053 Midvale Court., Ashburn, VA 20147. The KB_SQL Software (“SOFTWARE”) is sublicensed by Epic to You as the end user; it is not sold. The SOFTWARE is subject to the following license terms and conditions.

1. LICENSE

1.1	Copyright

The SOFTWARE is copyrighted material. Once You have paid the required license fee, You may use the SOFTWARE for as long as You do not violate the copyright and if You follow these simple rules.

1.2	Maximum Number of Users

You may use the SOFTWARE on any computer or computer network for which it is designed so long as no more than the specified number of concurrent user(s) (see comments in Exhibit 1(a) to the main license agreement with Epic) use it at any one time. Your license to use the SOFTWARE allows use of the SOFTWARE both (a) by the specified number of concurrent users in a single production environment, AND, simultaneously, (b) by the specified number of concurrent users in a single shadow environment for real-time or near-real time data access and reporting. Alternatively, you may use the SOFTWARE in two shadow environments for real-time or near-real time data access and reporting, so long as You make no use of the SOFTWARE in any production environment. If Your number of concurrent users in any environment exceeds your licensed level of concurrent users, You must upgrade Your license to an appropriate number of users or pay for additional copies of the SOFTWARE. Additionally, use of the SOFTWARE for real-time or near-real time data access and reporting in more than two environments as described in this paragraph (either production and one shadow or two shadows), requires the purchase of additional copies of the SOFTWARE for each such additional environment.

1.3	Copies

You may make copies of the SOFTWARE for backup purposes and for use in non-production environments in conjunction with Epic Software. All such copies, together with the original, must be kept in Your possession or control.

For purposes of this paragraph:

1.3.1

a shadow environment is for backup purposes if the SOFTWARE gets copied to the environment only due to replication, or if the SOFTWARE is installed on the environment for disaster recovery, as long as (in either case) the SOFTWARE is not used in the shadow environment;

1.3.2	environments such as Test, Release, and Train (whether created as shadows or otherwise), in which no useful, production use of the SOFTWARE occurs, are non-production environments;

1.3.3

a shadow environment in which the SOFTWARE is used for real-time (or near real time) data access and reporting purposes (i.e., one which has the purpose or effect of load-balanced reporting) requires appropriate licensing as provided in paragraph 1.2.

1.4	Modifications

You may not make any changes or modifications to the licensed SOFTWARE, and You may not decompose, disassemble, or otherwise reverse engineer the SOFTWARE. You may not rent or lease it to others.

1.5	Breach of this Agreement

In the event You breach this Sublicense and Limited Warranty, Epic or KBS may, at their sole option in addition to other remedies, terminate Your right to use the SOFTWARE.

1.6 You acknowledge that you do not have the right to resell or sublicense SOFTWARE under any circumstances.

2. USING COMPILED QUERY ROUTINES

2.1	Query Routines

Compiled Query Routines that are generated by the KB_SQL compiler may be used, given away or sold without additional license or fees.

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3. LIMITED WARRANTY

3.1	Distribution Media and Documentation

KBS warrants the physical distribution media (diskettes, tape, etc.) and physical documentation shipped with the SOFTWARE to be free of defects in materials and workmanship for a period of 60 days from the purchase date. If KBS receives notification within the warranty period of defects in materials or workmanship, and such notification is determined to be correct, KBS will replace the defective distribution media or documentation.

3.2	Product Returns

DO NOT RETURN ANY PRODUCT UNTIL YOU HAVE CALLED THE KBS CUSTOMER SERVICE DEPARTMENT AND OBTAINED AUTHORIZATION FOR SUCH RETURN.

3.3	No Other Warranties

KBS SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. UNDER NO CIRCUMSTANCES SHALL EPIC HAVE ANY LIABILITY WHATSOEVER WITH RESPECT TO THE SOFTWARE OR ANY WARRANTY HEREUNDER.

3.4	Breach of this Limited Warranty

THE ENTIRE AND EXCLUSIVE LIABILITY AND REMEDY FOR BREACH OF THIS LIMITED WARRANTY SHALL BE LIMITED TO REPLACEMENT OF DEFECTIVE DISTRIBUTION MEDIA OR DOCUMENTATION AND SHALL NOT INCLUDE OR EXTEND ANY CLAIM FOR OR RIGHT TO RECOVER ANY DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF GOODWILL, PROFIT, USE OF MONEY, DATA OR USE OF THE SOFTWARE, OR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR OTHER SIMILAR DAMAGE CLAIMS, EVEN IF KBS HAS BEEN SPECIFICALLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL KBS’S LIABILITY FOR ANY DAMAGES TO YOU OR ANY OTHER PERSON EVER EXCEED THE LOWER OF SUGGESTED LIST PRICE OR ACTUAL PRICE PAID FOR THE LICENSE TO USE THE SOFTWARE, REGARDLESS OF THE FORM AND LEGAL THEORY OF THE CLAIM INCLUDING BREACH OF EXPRESS OR IMPLIED WARRANTIES, BREACH OF CONTRACT, MISREPRESENTATIONS, NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE ARISING OUT OF THIS SUBLICENSE AND LIMITED WARRANTY.

4. GOVERNING LAW AND GENERAL PROVISIONS

4.1	Commonwealth of Virginia

This Sublicense and Limited Warranty shall be construed, interpreted and governed by the laws of the Commonwealth of Virginia notwithstanding Virginia’s conflict of law doctrine and any action hereunder shall be brought only in Virginia.

4.2	Choice of Forum

The parties agree that all litigation to continue or enforce this Agreement shall be brought in the United States District Court for the Eastern District of Virginia (Alexandria Division). The parties hereby consent to the exclusive jurisdiction of that court, and universally waive objection based on venue or inconvenient forum to litigation in that court.

4.3	Severability, Contribution, and Modification

If any provision is found void, invalid or unenforceable it will not affect the validity of the balance of this Sublicense and Limited Warranty which shall remain valid and enforceable according to its terms. If any remedy hereunder is determined to have failed of its essential purpose, all limitations of liability and exclusion of damages set forth herein shall remain in full force and effect. This Sublicense and Limited Warranty may only be modified in writing signed by You and a specifically authorized representative of KBS.

4.4	Restricted Rights Legend

Use, duplication or disclosure by the U.S. Government of the computer software and documentation in this package shall be subject to the restricted rights under DFARS 52.227-7013 applicable to commercial computer software. All rights not specifically granted in this statement are reserved by KBS.

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BUSINESS OBJECTS ADDENDUM

This is a product license granted by Business Objects Software Limited, an Irish corporation (“Business Objects”). The Business Objects software and documentation (“Software”) is licensed to You, the end user; it is not sold. The product is subject to the following license terms and conditions:

1.	Definitions. For purposes of this Addendum:

“OEM” shall mean Epic Systems Corporation.

“Product” or “Products” shall mean the machine readable object code of the Business Objects Software Limited software sublicensed by OEM to You for use as provided herein, together with the Business Objects’ user documentation for such software and any updates to such software and user documentation.

”Licensee” shall mean You.

2.

License Grant. Subject to Licensee’s compliance with this Addendum, Licensee is granted a non-exclusive and non-transferable license to use the Products for Licensee’s internal business purposes in accordance with the product use rights set forth below.

3.

Restricted License. The licenses granted to Licensee for use of the Products are NOT general purpose licenses for use of the Products throughout Licensee’s enterprise. Instead, the licenses are restricted to use only in conjunction with Licensee’s use of OEM Products (including OEM’s data warehouse), which may include data from other sources besides the OEM Products, including third party data used by the OEM Products and data interfaced into OEM Products from other systems as long as the data is used to support reporting from the OEM Products. However, the Business Objects Products can not be used to report directly against non-OEM Products.

4.	Report Distribution. There are no restrictions limiting Licensee’s ability to automatically and/or regularly deliver, share or distribute reports created using the Products in any file format.

5.

Other Restrictions. Except as expressly permitted by this Addendum, Licensee may not: (i) lease, loan, resell, sublicense, or otherwise distribute a Business Objects Product; (ii) use a Business Objects Product to provide or operate Application Service Provider (ASP), service bureau, marketing, training, outsourcing services, or consulting services, or any other commercial service related to the Business Objects Products; (iii) use a Business Objects Product to develop a Business Objects Product which is competitive with any of the Business Objects Products; (iv) permit third-party access to, or use of, the Business Objects Products, except as expressly permitted herein; (v) distribute or publish keycode(s) to the Business Objects Products; or (vi) use unauthorized keycode(s). Licensee shall notify Business Objects if Licensee becomes aware of any unauthorized third party access to, or use of, a Business Objects Product. Notwithstanding item (ii), Licensee may provide access to and use of the Products to the same extent Licensee may provide access to and use of the OEM Products under Licensee’s license agreement with OEM, including access to and use of the Products by any of your Affiliates provided that your business relationship with such Affiliate does not exist primarily for the purpose of providing such person or entity with access to the Products, and that such access is only a nominal part of the solution or service that Licensee provides to its Affiliates.

6.

Outsourcers. “Outsourcer” means a third party other than OEM engaged by Licensee for data processing, consulting, product customization, or internal information management at a designated Licensee or Outsourcer site. If Licensee contracts with an Outsourcer, Licensee may permit access to, and use of, the Products by the Outsourcer, provided that: (i) the Outsourcer complies with the terms of this Addendum and accesses and uses the Products solely for purposes of rendering services to Licensee; and (ii) the total number of licenses used by Licensee and Outsourcer must not exceed the number of licenses ordered. Licensee shall be responsible for Outsourcer’s compliance with the terms of this Addendum.

7.

Duplication of Product. Licensee may make a reasonable number of archival copies of the Products for inactive backup purposes. All Product copyright, trademark, patent, and related proprietary notices incorporated in or fixed to the Product shall be duplicated by Licensee on all copies or extracts thereof and shall not be altered, removed, or obliterated.

8.

Third Party Beneficiary. Licensee is notified that Business Objects Software Limited (“Business Objects”) is a third party beneficiary to this Addendum to the extent it relates to use of the Products. Such provisions are made expressly for the benefit of Business Objects and are enforceable by both OEM and Business Objects.

9.

Product Ownership and Restrictions. All intellectual property rights and title to the Business Objects Product shall remain with Business Objects and/or its suppliers and no interest or ownership therein is conveyed to Licensee. No right to modify (even for purposes of error correction), adapt, or translate the Business Objects Product or create derivative works therefrom is granted to Licensee, except as necessary to configure the Business Objects Product using the menus, options and tools provided for such purposes and contained in the Business Objects Product. Licensee shall not use the Business Objects Product to develop a Business Objects Product that converts the report file

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(.RPT) format to an alternative report file format used by any general-purpose report writing, data analysis, or report delivery Business Objects Product that is not the property of Business Objects or alter, disassemble, decompile, translate, adapt, or reverse-engineer the report file (.RPT) format. Nothing in this Addendum shall be construed to mean, by inference or otherwise, that Licensee has any right to obtain Business Objects Product source code. Except as required to be permitted by applicable law, reverse compiling (including reverse compiling to ensure interoperability), reverse engineering and other source code derivation of the Business Objects Product is prohibited. If Licensee wishes to exercise any right to reverse engineer to ensure interoperability in accordance with applicable law, YOU shall first provide written notice to Business Objects and permit Business Objects, at its discretion, to make an offer to provide information and assistance reasonably required to ensure Business Objects Product interoperability with other Licensee products for a fee to be mutually agreed upon (if any).

10.

Limited Warranties. Business Objects warrants that, during the ninety (90) days following your receipt of the Business Objects Products (the “Warranty Period”), the Business Objects Products will operate substantially in conformity with the applicable Documentation. Within the Warranty Period, if Licensee detects a defect in a Business Objects Product’s physical media, Licensee may return the defective media to Business Objects and Business Objects will replace it free of charge. Provided that Business Objects is notified in writing of a Business Objects Product’s nonconformance with the warranty set forth in this Section 10 within the applicable Warranty Period, Business Objects shall, at its option: a) repair or replace the defective Business Objects Product, or b) refund the license fees paid for the Business Objects Product in exchange for a return of the defective Business Objects Product. This Section 10 is Licensee’s exclusive remedy for breach of the limited warranties in this Section 10. The above warranties specifically exclude defects resulting from accident, abuse, misapplication or unauthorized repair, modifications, or enhancements. Business Objects does not warrant that use of the Business Objects Products will be uninterrupted or error free. EXCEPT FOR EXPRESS WARRANTIES STATED IN THIS SECTION 10 AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BUSINESS OBJECTS PRODUCTS AND SERVICES ARE PROVIDED “AS IS”, AND BUSINESS OBJECTS AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY (I) OF MERCHANTABILITY, (II) OF FITNESS FOR A PARTICULAR PURPOSE, OR (III) OF NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

11.

Third Party Claims. Business Objects shall: (i) defend, or at its option settle, any claim by a third party against Licensee on the basis of a Business Objects Product’s infringement of any United States or Canada patent, trademark, copyright or trade secret; and (ii) pay any final judgment entered against Licensee on such claim or any settlement entered into by Business Objects on Licensee’s behalf, provided that: Licensee (1) notifies Business Objects promptly of each such claim; (2) gives Business Objects sole control of the defense and/or settlement of the claim; (3) fully cooperates with Business Objects in the defense or settlement of the claim; and (4) takes no action that may prejudice Business Objects’ ability to defend the claim. If all or any part of the Business Objects Product is, or in the opinion of Business Objects is likely to become, the subject of a claim of infringement, Business Objects may at its sole discretion: (w) procure for Licensee the right to use the Business Objects Product or the affected part thereof; (x) replace the Business Objects Product or affected part with other suitable software; (y) modify the Business Objects Product or affected part to make it non-infringing; or (z) if none of the foregoing remedies is commercially feasible as determined by Business Objects in its sole discretion, Business Objects shall refund, upon return of the infringing Business Objects Product, a pro-rated (over a 36 month period on a straight-line basis) portion of the payments paid by LICENSEE to Business Objects for the Business Objects Product or the affected part. Business Objects shall have no indemnity or other obligations to the extent a claim is based on: (a) failure to use an update provided by Business Objects, if infringement could have been avoided by use of the updated version; (b) combination, operation, or use of Business Objects Products with other Business Objects Products not provided by Business Objects, if such infringement would have been avoided in the absence of such combination, operation, or use; (c) Licensee’s use of Business Objects Product in any manner inconsistent with the applicable license terms and conditions; or (d) modification, alteration, or enhancement to the Business Objects Product not performed or expressly authorized by Business Objects. THE FOREGOING PROVISIONS OF THIS SECTION STATES THE ENTIRE LIABILITY AND OBLIGATION OF BUSINESS OBJECTS AND THE EXCLUSIVE REMEDY OF LICENSEE FOR CLAIMS OF INFRINGEMENT OF THIRD PARTY RIGHTS.

12.

LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL BUSINESS OBJECTS OR ITS SUPPLIERS BE LIABLE TO LICENSEE OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOST PROFITS OR REVENUES, LOSS OR INACCURACY OF ANY DATA, OR COST OF SUBSTITUTE GOODS, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING NEGLIGENCE) AND EVEN IF BUSINESS OBJECTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BUSINESS OBJECTS’ AND ITS SUPPLIERS’ AGGREGATE LIABILITY TO LICENSEE FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER SHALL BE LIMITED TO THE CUMULATIVE BUSINESS OBJECTS PRODUCT LICENSE FEES PAID BY LICENSEE TO BUSINESS OBJECTS FOR THE BUSINESS OBJECTS PRODUCT OR THE FEES PAID BY LICENSEE TO BUSINESS OBJECTS FOR THE SERVICE DIRECTLY CAUSING THE DAMAGES. IN NO EVENT SHALL YOU RAISE ANY CLAIM UNDER THIS ADDENDUM MORE THAN TWO YEARS AFTER: (i)THE DISCOVERY OF THE CIRCUMSTANCES GIVING RISE TO SUCH CLAIM; OR (ii) THE EFFECTIVE DATE OF THE TERMINATION OF THIS ADDENDUM.

13.

TERM AND TERMINATION. The Product licenses granted hereunder shall be perpetual; provided however, Business Objects or OEM may immediately terminate this Addendum and any licenses provided hereunder if: (i) Business Objects or OEM notifies Licensee in writing of a breach and such breach is not cured within thirty (30) days; or (ii)

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Licensee makes an assignment for the benefit of creditors or proceedings are commenced by or for Licensee under any bankruptcy, insolvency, or debtor’s relief law. Termination shall not relieve Licensee from its obligation to pay fees that remain unpaid and shall not limit either party from pursuing other available remedies. Upon termination of this Addendum by Business Objects or OEM, neither Business Objects nor OEM shall have any obligation to refund to Licensee any fees paid by Licensee, and Licensee agrees to waive, in perpetuity and unconditionally, any and all claims for refunds. If a Product license is terminated by Business Objects or OEM, Licensee must certify in writing to Business Objects or OEM that Licensee has immediately un-installed and destroyed all copies of the Product within thirty (30) days of such revocation/expiration. Additionally, You may terminate this Addendum at any time by destroying the Products together with all copies in any form. The following Sections survive termination of this Addendum: 10 (last sentence only), 11, 12.

14.

Government Rights. The Products shall be deemed “commercial computer software” and “commercial computer software documentation” pursuant to DFAR Section 227.7202 and FAR Section 12.212 (and any successor sections). The use of the Product including, but not limited to, its reproduction and display, by the United States of America and/or any of its instrumentalities, regardless of form (collectively “Government”), shall be governed by this Agreement. Under no circumstances shall Business Objects be obligated to comply with any Government requirements regarding cost or pricing data or cost accounting requirements. For any Licensee use of the Products that would require compliance by Business Objects with such Government requirements or in any manner affect Business Objects’ rights in the Products, Licensee must notify Business Objects of said Government requirement and obtain a waiver or exemption from such requirements for the benefit of Business Objects before any Government access to the Products.

15.	License Types:

15,1	Definitions. “Deployment” means a single installation of no more than one of the following Product modules: Repository, Security Domain, Central Management Server (“CMS”) or CMS Cluster.

15.2

Named User License (“NUL”). When the Product is licensed on a Named User basis, each individual Named User must be specifically identified as the sole holder of a NUL. The sharing of the NUL by more than one individual is expressly prohibited. In addition, NUL(s) may not be transferred from one individual to another unless the original end user no longer requires, and is no longer permitted, access to the Product. NUL(s) for Business Objects Enterprise, Crystal Enterprise and Add-Ons are assigned to a single Deployment, and may not be shared among different Deployments.

15.3

Concurrent Access License (“CAL”). When the Product is licensed on a Concurrent Access basis, the aggregate number of end users accessing the Product at any one time may not exceed the number of CALs Licensee has obtained. CAL(s) are assigned to a particular Deployment, and may not be shared among different Deployments. When using CALs, Licensee may not utilize a program or system to cache or queue report requests.

15.4

Processor License. When the Product is licensed on a Processor basis the aggregate number of central processing units (“Processors”) running any Product components(s) (except, as to Crystal Enterprise, the Web Connector, SDK, Report Publishing Wizard and report viewers) may not exceed the number of Processors licensed. A multi-core chip Processor with N processor cores shall be counted as N Processors.

15.5	Server License (Data Integration products only). When the Product is licensed on a Server basis, the Product may be loaded onto a single computer with up to four (4) processors.

16.	Product Specific Use Rights:

16.1

Performance Management Application Modules/Solutions and Dashboard Manager. The software components, tools and utilities supplied with an Performance Management Application Module, Performance Management Application Solution or Dashboard Manager may only be used with the product with which they were provided. In addition, the Web Intelligence utilities provided with Dashboard Manager may only be used to view the analytic templates provided with Dashboard Manager.

16.2

BusinessObjects Enterprise and Crystal Enterprise. Licensee may not combine licenses for different editions of BusinessObjects Enterprise or Crystal Enterprise in a single Deployment, (for example, Premium licenses may not be combined with Professional licenses in a single Deployment). Licensee may use BusinessObjects Professional and Crystal Enterprise Professional to publish and distribute only one of Business Objects’ proprietary report format types (Crystal Reports, OLAP Intelligence/Crystal Analysis, Web Intelligence/Desktop Intelligence or BusinessObjects). Web Intelligence and Desktop Intelligence are deemed a single proprietary report format for this purpose. If Licensee wishes to publish and distribute more than one report format type, Licensee must acquire BusinessObjects Enterprise Premium or Crystal Enterprise Premium. Notwithstanding the foregoing, if Licensee migrates from a combined BusinessObjects and WebIntelligence Deployment to BusinessObjects Enterprise Professional, Licensee may use both BusinessObjects and WebIntelligence report types in that Deployment.

16.3

BusinessObjects Enterprise Professional and Crystal Enterprise Professional Options. BusinessObjects Enterprise Professional Options and Crystal Enterprise Professional Options are licensed as add-ons to a Deployment. Options include Crystal Reports Explorer, Auditing, Publishing, Live Office, Integration Kits for third party applications and other products designated as BusinessObjects Enterprise or Crystal Enterprise Options. The number and type of Option licenses must match the number and type of BusinessObjects Enterprise or Crystal Enterprise licenses in the Deployment in which the Options are used.

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16.4

Web Intelligence Interactive Viewing. Keycodes to Web Intelligence Interactive Viewing may unlock all features of the full Web Intelligence product. However, Web Intelligence Interactive Viewing is a limited license and may not be utilized to edit or create documents.

16.5

BusinessObjects Rapid Marts. When licensing BusinessObjects Rapid Marts, a license for BusinessObjects Data Integrator must also be obtained. If BusinessObjects Rapid Marts Product are licensed with the BusinessObjects Data Integrator, an individual BusinessObjects Rapid Marts license must be obtained for each BusinessObjects Data Integrator license. Copying one BusinessObjects Rapid Marts license and then deploying it to other instances is prohibited. In addition to the foregoing, Licensee must license certain applicable application interfaces.

16.6

BusinessObjects Data Integrator. If Licensee desires to deploy a Server license to access enterprise data sources such as packaged applications, mainframes, or technology infrastructure products (“Enterprise Data Sources”), Licensee must obtain individual BusinessObjects Data Integrator Interface licenses.

16.6

BusinessObjects Data Integrator Interfaces. When licensing the BusinessObjects Data Integrator Interfaces, licenses for BusinessObjects Data Integrator must also be obtained. An individual interface license must be acquired for each BusinessObjects Data Integrator license. If multiple instances of an Application, Technology, or Mainframe type are accessed by the BusinessObjects Data Integrator Interface, then one interface license must be acquired for each instance. If multiple instances of a Database type are accessed by the BusinessObjects Data Integrator Interface, then only one interface license must be acquired for that Database type. Unlike other Interfaces, Database interfaces are charged per database type and not per instance.

16.7

BusinessObjects Knowledge Accelerator. BusinessObjects Knowledge Accelerator may be used to meet Licensee’s employee training needs for the number of employees identified to Business Objects (“Employees”) and may not be used by or on behalf of any third party. Licensee shall purchase additional licenses equal to the number of additional or new Employees to be trained. Any customization tools included with the BusinessObjects Knowledge Accelerator Product (RWD Info Pak Simulator, Publisher, Web Architect and/or Global KnowledgeTM OnDemand-for-Business Objects Software) shall be used only for modifying or customizing the content developed by BusinessObjects Knowledge Accelerator Product, and only by the number of instructional designers and administrators specified in the sales order. Licensee shall not modify, reverse engineer, or distribute for commercial or non-commercial use such tools, or use such tools to develop other content, including content related to other Business Objects products. . Notwithstanding any other provision of this Agreement, NULs of Knowledge Accelerator may not be transferred to other individuals, even if the original user is no longer permitted access to Knowledge Accelerator.

16.8

BusinessObjects Publisher. BusinessObjects Publisher may be licensed on a: 1) Processor basis, or 2) Named User basis, where each recipient of a report generated by BusinessObjects Publisher must have a Named User license.

16.9	Crystal Reports Professional and Developer.

16.9.1

Designer Tools. The Crystal Reports report design application and utilities installed by the Crystal Reports setup program (“Designer Tools”) are licensed on a Named User basis. Each copy of Crystal Reports Professional, Crystal Reports Developer and Crystal Reports Server includes one Named User license of the Designer Tools.

16.9.2	Crystal Reports Developer Runtime Product (Applicable to Crystal Reports Developer Only).

16.9.2.1	Definitions Applicable to Crystal Reports Developer.

“Client Application” means an application developed by Licensee that a) utilizes the Runtime Product, b) is installed fully on an end user’s machine, with all report processing local to that machine, and c) adds significant and primary functionality to the Runtime Product.

“Internal Installation” or “Internally Install” means installing into production Client Applications and/or Server Applications on one or more computers within Licensee’s company or organization only in connection with Licensee’s internal business purposes.

“Distribution” or “Distribute” means selling, leasing, licensing or redistributing Client Applications and/or Server Applications to third party end users external to Licensee’s company or organization.

“Runtime Product” means the version specific files and application program interfaces (APIs) specified in the RUNTIME.TXT file provided with the Product.

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“Server Application” means an application developed by Licensee that a) utilizes the Runtime Product, b) allows more than one user to access the Runtime Product either directly or indirectly through any middle tier application(s), and c) adds significant and primary functionality to the Runtime Product. A Client Application installed in a Windows terminal server environment (e.g. Citrix or Microsoft Remote Desktop Platform) is a Server Application.

16.9.2.2

Use of the Runtime Product. Licensee may install and use a single copy of the Runtime Product to develop Client Applications and Server Applications. The Distribution and Internal Installation terms and conditions differ based on the type of applications Licensee develops, as described in the following sections.

16.9.2.3

Internal Installation of Client Applications and Server Applications. Business Objects grants Licensee a personal, nonexclusive, limited license to Internally Install the Runtime Product with Client Applications and Server Applications.

16.9.2.4

Distribution of Client Applications. Business Objects grants Licensee a personal, nonexclusive, limited license to Distribute Client Applications to end users, if Licensee complies with all of the terms herein, including without limitation section 16.9.2.6. If Licensee Distributes Client Applications utilizing the Report Creation API (“RCAPI”), Licensee must also acquire a licensed copy of Crystal Reports Developer for each third party to whom the Client Application is distributed.

16.9.2.5

Distribution of Server Applications. Business Objects grants Licensee a personal, nonexclusive limited license to Distribute Server Applications to third parties provided that a) Licensee has acquired a licensed copy of Crystal Reports Develop for each third party to whom Licensee distributes a Server Application, and b) Licensee complies with all of the terms of such license and this license agreement, including without limitation section 16.9.2.6.

16.9.2.6

Runtime Product Distribution Requirements. If Licensee Distributes the Runtime Product to third parties pursuant to sections 16.9.2.4 or 16.9.2.5, Licensee shall comply with the following requirements:

(a) Licensee Distributes copies of the Runtime Product solely as a part of an application that adds specific and primary functionality to the Runtime Product;

(b) Licensee remains solely responsible for support, service, upgrades, and technical or other assistance, required or requested by anyone receiving such Runtime Product copies or sample applications;

(c) Licensee does not use the name, logo, or trademark of Business Objects, or the Product, without prior written permission from Business Objects;

(d) Licensee will defend, indemnify and hold Business Objects harmless against any claims or liabilities arising out of the use, reproduction or distribution of Runtime Product or the associated application;

(e) Licensee shall not distribute the Runtime Product with any general-purpose report writing, data analysis or report delivery product or any other product that performs the same or similar functions as Business Objects product offerings; and

(f) Licensee shall secure the end user’s (“End User”) consent to terms substantially similar to the following:

End User agrees not to modify, disassemble, decompile, translate, adapt or reverse-engineer the Runtime Product or the report file (.RPT) format;

End User agrees not to distribute the Runtime Product to any third party;

End User agrees not to use the Runtime Product to create for distribution a product that is generally competitive with Business Objects product offerings;

End User agrees not to use the Runtime Product to create for distribution a product that converts the report file (.RPT) format to an alternative report file format used by any general-purpose report writing, data analysis or report delivery product that is not the property of Business Objects;

End User agrees not to use the Product on a rental or timesharing basis or to operate a service bureau facility for the benefit of third-parties;

BUSINESS OBJECTS AND ITS SUPPLIERS DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. BUSINESS OBJECTS AND ITS SUPPLIERS SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, COVER OR OTHER DAMAGES ARISING UNDER THIS AGREEMENT OR IN CONNECTION WITH THE SOFTWARE.

16.10

Crystal Reports Server. Crystal Reports Server may be offered on a Named User or CAL basis., Regardless of the license type, for each Deployment Crystal Reports Server may be installed and used only on a single server that has no more than four Processors, If licensed on a CAL basis, no more than 20 CALs may be used in each Deployment. Furthermore, there may be no more than one instance of each Enterprise Server in a deployment. An Enterprise Server includes the Central Management Server (CMS), Crystal

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Reports Page Server, Crystal Reports Cache Server, Crystal Reports Job Server, Input File Repository, Output File Repository, Destination Job Server, Program Job Server, Event Server, List of Values Job Server, Report Application Server and any other server designated as an Enterprise Server in the Documentation. You may not create or modify universes using the universe designer components, if any, included with Crystal Reports Server. If bundled with Crystal Reports Professional or Developer, Crystal Reports Server is licensed on a Promotional License basis.

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CPT ADDENDUM

1.

This sublicense grants You the limited right, subject to the terms of this Addendum, to use content from the American Medical Association’s (“AMA”) ASCII or EBCDIC data file of Physicians Current Procedural Terminology published by the AMA in the English language as used in the United States, a coding work of nomenclature and codes for reporting of healthcare services (“CPT Codes”) solely with the Epic Program Property that You have licensed from Epic as set forth in Exhibit 1(a) to Epic’s Standard License and Support Agreement with You (the “Agreement”).

2.

Your use of the CPT Codes under this sublicense is for non-production (e.g. training and testing) uses of the Program Property only. You agree that you will obtain a license directly from the AMA to use the CPT Codes with the Program Property for production purposes.

3.

Your use of the CPT Codes under this sublicense is also limited to the number of users specified in the Epic standard license agreement (see comments section in Exhibit 1(a) for the licensed user level). If You wish to allow additional users to use the CPT Codes (beyond those specified in Exhibit 1(a) for non-production purposes), You may obtain a license for such additional users from Epic or the AMA.

4.

You acknowledge and understand that Epic’s right to obtain updated versions of the CPT Codes for non-production purposes is dependent upon Epic’s continued contractual relationship with the AMA and that the price for such updated versions is subject to change. You further acknowledge and understand that You must obtain all updated versions of the CPT Codes for production uses with the Program Property directly from the AMA.

5.	This sublicense is nontransferable, nonexclusive, and for the sole purpose of internal use of You in the English language within the United States and its territories.

6.

You may not publish, distribute via the Internet or other public computer based information system, create derivative works (including translations), transfer, sell, lease, license, or otherwise make available to any unauthorized party the CPT Codes, or a copy or portion of the Editorial Content.

7.

You may only make copies of the Program Property containing Epic-provided CPT Codes for back up or archival purposes. The CPT Codes are copyrighted by the AMA. CPT is a registered trademark of the AMA. All notices of the AMA’s proprietary rights, including its trademark and copyright notices, must appear on all permitted copies.

8.	You agree to ensure that anyone who has authorized access to the Program Property containing the CPT Codes complies with the terms of this Addendum.

9.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE CPT CODES AS CONTAINED IN THE PROGRAM PROPERTY ARE PROVIDED BY THE AMA AND EPIC “AS IS” WITHOUT ANY WARRANTY WHATSOEVER. ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE DISCLAIMED BY THE AMA AND EPIC, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, ACCURACY, NONINFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR THE CPT CODES OR AGAINST INFRINGEMENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTIES REGARDING THE CPT CODES. THE CPT CODES ARE PROVIDED WITHOUT ANY LIABILITY TO THE AMA OR EPIC. THE AMA AND EPIC SHALL NOT BE LIABLE, WITHOUT LIMITATION, FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES OR LOST PROFITS. THE AMA’S SOLE RESPONSIBILITY CONCERNING THE CPT CODES IS TO MAKE AVAILABLE TO EPIC RPLACEMENT COPIES OF THE CPT CODES IF THE CPT CODES ARE NOT INTACT. EPIC AND THE AMA DISCLAIM ANY LIABILITY FOR ANY CONSEQUENCE DUE TO USE, MISUSE, OR INTERPRETATION OF INFORMATION CONTAINED OR NOT CONTAINED IN THE CPT CODES. THIS PROVISION SHALL SURVIVE TERMINATION OF THE AGREEMENT AND THIS CPT ADDENDUM.

10.

This sublicense will terminate if you are in default of Your obligations under this Addendum, and may be terminated upon written notice to You by Epic if You are in default of Your obligations under the Agreement.

11.

The provisions of this sublicense shall be considered as severable, so that in the event a provision is determined to violate any law or is unenforceable the remainder of the provisions will remain in full force and effect.

12.

U.S. Government Rights. This product includes CPT which is commercial technical data and/or computer data bases and/or commercial computer software and/or commercial computer software documentation, as applicable, which was developed exclusively at private expense by the American Medical Association, 515 North Lake St., Chicago, IL 60654. U.S. Government rights to use, modify, reproduce, release, perform, display, or disclose these technical data and/or computer data bases and/or computer software and/or computer software documentation are subject to the limited rights restrictions of DFARS 252.227-7015(b)(2) (November 1995) and/or subject to the restrictions of DFARS 227.7202-1(a) (June 1995) and DFARS 227.7202-3(a) (June 1995), as applicable, for U.S. Department of Defense procurements and the limited rights restrictions of FAR 52.227-14 (December 2007) and/or subject to the restricted rights provisions of FAR 52.227-14 (December 2007) and FAR 52.227-19 (December 2007), as applicable, and any applicable agency FAR Supplements, for non-Department of Defense Federal Procurements.

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If Your use of Epic Program Property includes the ability to access such Program Property containing the CPT Codes via the Internet, then the following shall also apply:

13.

You agree to use user registration technology, that is, application-level security as well as through the single-user password response security software for such Internet use of the Program Property containing the CPT Codes.

14.	You will maintain appropriate procedures and technology to track the number of users and maintain server logs for audit purposes for three years following the year to which they pertain.

15.	You agree to use firewall technology, such that the Program Property is behind a firewall that filters access and prevents unauthorized retrieval of Program Property containing the CPT Codes.

16.	You agree to limit access to users of the CPT Codes to users in the United States.

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DR. SCHMITT PEDIATRIC CONTENT ADDENDUM

The Pediatric Content (hereafter defined) provided and sublicensed to AHS Management Company, Inc. (“You”) by Epic Systems Corporation (“Epic”) is owned by Barton D. Schmitt, M.D. (“Dr. Schmitt”). Before using the Pediatric Content, You should carefully read the following terms and conditions, which apply to the sublicense of the Pediatric Content from Epic to You, as authorized by Dr. Schmitt. Your use of the Pediatric Content indicates Your acceptance of these terms and conditions.

1.	DEFINITIONS

Any capitalized terms used herein that are not defined in this Dr. Schmitt Pediatric Content Addendum (“Addendum”) but are defined in the License and Support Agreement between You and Epic (“Agreement”) shall have the meaning given to such terms in the Agreement.

(A)	“Documentation” shall mean instructions, manuals or other materials relating to the Pediatric Content that Dr. Schmitt makes available to his customers and/or licensees.

(B)

“Pediatric Content” shall mean Dr. Schmitt’s electronic data files of pediatric content (including without limitation all data contained therein) that are further described in the attached Exhibit A to this Addendum.

(C)

“Update” means a new release or version of the Pediatric Content that contains any new or updated data, including without limitation corrections, expansions and enhancements to the Pediatric Content made by Dr. Schmitt. Updates will include the new release or version of the Pediatric Content and its associated Documentation.

2.	GRANT OF ACCESS RIGHTS, COPYRIGHT AND RESTRICTIONS

(A)	TEMPORARY TRIAL ACCESS

You are hereby granted a temporary, nonexclusive, non-transferable and limited trial license (“Trial License”) to access and use the Pediatric Content only in connection with the Epic Program Property and to access and use the Documentation in connection with the Pediatric Content. The Trial License is granted for the sole purpose of permitting You to evaluate the Pediatric Content to determine whether You wish to subscribe for the Pediatric Content under a Subscription (hereafter defined). This Addendum and all applicable terms of the Agreement will apply to the Trial License granted under this Section 2(A) except payment, term and maintenance terms. You will not be obligated to pay any license, subscription or other fees to Epic unless or until the Trial License is converted to a Subscription under this Section 2(A).

The term of the Trial License begins upon delivery of the Pediatric Content to You and terminates on the later of (i) the date that You first begin live, production use of the Epic software that uses the Pediatric Content to process actual patient data or (ii) three (3) months after Epic has delivered the Pediatric Content to You (the “Trial License Period”) (the later to occur of the dates indicated in (i) or (ii) is referred to as the “Conversion Date”). The Trial License will also terminate automatically prior to the Conversion Date upon any non-compliance by You with any term or condition governing the Trial License or upon Your written notification to Epic that You do not wish to convert Your Trial License to a Subscription.

You must notify Epic in writing prior to the end of the Trial License Period if You do not wish to convert Your Trial License to a Subscription. In such event, You agree to either immediately return all copies of the Pediatric Content to Epic or immediately delete all copies of the Pediatric Content then in Your possession and warrant to Epic that You have done so. If You do not provide Epic before expiration of the Trial License with both (1) notice of termination of the Trial License and (2) either return of the Pediatric Content or Your warrant that You have deleted the Pediatric Content, then Your Trial License will automatically convert to a Subscription governed by the same terms and conditions as if You had elected to convert the Trial License, including but not limited to the payment of all fees due hereunder.

(B)	GENERAL SUBSCRIPTION TERMS

Upon conversion of the Trial License to a Subscription on the Conversion Date, You will be granted a non-exclusive, non-transferable subscription (“Subscription”) to access and use the Pediatric Content only in connection with the Epic Program Property, and to access and use the Documentation only in connection with the Pediatric Content, all subject to the terms and restrictions provided in this Addendum (other than terms in Section 2(A) solely applicable to the Trial License) and all applicable terms of the Agreement.

You may provide access to and the right to use the Pediatric Content and the Documentation to any person or entity who is permitted to have access to and the right to use the Epic Program Property under the Agreement and subject to the same limitations.

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The initial annual subscription fees for the Subscription shall be due and payable on the Conversion Date, and subsequent annual subscription fee payments shall be due thirty (30) days prior to each anniversary of the Conversion Date. Epic may adjust the annual subscription fees from time to time.

(C)	OBLIGATIONS UPON TERMINATION

If for any reason the Agreement or the Subscription is terminated (or the Trial License is terminated other than by conversion to a Subscription), You shall immediately delete all copies of the Pediatric Content then in Your possession and warrant to Epic that You have done so. The terms of Section 3 and Sections 5 through 9 of this Addendum shall survive termination of the Agreement, the Trial License or the Subscription.

3.	OWNERSHIP AND PROPRIETARY RIGHTS

Dr. Schmitt retains ownership of all rights in the Pediatric Content and of all proprietary technology embodied therein. The Pediatric Content shall at all times remain the property of Dr. Schmitt, and You shall have no right, title or interest therein, except as expressly provided by this Addendum.

You may modify the Pediatric Content (including modifications to format and storage media) in order to more efficiently use the Pediatric Content. In the event of modification: (i) You shall assume full responsibility for any such new or modified content; (ii) You will maintain all copyright notices for the Pediatric Content as required below in Section 3; and (iii) Dr. Schmitt shall retain ownership of all copyrights and other intellectual property in the Pediatric Content.

You understand and acknowledge that Dr. Schmitt’s rights of literary property and copyright in the Pediatric Content are reserved and retained by Dr. Schmitt at all times. You agree not to remove or destroy any copyright notices, confidentiality legends or proprietary markings placed upon or contained within the Pediatric Content. You may apply private labels to the names of the data sets that comprise the Pediatric Content, but in each case You shall provide prominent credit to Dr. Schmitt as the author of the Pediatric Content in all written materials used to market or advertise any materials, goods, services, operations (including web pages or sites on the World Wide Web) or other items that contain all or a portion of the Pediatric Content. You may also refer to the Pediatric Content by the descriptive names set forth in Exhibit A.

4.	MAINTENANCE

The maintenance program for the Pediatric Content is included with Your annual subscription fee and begins on the Conversion Date. Maintenance includes telephone consultation and assistance regarding the Pediatric Content during Epic’s regular business hours and any Updates for the Pediatric Content subscribed for by You that are received by Epic for distribution to sublicensees of the Pediatric Content. You agree to submit all questions, requests for assistance and feedback regarding the Pediatric Content to Epic, and not directly to Dr. Schmitt or his agents. Epic will discuss Your questions, requests and feedback with Dr. Schmitt and provide such support to You as is appropriate and in accordance with Epic’s agreement with Dr. Schmitt, and may forward Your questions or refer You to Dr. Schmitt or his agents.

5.	USE OF THE PEDIATRIC CONTENT

You represent and warrant that no portion of the Pediatric Content will be used in any way by You or any of Your employees or agents unless that portion has been reviewed, amended as necessary and approved by a medical director or medical advisory panel who or which You have designated as responsible for overseeing its use. You further represent and warrant that You will not use the Pediatric Content in the State of Colorado. It is Your responsibility to keep the Pediatric Content up to date. Use of the Pediatric Content requires the intellect and judgment of the user. With the exception of the Parent Care/Parent Triage Guidelines and Parent Advice Topics, which might be included in the Pediatric Content (see Exhibit A to this Addendum to determine if these content sets are included in the Pediatric Content subscribed for by You), the Pediatric Content is most suitable for use by physicians and nurse practitioners. Nurses and physician assistants should receive training before using the Pediatric Content, and non-licensed and non-health professionals (for example, secretaries) should not use the Pediatric Content.

6.	DISCLAIMERS

THE PEDIATRIC CONTENT IS BEING PROVIDED AND IN EACH CASE SHALL BE PROVIDED TO YOU STRICTLY “AS IS” WITHOUT WARRANTY OF ANY KIND. UNDER NO CIRCUMSTANCES SHALL EPIC OR DR. SCHMITT BE RESPONSIBLE FOR THE ACCURACY, SAFETY, EFFICACY OR COMPLETENESS OF THE PEDIATRIC CONTENT. NEITHER EPIC NOR DR. SCHMITT MAKES ANY REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) PURSUANT TO THIS ADDENDUM AND EPIC AND DR. SCHMITT EACH DISCLAIM ANY WARRANTIES WITH RESPECT TO THE PEDIATRIC CONTENT,

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INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF TITLE, ACCURACY, NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR THE PEDIATRIC CONTENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY NOT IN THIS AGREEMENT. EPIC AND DR. SCHMITT EACH DISCLAIM ANY RESPONSIBILITY FOR ANY HARMFUL CONSEQUENCE, LOSS, INJURY OR DAMAGE ASSOCIATED WITH THE USE AND APPLICATION OF INFORMATION OR ADVICE CONTAINED IN THE PEDIATRIC CONTENT.

7.	LIMITATION OF LIABILITY

IN NO EVENT SHALL DR. SCHMITT OR ANY OF HIS SUPPLIERS OR AGENTS BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, OR LOSS OF BUSINESS INFORMATION) ARISING OUT OF THE USE OR INABILITY TO USE THE PEDIATRIC CONTENT, EVEN IF DR. SCHMITT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

EPIC SHALL HAVE NO LIABILITY WHATSOEVER ARISING OUT OF THE PEDIATRIC CONTENT OR USE OF THE PEDIATRIC CONTENT, AND YOU HEREBY AGREE TO WAIVE ANY AND ALL CLAIMS THAT YOU MAY HAVE AGAINST EPIC ASSOCIATED WITH THE PEDIATRIC CONTENT OR USE OF THE PEDIATRIC CONTENT, EVEN IF EPIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DAMAGES.

8.	THIRD PARTY BENEFICIARY

Dr. Schmitt is an intended third-party beneficiary to this Addendum. Provisions of this Addendum are made expressly for the benefit of Dr. Schmitt and are enforceable by both Epic and Dr. Schmitt. Any unauthorized transfer or disclosure of the Pediatric Content not otherwise permitted under this Addendum may cause great harm to Dr. Schmitt, and You agree that in such event Dr. Schmitt or Epic shall have a right to injunctive relief from a court of competent jurisdiction.

9.	MISCELLANEOUS

This Addendum shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to its conflict of laws principles, and any action (whether by alternative dispute resolution or in court) arising under this Addendum shall be brought exclusively in Wisconsin. You and Epic consent to the personal jurisdiction of the state and federal courts located in Wisconsin.

The provisions of this Addendum shall be considered as severable, so that the invalidity or unenforceability of any provisions will not affect the validity or enforceability of the remaining provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Addendum to either party.

The terms and conditions in the Agreement and this Addendum state the entire agreement with You relating to the Pediatric Content, and supersede any prior agreement, whether written or oral, relating to the subject matter hereof.

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EXHIBIT A

Product 1: Pediatric Telephone Triage Algorithms – After Hours Version

1.	Description. Professional version written for use in call centers by nurses to manage After Hours telephone triage calls for providers or payors.

2.	Associated Deliverables: then-available topics (currently 316 topics)

•	Professional version written for physicians and nurses

•	Dispositions, questions and care advice can be customized

3.	Licensor services shall include:

•	Providing current and complete version of clinical content in a Microsoft Access database

•	Providing updates on existing topics and several new topics on a yearly basis

•	Providing urgent updates on a timely basis

•	Remaining available to the medical director and/or nursing director or other designated person of Epic for any questions about the medical content of the protocols.

4

Product 2: Pediatric Telephone Triage Protocols – Office Hours Version

1.	Description. Designed for use in call centers, physician practices, or clinics during daytime (office) hours.

2.	Associated Deliverables: then-available topics (currently 225 topics)

•	Currently available in physician offices in book format (Publisher: American Academy of Pediatrics).

3.	Licensor services shall include:

•	Providing current and complete version of clinical content in Microsoft Access database

•	Providing updates on existing topics on a yearly basis

•	Providing urgent updates on a timely basis

•	Remaining available to the medical director and/or nursing director or other designed person of Epic for any questions about the medical content of the protocols.

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DR. THOMPSON ADULT MEDICAL CONTENT ADDENDUM

The Adult Medical Content (hereafter defined) provided and sublicensed to AHS Management Company, Inc. (“You”) by Epic Systems Corporation (“Epic”) is owned by David A. Thompson, M.D. (“Dr. Thompson”). Before using the Adult Medical Content, You should carefully read the following terms and conditions, which apply to the sublicense of the Adult Medical Content from Epic to You, as authorized by Dr. Thompson. Your use of the Adult Medical Content indicates Your acceptance of these terms and conditions.

1.	DEFINITIONS

Any capitalized terms used herein that are not defined in this Dr. Thompson Adult Medical Content Addendum (“Addendum”) but are defined in the License and Support Agreement between You and Epic (“Agreement”) shall have the meaning given to such terms in the Agreement.

(A)	“Documentation” shall mean instructions, manuals or other materials relating to the Adult Medical Content that Dr. Thompson makes available to his customers and/or licensees.

(B)

“Adult Medical Content” shall mean Dr. Thompson’s electronic data files of adult medical content (including without limitation all data contained therein) that are further described in the attached Exhibit A to this Addendum.

(C)

“Update” means a new release or version of the Adult Medical Content that contains any new or updated data, including without limitation corrections, expansions and enhancements to the Adult Medical Content made by Dr. Thompson. Updates will include the new release or version of the Adult Medical Content and its associated Documentation.

2.	GRANT OF ACCESS RIGHTS, COPYRIGHT AND RESTRICTIONS

(A)	TEMPORARY TRIAL ACCESS

You are hereby granted a temporary, nonexclusive, non-transferable and limited trial license (“Trial License”) to access and use the Adult Medical Content only in connection with the Epic Program Property and to access and use the Documentation in connection with the Adult Medical Content. The Trial License is granted for the sole purpose of permitting You to evaluate the Adult Medical Content to determine whether You wish to subscribe for the Adult Medical Content under a Subscription (hereafter defined). This Addendum and all applicable terms of the Agreement will apply to the Trial License granted under this Section 2(A) except payment, term and maintenance terms. You will not be obligated to pay any license, subscription or other fees to Epic unless or until the Trial License is converted to a Subscription under this Section 2(A).

The term of the Trial License begins upon delivery of the Adult Medical Content to You and terminates on the later of (i) the date that You first begin live, production use of the Epic software that uses the Adult Medical Content to process actual patient data or (ii) three (3) months after Epic has delivered the Adult Medical Content to You (the “Trial License Period”) (the later to occur of the dates indicated in (i) and (ii) is referred to as the “Conversion Date”). The Trial License will also terminate automatically prior to the Conversion Date upon any non-compliance by You with any term or condition governing the Trial License or upon Your written notification to Epic that You do not wish to convert Your Trial License to a Subscription.

You must notify Epic in writing prior to the end of the Trial License Period if You do not wish to convert Your Trial License to a Subscription. In such event, You agree to either immediately return all copies of the Adult Medical Content to Epic or immediately delete all copies of the Adult Medical Content then in Your possession and warrant to Epic that You have done so. If You do not provide Epic before expiration of the Trial License with both (1) notice of termination of the Trial License and (2) either return of the Adult Medical Content or Your warrant that You have deleted the Adult Medical Content, then Your Trial License will automatically convert to a Subscription governed by the same terms and conditions as if You had elected to convert the Trial License, including but not limited to the payment of all fees due hereunder.

(B)	GENERAL SUBSCRIPTION TERMS

Upon conversion of the Trial License to a Subscription on the Conversion Date, You will be granted a non-exclusive, non-transferable subscription (“Subscription”) to access and use the Adult Medical Content only in connection with the Epic Program Property, and to access and use the Documentation only in connection with the Adult Medical Content, all subject to the terms and restrictions provided in this Addendum (other than terms in Section 2(A) solely applicable to the Trial License) and all applicable terms of the Agreement. You may provide access to and the right to use the Adult Medical Content and the Documentation to any person or entity who is permitted to have access to and the right to use the Epic Program Property under the Agreement and subject to the same limitations.

1

The initial annual subscription fees for the Subscription shall be due and payable on the Conversion Date, and subsequent annual subscription fee payments shall be due thirty (30) days prior to each anniversary of the Conversion Date. Epic may adjust the annual subscription fees from time to time.

(c)	OBLIGATIONS UPON TERMINATION

If for any reason the Agreement or the Subscription is terminated (or the Trial License is terminated other than by conversion to a Subscription), You shall immediately delete all copies of the Adult Medical Content then in Your possession and warrant to Epic that You have done so. The terms of Section 3 and Sections 5 through 9 of this Addendum shall survive termination of the Agreement, the Trial License or the Subscription.

3.	OWNERSHIP AND PROPRIETARY RIGHTS

Dr. Thompson retains ownership of all rights in the Adult Medical Content and of all proprietary technology embodied therein. The Adult Medical Content shall at all times remain the property of Dr. Thompson, and You shall have no right, title or interest therein, except as expressly provided by this Addendum.

You may modify the Adult Medical Content (including modifications to format and storage media) in order to more efficiently use the Adult Medical Content. In the event of modification: (i) You shall assume full responsibility for any such new or modified content; (ii) You will maintain all copyright notices for the Adult Medical Content as required below in Section 3; and (iii) Dr. Thompson shall retain ownership of all copyrights and other intellectual property in the Adult Medical Content.

You understand and acknowledge that Dr. Thompson’s rights of literary property and copyright in the Adult Medical Content are reserved and retained by Dr. Thompson at all times. You agree not to remove or destroy any copyright notices, confidentiality legends or proprietary markings placed upon or contained within the Adult Medical Content. You may apply private labels to the names of the data sets that comprise the Adult Medical Content, but in each case You shall provide prominent credit to Dr. Thompson as the author of the Adult Medical Content in all written materials used to market or advertise any materials, goods, services, operations (including web pages or sites on the World Wide Web) or other items that contain all or a portion of the Adult Medical Content. You may also refer to the Adult Medical Content by the descriptive names set forth in Exhibit A.

4.	MAINTENANCE

The maintenance program for the Adult Medical Content is included with Your annual subscription fee and begins on the Conversion Date. Maintenance includes telephone consultation and assistance regarding the Adult Medical Content during Epic’s regular business hours and any Updates for the Adult Medical Content subscribed for by You that are received by Epic for distribution to sublicensees of the Adult Medical Content. You agree to submit all questions, requests for assistance and feedback regarding the Adult Medical Content to Epic, and not directly to Dr. Thompson or his agents. Epic will discuss Your questions, requests and feedback with Dr. Thompson and provide such support to You as is appropriate and in accordance with Epic’s agreement with Dr. Thompson, and may forward Your questions or refer You to Dr. Thompson or his agents.

5.	USE OF THE ADULT MEDICAL CONTENT

You represent and warrant that no portion of the Adult Medical Content will be used in any way by You or any of Your employees or agents unless that portion has been reviewed, amended as necessary and approved by a medical director or medical advisory panel who or which You have designated as responsible for overseeing its use. It is Your responsibility to keep the Adult Medical Content up to date. Use of the Adult Medical Content requires the intellect and judgment of the user. The Adult Medical Content is most suitable for use by physicians and nurse practitioners. Nurses and physician assistants should receive training before using the Adult Medical Content, and non-licensed and non-health professionals (for example, secretaries) should not use the Adult Medical Content.

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6.	DISCLAIMERS

THE ADULT MEDICAL CONTENT IS BEING PROVIDED AND IN EACH CASE SHALL BE PROVIDED TO YOU STRICTLY “AS IS” WITHOUT WARRANTY OF ANY KIND. UNDER NO CIRCUMSTANCES SHALL EPIC OR DR. THOMPSON BE RESPONSIBLE FOR THE ACCURACY, SAFETY, EFFICACY OR COMPLETENESS OF THE ADULT MEDICAL CONTENT. NEITHER EPIC NOR DR. THOMPSON MAKES ANY REPRESENTATIONS OR WARRANTIES (EXPRESS OR IMPLIED) PURSUANT TO THIS ADDENDUM AND EPIC AND DR. THOMPSON EACH DISCLAIM ANY WARRANTIES WITH RESPECT TO THE ADULT MEDICAL CONTENT, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF TITLE, ACCURACY, NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROEPRTY OR THE ADULT MEDICAL CONTENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY NOT IN THIS AGREEMENT. EPIC AND DR. THOMPSON EACH DISCLAIM ANY RESPONSIBILITY FOR ANY HARMFUL CONSEQUENCE, LOSS, INJURY OR DAMAGE ASSOCIATED WITH THE USE AND APPLICATION OF INFORMATION OR ADVICE CONTAINED IN THE ADULT MEDICAL CONTENT.

7.	LIMITATION OF LIABILITY

IN NO EVENT SHALL DR. THOMPSON OR ANY OF HIS SUPPLIERS OR AGENTS BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, OR LOSS OF BUSINESS INFORMATION) ARISING OUT OF THE USE OR INABILITY TO USE THE ADULT MEDICAL CONTENT, EVEN IF DR. THOMPSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

EPIC SHALL HAVE NO LIABILITY WHATSOEVER ARISING OUT OF THE ADULT MEDICAL CONTENT OR USE OF THE ADULT MEDICAL CONTENT, AND YOU HEREBY AGREE TO WAIVE ANY AND ALL CLAIMS THAT YOU MAY HAVE AGAINST EPIC ASSOCIATED WITH THE ADULT MEDICAL CONTENT OR USE OF THE ADULT MEDICAL CONTENT, EVEN IF EPIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DAMAGES.

8.	THIRD PARTY BENEFICIARY

Dr. Thompson is an intended third-party beneficiary to this Addendum. Provisions of this Addendum are made expressly for the benefit of Dr. Thompson and are enforceable by both Epic and Dr. Thompson. Any unauthorized transfer or disclosure of the Adult Medical Content not otherwise permitted under this Addendum may cause great harm to Dr. Thompson, and You agree that in such event Dr. Thompson or Epic shall have a right to injunctive relief from a court of competent jurisdiction.

9.	MISCELLANEOUS

This Addendum shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to its conflict of laws principles, and any action (whether by alternative dispute resolution or in court) arising under this Addendum shall be brought exclusively in Wisconsin. You and Epic consent to the personal jurisdiction of the state and federal courts located in Wisconsin.

The provisions of this Addendum shall be considered as severable, so that the invalidity or unenforceability of any provisions will not affect the validity or enforceability of the remaining provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Addendum to either party.

The terms and conditions in the Agreement and this Addendum state the entire agreement with You relating to the Adult Medical Content, and supersede any prior agreement, whether written or oral, relating to the subject matter hereof.

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Exhibit A

Product 1: Adult Telephone Triage Algorithms – After Hours Version

1.	Description. Professional version written for use in call centers by nurses to manage After Hours telephone triage calls for providers or payors.

2.	Associated Deliverables: then-available topics (currently 326 topics)

•	Professional version written for physicians and nurses

•	Dispositions, questions and care advice can be customized

3.	Licensor Services shall include:

•	Providing current and complete version of clinical content in a Microsoft Access database

•	Providing updates on existing topics and several new topics on a yearly basis

•	Providing urgent updates on a timely basis

•	Remaining available to the medical director and/or nursing director or other designated person of Epic for any questions about the medical content of the protocols.

4

Product 2: Adult Telephone Triage Protocols – Office Hours Version

1.	Description. Designed for use in call centers, physician practices, or clinics during daytime (office) hours.

2.	Associated Deliverables: then-available topics (currently 161 topics)

•	Currently available in physician offices in book format (Publisher: American Academy of Pediatrics).

3.	Licensor Services shall include:

•	Providing current and complete version of clinical content in Microsoft Access database

•	Providing updates on existing topics on a yearly basis

•	Providing urgent updates on a timely basis

•	Remaining available to the medical director and/or nursing director or other designed person of Epic for any questions about the medical content of the protocols.

5

DIAGNOSTIC DATA ADDENDUM

The following provisions apply to the license to the Diagnostic Data software and data licensed under the Agreement.

1.	Software and Data Licensed. This Addendum covers the CodeSearch Tool provided by Diagnostic Data to Epic to the extent they are loaded into the Program Property delivered to You by Epic.

2.

Limitations. Your use of the Diagnostic Data software and data shall be limited to the Licensed Volume specified on Exhibit 1(a) and shall be subject to the same restrictions as the Program Property. The American Dental Association codes (the 5-character alphanumeric procedure codes beginning with D) that are provided with the HCPCS file may only be used for purposes directly related to participation in the Medicare program. Permission for any other use must be obtained from the American Dental Association.

3.

THE DIAGNOSTIC DATA SOFTWARE AND DATA IS PROVIDED TO YOU STRICTLY “AS IS” WITHOUT WARRANTY OF ANY KIND. EPIC AND DIAGNOSTIC DATA HEREBY DISCLAIM ANY AND ALL WARRANTIES OF ANY KIND OR NATURE PERTAINING OR RELATING TO THE DIAGNOSTIC DATA SOFTWARE OR DATA OR ANY PART THEREOF, WHETHER EXPRESS OR IMPLIED OR WRITTEN OR ORAL, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR THE DIAGNOSTIC DATA SOFTWARE OR AGAINST INFRINGEMENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY REGARDING THE DIAGNOSTIC DATA SOFTWARE.

BI-RADS® ATLAS* ADDENDUM

The following provisions apply to the use of BI-RADS® ATLAS licensed under the Agreement.

I.	DEFINITIONS.

“BI-RADS® ATLAS” means the Breast Imaging Reporting and Data System, Atlas data content owned and made available to Epic by American College of Radiology for sublicensing to You. BI-RADS® ATLAS is a quality assurance tool consisting of lexicons of standardized terminology, a reporting organization, assessment structure, coding system and data collection structure that are designed to standardize mammography, ultrasound and MRI reporting to assist in breast imaging interpretations and to facilitate outcome monitoring.

II.	LICENSE.

You shall have a non-exclusive, non-transferable, right to use BI-RADS® ATLAS in connection with Your licensed use of Epic’s software during the term of Your license agreement with Epic. American College of Radiology shall retain title to, ownership and all intellectual property rights to BI-RADS® ATLAS and any modifications, corrections, enhancements, updates or other modifications, including custom modifications and any of its enhancements.

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III.	RESTRICTIONS.

A.	You may not copy BI-RADS® ATLAS, or sell, sublicense, rent, lease or transfer BI-RADS® ATLAS to any third party.

B.	You may use BI-RADS® ATLAS only in conjunction with Your licensed use of Epic’s software.

IV.	DISCLAIMER OF WARRANTIES / LIMITED DAMAGES.

DISCLAIMER OF WARRANTY: BI-RADS® ATLAS IS PROVIDED TO YOU STRICTLY “AS IS” WITHOUT WARRANTY OF ANY KIND. NO WARRANTY OF ANY KIND IS BEING PROVIDED OR WILL BE PROVIDED TO YOU OR ANY THIRD PARTY. THE ENTIRE RISK AS TO THE USE OF BI-RADS® ATLAS IS HEREBY EXPRESSLY ASSUMED BY YOU. EPIC AND AMERICAN COLLEGE OF RADIOLOGY EACH HEREBY DISCLAIM ANY AND ALL WARRANTIES OF ANY KIND OR NATURE PERTAINING OR RELATING TO BI-RADS® ATLAS OR ANY PART THEREOF, WHETHER EXPRESS OR IMPLIED OR WRITTEN OR ORAL, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR BI-RADS® ATLAS OR AGAINST INFRINGEMENT.

YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTIES REGARDING THE BI-RADS® ATLAS.

DAMAGE LIMITATION: IN NO EVENT SHALL EPIC OR AMERICAN COLLEGE OF RADIOLOGY BE LIABLE FOR ANY LOST OR ANTICIPATED PROFITS, OR ANY INCIDENTAL, EXEMPLARY, SPECIAL, OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF BI-RADS® ATLAS, REGARDLESS OF WHETHER EPIC OR AMERICAN COLLEGE OF RADIOLOGY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

*	A registered trademark of American College of Radiology. All Rights Reserved.

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[***]

2

ILLUSTRATION ADDENDUM

The following provision applies to the use of the images from the Sourcebook of Medical Illustration that have been supplied by Epic with the Program Property (the “Images”).

1.

Grant of Rights. Epic grants to You a revocable, nonexclusive license to copy and display the Images, but only in connection with Your licensed use of Epic’s Program Property. You may not distribute the Images or copies of the Images in any way to any party that is not employed by You or that is not Your Affiliate under the terms of the Agreement, except that Your licensed healthcare professionals and those licensed healthcare professionals of Your Affiliates may distribute hard copies of the Images to their patients solely for the patient’s personal use. This license is revocable by Epic if Your license to use any Item of Epic’s Program Property with which You are using the Images is terminated for any reason or if You breach the terms of this Agreement.

[***]

3.

NO WARRANTY. YOU UNDERSTAND THAT THE IMAGES ARE PROVIDED ON AN “AS IS” BASIS, WITHOUT ANY WARRANTY OF ANY KIND FROM EPIC OR ANY OTHER PARTY AND EPIC AND ALL AUTHORS, CREATORS, DISTRIBUTORS AND OTHERS ASSOCIATED IN ANY WAY WITH SUCH IMAGES HEREBY DISCLAIM ANY WARRANTIES, WHETHER EXPRESSED OR IMPLIED, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR THE IMAGES OR AGAINST INFRINGEMENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY NOT IN THIS AGREEMENT. YOU HEREBY AGREE TO WAIVE ANY CLAIMS YOU MAY HAVE AGAINST EPIC OR ANY AUTHORS, CREATORS, DISTRIBUTORS OR OTHERS ASSOCIATED WITH SUCH IMAGES.

4.

Acknowledgement. The Images are adapted by Epic Systems Corporation from images appearing in The Sourcebook of Medical Illustration, edited by Peter G. Cull MBE, OStJ, FMAA, Hon FIMI, RMIP, Professor Emeritus of Medical Art, St. Bartholomew’s and the Royal London School of Medicine and Dentistry, Queen Mary & Westfield College, University of London, UK. The work was compiled by staff artists under the direction of Professor Cull, among whom were Lois Hague, Andrew Bezear, Joanna Cameron, Wendy Proctor, Sandra Hill and Anne Clayton. Copyright in The Sourcebook of Medical Illustration is held by St. Bartholomew’s and the Royal London School of Medicine and Dentistry, Queen Mary and Westfield College. Used with permission.

Miscellaneous Assessment Tool Collection (Third-Party) Addendum

The provisions in this Addendum apply to the license for the following items of third-party content:

1.	“Elsevier Content”, consisting of the following items:

i.	Teasdale, et al. (1974). Assessment of Coma and Impaired Consciousness. Lancet, 304(7872), 81-84.

ii.

Modified Glasgow Coma Scale for Infants and Children from Hazinski, MF: Nursing Care of the Critically Ill Child, 2nd ed., St. Louis, MO, Mosby Year Book; 1992. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

iii.	New Ballard Score, from Journal of Pediatrics, V119: 417-423, Ballard JL, et al: “New Ballard Score…” © 1991 Mosby. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

iv.

Babson & Benda Fetal Infant Growth Chart from Journal of Pediatrics, V89(5): 814-820, Babson S.G. et al: “Growth graphs for …” © 1976 Mosby. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

v.

Wong-Baker FACES Pain Rating Scale, From: Wong D.L., Hockenberry-Eaton M., Wilson D., Winkelstein M.L., Schwartz P.: Wong’s Essentials of Pediatric Nursing, ed. 6, St. Louis, 2001, p. 1301 Copyrighted by Mosby, Inc.

vi.	Pediatric Early Warning Score (PEWS) table from Journal of Critical Care. Vol 21, Issue 3: pp.271-278. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

2.	“RAND Content”, consisting of the following items:

i.

36-Item Short Form Health Survey, reproduced with permission from the RAND Corporation. Copyright © the RAND Corporation. RAND’s permission to reproduce the survey is not an endorsement of the products, services, or other uses in which the survey appears or is applied. (Note: This item of content initially will be included only if You have licensed Epic’s MyChart Shared Patient Record.)

ii.

RAND MOS 20-Item Short Form Health Survey (SF-20) is reproduced with permission from the RAND Corporation. Copyright © the RAND Corporation. RAND’s permission to reproduce the survey is not an endorsement of the products, services, or other uses in which the survey appears or is applied.

3.	“Pfizer Content”, consisting of the following items:

i.

Patient Health Questionnaire (PHQ), Brief Patient Health Questionnaire (Brief PHQ), and Patient Health Questionnaire – 9 (PHQ-9). Developed by Drs. Robert L. Spitzer, Janet B. W. Williams, Kurt Kroenke and colleagues, with an educational grant from Pfizer, Inc. No permission required to reproduce, translate, display, or distribute.

ii.	Readiness to Quit Questionnaire copyright Pfizer Inc., 2009; used with permission.

4.	Jensen D. et al.: “LATCH: Breastfeeding Charting System,” JOGNN, Jan/Feb 1994.

5.	Inouye, S. et al. (1990). Clarifying Confusion: The Confusion Assessment Method. Annals of Internal Medicine, 113(12), 941-948.

6.	The Braden Scale for Predicting Pressure Sore Risk. Copyright Barbara Braden and Nancy Bergstrom, 1988. Reprinted with permission.

7.	Sleep State Values, from: Brazelton T.B. & Nugent, J.K. (1995). The Neonatal Behavioral Assessment Scale. MacKeith Press, London.

8.	Aldrete Post-Anesthesia Recovery Score, reproduced with permission from its author, Dr. J.A. Aldrete.

9.	Tinetti Assessment Tool for Balance and Gait, from: Tinetti, M.E. Performance-Oriented Assessment of Mobility Problems in Elderly Patients, Journal of the American Geriatric Society, 1986, 34:119-126.

10.

Merkel, S., Voepel-Lewis T., Shayevitz, J. & Malviya, S. The FLACC: A Behavioral Scale for Scoring Postoperative Pain in Young Children. Pediatric Nursing, 1997, 23:293-297. © 2002, the Regents of the University of Michigan.

11.

Greene, F.L., Page, D.L., Fleming, I.D., et al. AJCC Cancer Staging Manual, Sixth Edition. New York: Springer-Verlag, 2002. Used with the permission of the American Joint Committee on Cancer (AJCC), Chicago, Illinois. The original source for this material is the AJCC Cancer Staging Manual, Sixth Edition (2002) published by Springer-Verlag New York, Inc.

12.

Neonatal Infant Pain Scale, from Lawrence, J. et al (1993). The Development of a Tool to Assess Neonatal Pain. Neonatal Network, 12, 59-66 (Used with permission of Children’s Hospital of Eastern Ontario).

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13.

Sullivan, J.T., Sykora, K., Schneiderman, J., Naranjo, C.A., and Sellers, E.M. Assessment of Alcohol Withdrawal: The Revised Clinical Institute Withdrawal Assessment for Alcohol Scale (CIWA-Ar). British Journal of Addiction 84:1353-1357, 1989.

14.	Epworth Sleepiness Scale, © 1990-1997 M.W. Johns. Used under license.

15.	Curley, M., Razmus, I., Roberts, K., & Wypij, D. Predicting Pressure Ulcer Risk in Pediatric Patients: The Braden Q Scale. Nursing Research, 52(1). 22-23. http://lww.com

16.

Caprini, J.A., Thrombosis Risk Assessment as a Guide to Quality Patient Care, Dis Mon 2005; 51:70. Modified and incorporated with permission from J.A. Caprini, MD, Northwestern Feinberg School of Medicine.

17.	Rosenbek, J., Robbins, J., Roecker, E., Coyle, J. & Wood, J. (1996). A Penetration-Aspiration Scale. Dysphagia, 11(2). 93-98.

18.

Silverman, W.A., & Anderson, S.H., A Controlled Clinical Trial of Effects of Water Mist on Obstructive Respiratory Signs, Death Rate and Necropsy Findings Among Premature Infants. Pediatrics, Ja 1956; 17(1): 1-10.

19.

Cox, J.L., Holden, J.M., and Sagovsky, R. (1987). Detection of Postnatal Depression: Development of the 10-item Edinburgh Postnatal Depression Scale. British Journal of Psychiatry 150:782-786. Users may reproduce the scale without further permission providing they respect copyright by quoting the names of the authors, the title and the source of the paper in all reproduced copies.

20.	National Institutes of Health (NIH) Stroke Scale. National Institute of Neurological Disorders and Stroke, National Institutes of Health (2003).

21.	NPASS:Neonatal Pain, Agitation & Sedation Scale, P. Hummel & M. Puchalski. Loyola University Chicago 2002. Used with permission from Pat Hummel, RNC, MA, NNP, PNP.

22.	Warden, V., Hurley, A.C. & Volicer, L. Development and Psychometric Evaluation of the Pain Assessment in Advanced Dementia (PAINAD) Scale. Am Med Dir Assoc 2003; 4: 9–15.

23.

Devlin J.W., Boleski G., et al. Motor Activity Assessment Scale: A Valid and Reliable Sedation Scale for Use with Mechanically Ventilated Patients in an Adult Surgical Intensive Care Unit. Crit Care Med. 1999; 27: 1271-1275 (Table 1, page 1276).

24.	Ramsay Sedation Score, Ramsay M.A.E., Savege, T.M., et al. Controlled Sedation with Alphaxalone-Alphadolone. Br. Med J. 1974; ii: 66-659.

25.

Edmonton Symptom Assessment System, from: Bruera, Juehn, N., Miller, M.J., Selmser, P., Macmillan, K. The Edmonton Symptom Assessment System (ESAS): A Simple Method for the Assessment of Palliative Care Patients. J. Palliat Care 1991; 7(2):6-9.

26.

Oken, M.M., Creech, R.H., Tormey, D.C., Horton, J., Davis, T.E., McFadden, E.T., Carbone, P.P. Toxicity and Response Criteria of The Eastern Cooperative Oncology Group. Am J Clin Oncol 5:649-655, 1982. Provided by Eastern Cooperative Oncology Group.

27.	Davidson, et al. (1974). REEDA: Evaluating Postpartum Healing. Journal of Nurse-Midwifery, 19, 6-8. (Table 1).

28.	Bishop Score, from: Bishop, E.H., Pelvic Scoring for Elective Induction. Obstet Gynecol 1964; 24:266-8.

29.

Finnegan, L.P., Kron, R.E., Connaughton, J.F., & Emich, J.P., A Scoring System for Evaluation and Treatment of the Neonatal Abstinence Syndrome: A New Clinical and Research Tool. In Basic and Therapeutic Aspects of Perinatal Pharmacology, Ed., Morselli, P.L., Garattini, S., & Sereni, F., New York: Raven Press 139–155, 1975.

30.	Palliative Performance Scale Version 2 (PPSv2). Copyright 2001 Victoria Hospice Society, Victoria BC, Canada. V8R 1J.

31.	Morse Fall Risk Scale, from: Preventing Patient Falls by Janice M. Morse (2nd ed., Springer Publications, 2008).

32.

2008 Revised Canadian Triage and Acuity Scale Adult guidelines. Bullard, M.J., Unger, B., Spence, J., Grafstein, E., the CTAS National Working Group. Revisions to the Canadian Emergency Department Triage and Acuity Scale (CTAS) Adult Guidelines. CJEM 2008; 10:136-42.

33.

MDS 3.0. Copyright 2011. InterRAI, may be freely used and distributed solely within the United States. Portions of the MDS 3.0 are under separate copyright protections; Pfizer Inc. holds the copyright for the PHQ-9 and the Annals of Internal Medicine holds the copyright for the CAM. Both Pfizer Inc. and the Annals of Internal Medicine have granted permission to freely use these instruments in association with the MDS 3.0.

34.

Kline, N.E., Thom, B., Quashie, W., Brosnan, P. & Dowling, M. (2008). A Model of Care Delivery to Reduce Falls in a Major Cancer Center. Advances in Patient Safety: New Directions and Alternative Approaches. Volumes 1-4, AHRQ Publication Nos. 08-0034 (1-4). Agency for Healthcare Research and Quality, Rockville, MD.

35.

U.S. Department of Veterans Affairs: VA National Center for Patient Safety Mental Health Environment of Care Checklist, 2010. For further information on patient safety visit the NCPS at www.patientsafety.gov.

2

36.

Cummings, R. (2005). Cummings Pediatric Fall Assessment Scale. In V.R. Bowden & C.S. Greenberg, Pediatric Nursing Procedures, (2nd ed., p. 284). New York, NY: Wolters Kluwer Health/Lippincott Williams & Wilkins.

37.	Project BOOST®. © Mark Williams MD, et al. Project Boost Mentoring Program, Society of Hospital Medicine, 2010. www.hospitalmedicine.org/BOOST.

38.

The Development and Evaluation of a Disease-Specific Quality of Life Measurement Tool for Osteoarthritis of the Shoulder: The Western Ontario Osteoarthritis of the Shoulder Index. Osteoarthritis and Cartilage 9: 771-778, 2001. Used with permission by Fowler Kennedy Sport Medicine Clinic, University of Western Ontario.

39.	MEDCIN Nomenclature (does not include nursing, diagnoses, interventions or actions), and MEDCIN Search, copyright Medicomp Systems, Inc., 14500 Avion Parkway, Suite 175, Chantily, VA 20151.

40.	Pasero Opioid Sedation Scale copyright Chris Pasero, 1994.

41.	Assume Pain Present, copyright Chris Pasero and Margo McCaffery, 1999.

42.	Adult Non-Verbal Pain Score (ANVPS). © Strong Memorial Hospital, University of Rochester Medical Center, 2004.

43.

Classification of Physical Status. ASA Physical Classification System, 2012. Reprinted with permission of the American Society of Anesthesiologists, 520 N. Northwest Highway, Park Ridge, Illinois 60068-2573.

44.	Confusion Assessment Method for the ICU (CAM ICU), copyright © 2002, E. Wesley Ely, MD, MPH and Vanderbilt University, all rights reserved.

45.	Posner, K., Brent, D., Lucas, C., Gould, M., Stanley, B., Brown, G., Fisher, P., Zelazny, J., Burke, A., Oquendo, M., & Mann J. (2008). The Research Foundation for Mental Hygiene, Inc.

46.	Gavin, D.R., Ross, H.E., Skinner, H.A. (1989). Diagnostic Validity of the Drug Abuse Screening Test in the Assessment of DSM-III Drug Disorder. British Journal of Addiction, 84(3):301-307.

47.

AUDIT: The Alcohol Use Disorders Identification Test: Guidelines for Use in Primary Care. Second Edition. Thomas F. Babor, John C. Higgins-Biddle, John B. Saunders, and Maristela G. Monteiro. Copyright © 2001 World Health Organization, Department of Mental Health and Substance Dependence.

48.

Buckenmaier, C.C., Galloway, K.T., Polomano, R.C., McDuffie, M., Kwon, N. and Gallagher, R.M. (2013). Defense and Veterans Pain Rating Scale. Preliminary Validation of the Defense and Veterans Pain Rating Scale (DVPRS) in a Military Population. Pain Medicine, 14(1):110–123.

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Yesavage, J.A., Brink, T.L., Rose, T.L., Lum, O., Huang, V., Adey, M., Leirer, V.O. (1982-1983). Development and Validation of a Geriatric Depression Screening Scale: a Preliminary Report. J Psychiatr Res., 17(1):37-49. Published 1982.

50.

Anderson, A.F., Irrgang, J.J., Kocher, M.S., Mann, B.J., Harrast, J.J. The International Knee Documentation Committee Subjective Knee Evaluation Form: Normative Data American Journal of Sports Medicine, 34(1): 8, copyright © 2006 by SAGE Publications. Reprinted by Permission of SAGE Publications.

51.	Knee Injury and Osteoarthritis Outcome Score (KOOS). Developed by Ewa Roos, Department of Sports Science and Clinical Biomechanics, University of Southern Denmark, Odense, Denmark. Published 1998.

52.

Knee Injury and Osteoarthritis Outcome Score- Physical Function Shortform (KOOS-PS). Developed by Ewa Roos, Department of Sports Science and Clinical Biomechanics, University of Southern Denmark, Odense, Denmark. Published 1998.

53.

Brooks S.J., Krulewicz, S.P., Kutcher, S. (2003). The Kutcher Adolescent Depression Scale: Assessment of its Evaluative Properties over the Course of an 8-Week Pediatric Pharmacotherapy Trial. Journal of Child and Adolescent Psychopharmacology, 13(3):337-49. The KADS was developed by Dr. Stan Kutcher and is under copyright.

54.	Length of Fetal Long Bones. Joanly, P., Romero, R., Published in Obstetrical Ultrasound by McGraw Hill 1984, p233. Used with Permission of Dr. Roberto Romero NICHD, NIH, DHHS.

55.

Lund and Browder Chart for Estimating and Documenting the Severity and Extent of Burn Wounds in Adults and Children (revised 2008 Feb). In: eTG complete. Melbourne: Therapeutic Guidelines Limited; 2011 Nov. http://www.tg.org.au

56.

Modified Early Warning System (MEWS). Cambridge, Massachusetts: Institute for Healthcare Improvement; 2011. Used with Permission of IHI. (Available at http://www.ihi.org/knowledge/Pages/ImprovementStories/EarlyWarningSystemsScorecardsThatSaveLives.aspx)

57.

Mifflin, M.D., St Jeor, S.T., Hill, L.A., Scott, B.J., Daugherty, S.A., Koh, Y.O., A New Predictive Equation for Resting Energy Expenditure in Healthy Individuals. American Journal of Clinical Nutrition, 1990; 51(2):241-247. American Society for Nutrition.

58.	Noonan Syndrome Boys Growth Chart. © 2007 Novo Nordisk Inc.

3

59.

Frankenfield, D., Smith, J.S., Cooney, R.N., (2004). Validation of 2 Approaches to Predicting Resting Metabolic Rate in Critically Ill Patients. Journal of Parenteral and Enteral Nutrition, 28(4):6, copyright © 2004 by Sage Publications. Reprinted by Permission of SAGE Publications.

60.	PROMIS Version 1.0 Measures. These measures are provided by the NIH and PROMIS Investigators.

61.

Sessler, C.N., Gosnell, M., Grap, M.J., Brophy, G.T., O’Neal, P.V., Keane K.A., et al. (2002). The Richmond Agitation-Sedation Scale: Validity and Reliability in Adult Intensive Care Patients. Am J Respir Crit Care Med, 166:1338-1344.

62.	“Radiological Society of North America (RSNA) Content”, consisting of the following items:

i.	Table 1: Hadlock, F.P., Harrist, R.B., Martinez-Poyer, J. In Utero Analysis of Fetal Growth: a Sonographic Weight Standard. Radiology 1991;181:129-133.

ii.

Table 1: Hadlock, F.P., Harrist, R.B., Carpenter, R.J., et al. Sonographic Estimation of Fetal Weight. The Value of Femur Length in addition to Head and Abdomen Measurements. Radiology, 1984; 150:535-540.

63.

SRS-22r. Asher, M.A., Lai, S.M., Glattes, R.C., Burton, D.C., Alanay, A., Bago, J. Refinement of the SRS-22 Health-Related Quality of Life Questionnaire Function Domain, Spine, 2006;31:593-7. Used with permission from Scoliosis Research Society. http://www.srs.org/professionals/SRS_outcomes/bibliography.pdf

64.

Williams Syndrome Growth Chart. New Height, Weight and Head Circumference Charts for British Children with Williams Syndrome. N.D.T. Martin, W.R. Smith, T.J. Cole, M.A. Preece. Arch Dis Child, 2007; 92:598-601, copyright © Williams Syndrome Foundation. All rights are reserved. All enquiries should be made to the Williams Syndrome Foundation, 161 High Street, Tonbridge, Kent, England TN9 1BX, www.williams-syndrome.org.uk. 00 44 1732 365152. Enquiries@williams-syndrome.org.uk.

65.	MAHC-10. Home Health Care Management and Practice. Sept 2012. Reproduced with permission of Missouri Alliance for Home Care.

66.	Parkes, C.M. (1981). Evaluation of a Bereavement Service. Journal of Preventive Psychiatry, 1, 179-188.

67.	Rollins, Jonathan D., Collins, Julianne S., Holden, Kenton R. (2010). United States Head Circumference Growth Reference Charts: Birth to 21 Years. Journal Of Pediatrics, 156(6), 907-912.

68.

Predicted Normal Values for Measurements of the Fetus in Utero Growth Chart. Reprinted with permission of Anderson Publishing Ltd. From Hadock, et al. Applied Radiology 12:28, 1983 © Anderson Publishing Ltd.

69.

Body Weight for Amputees- Scale found in Current Prospective on Assessment of Human Body Proportions of Relevance to Amputees, Linda Kautz Osterkamp, Journal Of The American Dietetic Association, February 1, 1995 Vol. 95(2):215-218. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

70.	Monoghan, Alan. Paediatric Early Warning Score. (PEWS). Detecting and Managing Deterioration in Children. Paediactric Nursing, 17, 32-35.

71.

Makam et al. (2013). Identifying Patients with Diabetes and the Earliest Date of Diagnosis in Real Time: an Electronic Health Record Case-Finding Algorithm. BMC Medical Informatics and Decision Making 13:81. © 2013 Makam et al.; licensee BioMed Central Ltd. This is an Open Access article distributed under the terms of the Creative Commons Attribution License (http://creativecommons.org/licenses/by/2.0).

72.	Hester Davis Scale for Falls Risk Assessment Version 1.01 part of UAMS Invention Disclosure 2012-04. Hester, Amy, Davis, Dees. Assigned to the Board of Trustees of the University of Arkansas

73.	Glasgow Coma Scale, Reprinted from The Lancet, Vol. 304, No. 7872, Teasdale et al, Assessment of Coma and Impaired Consciousness. 81-84, © 1974, with permission from Elsevier.

74.

Meyer Risk of Spiritual Suffering Scale. Copyright © Hospice of the Bluegrass, 2312 Alexandria Drive, Lexington, KY 40504. For questions or feedback on the Meyer Risk of Spiritual Suffering Scale contact Bonnie Meyer at bmeyer@hospicebg.org.

75.	Andrete, J. Antonio. (1995). The Post Anesthesia Recovery Score Revisited. Journal of Anesthesia, 7(1), 3 pages. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

76.

EPIC-26, Development and Validation of the Expanded Prostate Cancer Index Composite (EPIC) for Comprehensive Assessment of Health-Related Quality of Life in Men with Prostate Cancer. Urology. 56: 899-905, 2000.

77.	ACR Indications and Scenarios Copyright American College of Radiology. Used with permission of American College of Radiology.

78.

Cancer Outcomes and Services Dataset User Guide Version 2.1. National Cancer Intelligence Network. (2013) Open Government License: http://www.nationalarchives.gov.uk/doc/open-government-licence/version/2/

79.

Modified Bishop’s Score. American Journal of Obstetrics and Gynecology. 2004 Nov; 191(5), 1644-1648. Modified Bishop’s Score, Amer Jrl Ob Gyn. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

80.	AUA Symptoms Score. American Urological Association.

4

81.

Van Walraven, C., Wong, J., Forster, A.J. (2012). LACE+ Index: Extension of a Validated Index to Predict Early Death or Urgent Readmission After Hospital Discharge using Administrative Data. Open Medicine, 6(3), 80-90.

82.

ICCR Datasets. Copyright International Collaboration on Cancer Reporting. Used with permission of The Royal College of Pathologists of Australia. www.rcpa.edu.au//Library/Practising-pathology/ICCR/Cancer-Datasets

83.	Data elements provided by the American Congress of Obstetricians & Gynecologists (ACOG). For full versions of the forms containing these data elements, please contact the ACOG directly.

84.

Karnofsky, D.A., Burchenal, J.H. (1949). Karnofsky Performance Scale. The Clinical Evaluation of Chemotherapeutic Agents in Cancer. Evaluation of Chemotherapeutic Agents Pg. 196. In MacLeod CM (Ed), Columbia Univ Press.

85.

Weissman, Meier. (2011). Identifying Patients in Need of a Palliative Care Assessment in the Hospital Setting a Consensus Report from the Center to Advance Palliative Care. Journal of Palliative Medicine, 14(1), 17-23.

86.	EFPT Test. American Journal Occupational Therapy; 2008 Jul-Aug; 62(4):446-55.

87.	Vernon, H., Mior, S. (1991). The Neck Disability Index: A Study of Reliability and Validity. Journal of Manipulative and Physiological Therapeutics, 14, 409-415.

88.

Franck, L.S., Harris, S.K., Soetenga, D.J., Amling, J.K., & Curley, M.A.Q. (2008). The Withdrawal Assessment Tool – Version 1 (WAT-1): An Assessment Instrument for Monitoring Opioid and Benzodiazepine Withdrawal Symptoms in Pediatric Patients. Pediatric Critical Care Medicine, 9(6), 573–580.

89.	Berg, K.O., Wood-Dauphinee, S.L., et al. (1992). Measuring Balance in the Elderly: Validation of an Instrument. Canadian Journal of Public Health, 83(2), 7-11.

90.

Zimmerman, J., Kramer, A., McNair, D., Malila, F. (2006). Acute Physiology and Chronic Health Evaluation (APACHE) IV: Hospital Mortality Assessment for Today’s Critically Ill Patients. Critical Care Medicine, 34(5), 1297- 1310.

91.	Roland M.O., Morris R.W. (1983). A Study of the Natural History of Back Pain. Part 1: Development of a Reliable and Sensitive Measure of Disability in Low Back Pain. Spine, 8, 141-144.

92.

Numeric Pain Intensity Scale. Acute Pain Management: Operative or Medical Procedures and Trauma, Clinical Practice Guideline No.1. AHCPR Publication No. 92-0032; 1992. Agency for Healthcare Research & Quality, Rockville, MD; pages 116-117. AHCPR is now Agency for Healthcare Research and Quality (AHRQ).

93.

Ferreira, Flavio Lopes, Bota, Daliana Peres et al. (2001). Serial Evaluation of the SOFA Score to Predict Outcome in Critically Ill Patients. JAMA, 286(14). Copyright © 2001 American Medical Association. All rights reserved.

94.

Le Gall, Jean-Roger, Lemeshow, Stanley. (1983). A New Simplified Acute Physiology Score (SAPS II) Based on a European/North American Multicenter Study. JAM, 270 (24) Copyright © 1983 American Medical Association. All rights reserved.

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Lip, Gregory Y.H., Nieuwlaat, Robby, Pisters, Ron, et. al. (2010). Refining Clinical Risk Stratification for Predicting Stroke and Thromboembolism in Atrial Fibrillation Using a Novel Risk Factor-Based Approach: The Euro Heart Survey on Atrial Fibrillation. Chest. American College of Chest Physicians. 137(2).

96.

National Cancer Institute. Common Terminology Criteria for Adverse Events v4.0. NCI, NIH, DHHS. May 29, 2009. NIH publication # 09-7473 The CTCAE is provided by the NCI’s Cancer Therapy Evaluation Program (CTEP), a program within the NCI’s Division of Cancer Treatment and Diagnosis (DCTD).

97.

Dawber, T.R., Meadors, G.F., Moore, F.E., Jr. (1951). Epidemiological Approaches to Heart Disease: the Framingham Study. Am J Public Health, 41(3), 279-286. Used with Permission by Framingham Heart Study, a project of the National Heart, Lung, and Blood Institute and Boston University.

98.

Olsen Growth Charts. Reproduced with permission from Pediatrics Vol. 125(2), Page 214, Copyright © 2010 by the AAP. New Intrauterine Growth Curves Based on United States Data. http://pediatrics.aappublications.org/content/125/2/e214.abstract

99.

Charlson, M.E., Pompei, P., Ales K.L., MacKenzie, C.R. (1987). A New Method of Classifying Prognostic Comorbidity in Longitudinal Studies: Development and Validation.” Journal of Chronic Diseases, 40(5). Reproduced with the permission of Elsevier Inc. All Rights Reserved.

100.	Knaus, W., Draper, E., Wagner, D., Zimmerman, J. (1985). APACHE II: A Severity of Disease Classification System. Critical Care Medicine, 13(10), 818-829.

101.	Stop Bang Questionnaire. Stop Questionnaire: A Tool to Screen Patients for Obstructive Sleep Apnea. Chung et al. Anesthesiology. 2008. Vol. 108(5) 812-821.

102.	Choosing Wisely, Used with permission of the ABIM Foundation. 2014. www.choosingwisely.org

103.	Sheldrick, R.C., Perrin, E.C. (2009). Surveillance of Children’s Behavior and Development: Practical Solutions for Primary Care. Journal of Developmental and Behavioral Pediatrics, 30, 151-153.

5

104.	NSI DETERMINE Checklist. Nutrition Screening Initiative. Report of Nutrition Screening Initative. Toward a Common View. Washington, DC; Nutrition Screening Initiative; published 1991.

105.

Kemper A.R., Mahle W.T., Martin G.R., Cooley W.C., Kumar P., Morrow W.R., Kelm K., Pearson G.D., Glidewell J., Grosse S.D., Lloyd-Puryear M., Howell R.R. (2011). Strategies for Implementing Screening for Critical Congenital Heart Disease. Pediatrics,128, 1-8.

106.	Fenton, T.R., Kim J.H. A Systematic Review and Meta-Analysis to Revise the Fenton Growth Chart for Preterm Infants. BMC Pedistr. 2013;13:59.

107.	Academy of Nutrition and Dietetics. Nutrition Terminology Reference Manual (eNCPT): Dietetics Language for Nutrition Care. http://ncpt.webauthor.com

108.

FIGO Staging for Carcinoma of the Vulva, Cervix and Corpus Uteri. International Journal of Gynecology and Obstetrics. 2014. 125(3), 97-98. Reproduced with the permission of Elsevier Inc. All Rights Reserved.

109.

Cappuccio, F.P., Rink, E., Perkins-Porras, L., et al. (2003). Estimation of Fruit and Vegetable Intake Using a Two-Item Dietary Questionnaire: A Potential Tool for Primary Health Care Workers. Nutrition, Metabolism and Cardiovascular Diseases, 13(1), 12-9.

110.

Windsor, John. Nutrition in Acute Pancreatitis: Moving Full Circle or Moving Forward? American Gastroenterological Association. AGA-Perspectives. July 2014. http://www.gastro.org/journals-publications/aga-perspectives/junejuly-2014/nutrition-in-acute-pancreatitis-moving-full-circle-or-moving-forward

111.	Family History Screen is licensed by Ashton-Prolla, et al, under the Creative commons attribution license 4.0.

112.	Any additional third-party tool content items that Epic subsequently provides You notice have been added free of charge to its Miscellaneous Assessment Tool Collection.

I.	DEFINITIONS.

“Third-Party Content” means the items of third-party scales, assessment and documentation tool content listed above. Third-Party Content includes all updates and additions and revisions to the Third-Party Content that are provided by Epic to You.

II.	LICENSE.

A.     General. Subject to the restrictions in the Agreement and this Addendum, You are granted a non-exclusive license to use the Third-Party Content in connection with Your use of the Epic Program Property set forth on Exhibit 1(a) to the Agreement (or, if applicable, in the amendment to the Agreement adding this Addendum). These items are licensed to You for Your convenience at no charge to You. Epic reserves the right to terminate Your license to one or more of these items, at Epic’s sole discretion and without prior notice to You.

B.     Ownership. This is a license and not a transfer of ownership in any of the Third-Party Content. The respective authors or copyright holders for the Third Party Content retain all title and ownership rights to the Third-Party Content and all intellectual property rights relating to the Third-Party Content. You shall not alter or remove from the Program Property any attributions or copyright notice information pertaining to the Third-Party Content.

C.     Restrictions. All of the limitations and restrictions on access or use of the Program Property under the Agreement shall also apply to the Third-Party Content. In addition, You will not use the Third-Party Content in any closed-loop system that provides medical care without human intervention. You also agree to represent and use the Third-Party Content within the Program Property as received from or demonstrated by Epic, without alteration, addition or modification. The Third-Party Content requires You to exercise independent, clinical judgment in the delivery of patient care.

D.     Additional Information and Restrictions Specific to Certain Content Items. The following additional restrictions apply with regard to the specific items of Third-Party Content:

a.	Braden Scale:

i.	You agree not to abridge or change the wording or scoring of the tool;

ii.	You will obtain the authors’ permission before adding additional evaluation characteristics or scoring criteria to the tool;

iii.

If You use the tool in paper form, You will: (a) do so without abridging or changing the wording or scoring of the tool, and (b) provide the full name of the tool (“The Braden Scale for Predicting Pressure Sore Risk”), and include the following notice on such paper version: “Copyright. Barbara Braden and Nancy Bergstrom, 1988. Reprinted with Permission. All rights reserved.”)

6

b.	FLACC Pain Assessment Tool:

i.	You agree to use the capitalized style of FLACC when identifying the title of the scale;

ii.	You agree not to make changes to, additions to, or deletions from the coding for each category, or to/from the category names and defining characteristics;

iii.

You agree to acknowledge the copyright with “© 2002, the Regents of the University of Michigan” and include the following when printing the FLACC on documentation records, etc.: “Printed with permission © 2002, The Regents of the University of Michigan”.

c.	RAND 36-Item Short Form Health Survey:

i.	Changes to the Health Survey may be made without the written permission of RAND. However, all such changes shall be clearly identified as having been made by the recipient.

ii.

The Health Survey is provided in English. You accept full responsibility, and agree to indemnify and hold RAND harmless, for the accuracy of any translations of the Health survey into another language and for any errors, omissions, misinterpretations or consequences thereof.

d.	Epworth Sleepiness Scale:

i.	The English version of the Epworth Sleepiness Scale shall not be changed without the written permission of MW Johns.

e.	Palliative Performance Scale Version 2 (PPSv2).

i.

You agree not to alter the PPSv2, or use it in any way other than as intended and described in the Instructions for Use and Definition of Terms that have been provided by the Victoria Hospice Society and that are made accessible to You with the tool.

f.	The Kutcher Adolescent Depression Scale

i.

Individuals or organizations wishing to use the KADS outside of this application can contact Dr. Kutcher for written permission at: skutcher@dal.ca. More information about KADS and other supporting materials can be found at: www.teenmentalhealth.org.

g.	Morse Fall Risk Scale:

i.	The author requires that instructions for training be included with the tool; You therefore agree that You will not remove the link to online training that is embedded within the tool.

ii.

The author recommends that organizations using this tool should have a copy of the book Preventing Patient Falls by Janice M. Morse (2nd ed., Springer Publications, 2008) available on each unit so that nurses can refer to fall prevention strategies, understand how the program works and know how to calibrate the scale.

iii.

The author recommends using 45 as the high risk cutoff score, and she strongly recommends that all of the item scores are recorded, as well as the total score, so that as a patient’s scores increase or decrease, these scores can be used to monitor improvements or decline in the patient’s fall risk.

h.	Patient Health Questionnaire, Brief Patient Health Questionnaire and Patient Health Questionnaire – 9.

i.	You will not translate the PHQ, PHQ-9 or any parts of the PHQ or PHQ-9 without first seeking permission from Pfizer.

ii.	You will not modify or otherwise adapt the PHQ or PHQ-9 without permission, except:

i.	only question 9 of the PHQ-9 (Thought that you would be better off dead or of hurting yourself in some way) can be eliminated, if so desired.

ii.	the first two questions of the PHQ-9 (Questions 1&2), sometimes referred to as the PHQ-2, can be used without the remaining seven questions.

iii.	You will not sell or incorporate the PHQ or PHQ-9 into materials that could be sold.

iii.	You will include Pfizer’s copyright ownership statement and authors’ names on all copies of the PHQ and PHQ-9 they appear in the item list above (Item 32)

i.	PROMIS Version 1.0 Measures.

i.

You agree that You will not modify the PROMIS Measures or any parts of the PROMIS Measures without first obtaining permission from the NIH PROMIS Project Officer and PROMIS investigators. PROMIS is a registered trademark of the U.S. Department of Health and Human Services and may not be used without permission.

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j.	MAHC-10

i.

The fall risk assessment tool used for the validation research was the MAHC-10. The MAHC-10 consists of the required ten core elements, initial instructions, scoring mechanism and threshold for risk, all of which may not be altered or changed in any way.

ii.	The word “MAHC-10” must remain on the form or be embedded with the tool.

iii.	Credit must be given to the Missouri Alliance for Home Care.

k.	MEDCIN Nomenclature and MEDCIN Search

i.

IN NO EVENT WILL MEDICOMP SYSTEMS, INC., BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTIAL, OR DIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOSS OF DATA, LOSS OF PROFITS, OR LOST SAVINGS, ARISING OUT OF USE OF OR INABILITY TO USE THE LICENSED PRODUCTS OR DOCUMENTATION, EVEN IF MEDICOMP SYSTEMS, INC., HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY THIRD PARTY. IN NO EVENT SHALL MEDICOMP SYSTEMS, INC. BE LIABLE FOR ANY DAMAGES.

l.	Family History Screen

i.

Epic has modified the original measure to work with the Epic software, without the input or approval of the authors. You may share and copy the HARK scale provided that you follow the license requirements of the Creative Commons Attribution license 4.0, located at the time of this writing at http://creativecommons.org/publicdomain/zero/1.0/

III.	WARRANTY DISCLAIMER

THE THIRD-PARTY CONTENT IS PROVIDED AS IS AND WITHOUT WARRANTY OF ANY KIND. ANY AND ALL WARRANTIES, WHETHER EXPRESSED OR IMPLIED, ARE HEREBY DISCLAIMED, INCLUDING WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE WITH YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR AGAINST INFRINGEMENT. YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ITS SUPPLIERS OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTY RELATING TO THE CONTENT THAT IS NOT IN THE AGREEMENT OR THIS ADDENDUM.

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B.     Specific Limitations for Third-Party Content. For any claim relating to the Third-Party Content or services relating thereto, Epic’s and its suppliers’ cumulative liability to You shall not exceed the actual, direct damages incurred by You and shall not exceed a maximum of two hundred dollars ($200).

V.	CONFIDENTIALITY.

You agree to keep the Third-Party Content, as represented within the Program Property confidential in the same manner that You have agreed to keep the Epic Program Property confidential.

[***]

8

[***]

VII.	NOTICE.

Unless otherwise indicated by Your completion of the requested information below, notices of additional third-party tool content items added free of charge to the Miscellaneous Assessment Tool Collection will be sent to the same address to which invoices are sent as provided in the Agreement. If You prefer to have such notices sent to a different person in Your organization, please indicate that by providing the appropriate contact information in the space provided below:

Name/Title:

Address:

E-mail:

Phone:

If at any time You would like to change this contact information and/or designate a new recipient for such notices within Your organization, You may do so by sending an email with the new contact information to contractadmin@epic.com.

9

ACADEMY OF NUTRITION AND DIETETICS ADDENDUM

The following provisions apply to the license to the Academy Terminology licensed under the Agreement.

I.	DEFINITIONS.

“Academy” means the Academy of Nutrition and Dietetics.

“Publication” means the Academy’s publication, International Dietetics and Nutrition Terminology (IDNT) Reference Manual: Standard Language for the Nutrition Care Process, Second Edition.

“Academy Terminology” means certain standardized language, vocabulary, terminology and codes developed by the Academy for use in nutrition assessment, nutrition diagnosis, nutrition intervention, and nutrition monitoring and evaluation and contained in the Publication. Academy Terminology includes all updates and additions and revisions to such standardized language, vocabulary, terminology and codes that are provided to You by Epic.

II.	LICENSE.

Subject to the restrictions in the Agreement and this Addendum, You are granted a non-exclusive, non-transferable license to use the Academy Terminology in connection with Your licensed use of the Epic Program Property set forth on Exhibit 1(a) to the Agreement (or, if applicable, in the amendment to the Agreement adding this Addendum) during the term of the Agreement. The Academy shall retain title to, ownership of and all other intellectual property rights in the Academy Terminology. You shall not alter or remove from the Program Property any attributions or copyright notice information pertaining to the Academy Terminology.

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III.	RESTRICTIONS.

A.	You may use the Academy Terminology only in conjunction with Your licensed use of the Epic Program Property.

B.	You may not copy the Academy Terminology or sell, sublicense, rent, lease or transfer the Academy Terminology to any third party.

C.	You may not make any changes or modifications to the Academy Terminology.

IV.	DELETION AND CORRECTION OF LICENSED MATERIALS.

If the Academy requests that Epic delete or correct any portion of the Academy Terminology because such Academy Terminology contains material errors or requires updating, then Epic may, or may require You to, delete or correct such Academy Terminology, or any references to such Academy Terminology, in Your possession as soon as reasonably possible.

V.	DISCLAIMER OF WARRANTY.

DISCLAIMER OF WARRANTY: THE ACADEMY TERMINOLOGY (INCLUDING WITHOUT LIMITATION ANY DOCUMENTATION RELATED TO THE ACADEMY TERMINOLOGY) IS BEING PROVIDED AND IN EACH CASE SHALL BE PROVIDED TO YOU STRICTLY “AS IS” WITHOUT WARRANTY OF ANY KIND. NO WARRANTY OF ANY KIND IS BEING PROVIDED OR WILL BE PROVIDED TO YOU OR ANY THIRD PARTY. THE ENTIRE RISK AS TO THE USE OF THE ACADEMY TERMINOLOGY IS HEREBY EXPRESSLY ASSUMED BY YOU. EPIC AND THE ACADEMY EACH HEREBY DISCLAIM ANY AND ALL WARRANTIES OF ANY KIND OR NATURE PERTAINING OR RELATING TO THE ACADEMY TERMINOLOGY OR ANY PART THEREOF, WHETHER EXPRESS OR IMPLIED OR WRITTEN OR ORAL, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE, AND ANY IMPLIED WARRANTY AGAINST INTERFERENCE, YOUR ENJOYMENT OF THE PROGRAM PROPERTY OR THE ACADEMY TERMINOLOGY OR AGAINST INFRINGEMENT.

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YOU ACKNOWLEDGE THAT NO EMPLOYEE OF EPIC OR ANY OTHER PARTY IS AUTHORIZED TO MAKE ANY REPRESENTATIONS OR WARRANTIES REGARDING THE ACADEMY TERMINOLOGY.

VI.	LIMITATIONS OF LIABILITY.

IN NO EVENT SHALL EPIC OR THE ACADEMY BE LIABLE FOR ANY LOST OR ANTICIPATED PROFITS, OR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF OR INABILITY TO USE THE ACADEMY TERMINOLOGY, REGARDLESS OF WHETHER EPIC OR THE ACADEMY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

A.     General Limitations in Agreement. In addition to any other limitations of liability in this Addendum, the limitations of Epic’s liability that apply to the Program Property shall also apply to limit Epic’s and the Academy’s liability with respect to the Academy Terminology.

B.     Specific Limitations for Academy Terminology. For any claim relating to the Academy Terminology or services relating thereto, Epic’s and the Academy’s cumulative liability to You shall not exceed the actual, direct damages incurred by You and shall not exceed a maximum of two hundred dollars ($200).

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